Exhibit 10.1





                          UNITED STATES DISTRICT COURT
                          NORTHERN DISTRICT OF ALABAMA
                                SOUTHERN DIVISION


In re HEALTHSOUTH CORPORATION                 )  Consolidated Case No.
SECURITIES LITIGATION                         )    CV-03-BE-1500-S
--------------------------------------------- )
                                              ) CLASS ACTION
This Document Relates To:                     ) ------------
                                              )
                                              ) STIPULATION OF PARTIAL
         ALL ACTIONS.                         ) SETTLEMENT
                                              )
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

         This Stipulation of Partial Settlement, dated as of __________, 2006 (the "Stipulation"), is made and entered into by and among the following Settling Parties (as defined further in Section IV hereof) to the above-entitled
Litigation: (i) the Stockholder Lead Plaintiffs (on behalf of themselves and each of the Stockholder Class Members) and the Bondholder Lead Plaintiff (on behalf of itself and each of the Bondholder Class Members), by and through their respective counsel of record in the Litigation; and (ii) HealthSouth Corporation, by and through its counsel of record in the Litigation; and (iii) the Individual Settling Defendants, by and through their counsel of record in the Litigation (collectively with HealthSouth Corporation, "Settling Defendants"). The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims, upon and subject to the terms and conditions hereof. This Stipulation does not release any claims of the Stockholder Class or the Bondholder Class against the Non-Settling Defendants.

I.       THE LITIGATION

         Currently pending before the Court is a consolidated action on behalf of all Persons who, between April 24, 1997 and March 18, 2003, purchased or otherwise acquired the stock or options of HealthSouth Corporation ("HRC" or "HealthSouth" or the "Company"), including HealthSouth securities received in exchange for the stock or options of certain other companies acquired by HealthSouth (the "Stockholder Class"); and a separate consolidated action on behalf of all Persons who purchased or otherwise acquired bonds, notes or other debt instruments issued by

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HealthSouth during the period between March 31, 1998 and March 18, 2003 (the
"Bondholder Class").

         The Stockholder Lead Plaintiffs are New Mexico State Investment Council and the Educational Retirement Board of New Mexico ("New Mexico") and Central States SE and SW Areas Pension, with other funds ("Central States"), and the Michigan Retirement Systems ("Michigan").

         Lead Counsel for the Stockholder Class are Lerach Coughlin Stoia Geller Rudman & Robbins LLP ("Lerach Coughlin"), counsel for Central States, and Labaton Sucharow & Rudoff LLP ("Labaton Sucharow"), counsel for New Mexico ("Stockholder Plaintiffs' Lead Counsel").

         The Bondholder Lead Plaintiff is Retirement Systems of Alabama ("RSA").

         Lead Counsel for the Bondholder Class are Bernstein Litowitz Berger & Grossmann LLP and Cunningham, Bounds, Crowder, Brown & Breedlove, LLC ("Bondholder Plaintiff's Lead Counsel").

         The operative complaints in the Litigation are the Joint Second Amended Consolidated Class Action Complaint for Violations of Federal Securities Laws [Factual Basis], filed August 2, 2004, as amended by the Corrected Amendment to Joint Second Amended Consolidated Class Action Complaint for Violations of the Federal Securities Laws [Factual Basis], filed July 24, 2006; the Amended Consolidated Class Action Complaint for Violations of the Federal Securities Laws [Legal Theories and Claims], filed by the Shareholder Class on August 2, 2004; and

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the Consolidated Amended Class Action Complaint for Violations of the Federal
Securities Laws, Bondholder Plaintiffs' Legal Theories and Claims, filed August 2, 2004 (together, the "Complaint"). The Complaint alleges violations of ss.ss.11, 12(a)(2) and 15 of the Securities Act of 1933 and ss.ss.10(b), 14(a), 20(a) and 20A of the Securities Exchange Act of 1934, and Rules 10b-5 and 14a-9 promulgated thereunder by the SEC. The Complaint names as Defendants HealthSouth, founder and former Chief Executive Officer Richard M. Scrushy, other former high-ranking officers and directors of HealthSouth, HealthSouth's former outside accountants, Ernst & Young LLP, and the Company's investment banks and bankers.

         The Complaint alleges that during the relevant period, at the direction of senior HealthSouth management, Defendants implemented a scheme to falsify HealthSouth's financial statements in order to meet or exceed Wall Street expectations.

         On September 15, 2004, all non-stayed Defendants moved to dismiss the Complaint in its entirety. The Stockholder Plaintiffs and Bondholder Plaintiffs filed oppositions to the motions to dismiss in November 2004. Defendants filed reply briefs in support of their motions to dismiss on September 16, 2005. Hearings on certain of the motions were held on January 18, 2006, February 9, 2006 and June 28, 2006.

         On or about February 22, 2006, with the substantial assistance of highly experienced mediators, Eric Green and John Van Winkle, with Court supervision and after several months of mediation sessions and communications, the Stockholder and

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Bondholder Lead Plaintiffs entered into an Amended and Restated Memorandum of
Understanding, setting forth the agreement in principle to settle the Litigation against HealthSouth. On or about March 14, 2006, the Stockholder and Bondholder Lead Plaintiffs entered into a Memorandum of Understanding setting forth the agreement in principle to settle the Litigation against the Individual Settling Defendants.

II.      SETTLING DEFENDANTS' DENIALS OF WRONGDOING AND LIABILITY

         Settling Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Litigation. Settling Defendants also continue to believe the claims asserted against them in the Complaint are without merit. Nonetheless, Settling Defendants have agreed to enter into the settlement solely to avoid the expense, distraction, time, and uncertainty associated with continuing the Litigation.

         The Settling Defendants have concluded that further conduct of the Litigation would be protracted and expensive and that it is desirable that the Litigation be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. The Settling Defendants also have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases such as this Litigation. The Settling Defendants have, therefore, determined that it is desirable and beneficial to them and in the best interests of all of HealthSouth's shareholders that the

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

Litigation be settled in the manner and upon the terms and conditions set forth in this Stipulation.

III. CLAIMS OF THE STOCKHOLDER LEAD PLAINTIFFS AND BONDHOLDER LEAD PLAINTIFF AND BENEFITS OF SETTLEMENT

         The Stockholder Lead Plaintiffs and Bondholder Lead Plaintiff believe that the claims asserted in the Litigation have merit and that the evidence developed to date supports those claims. However, the Stockholder Lead Plaintiffs and the Bondholder Lead Plaintiff recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Litigation against Settling Defendants through trial and through appeals. The Stockholder Lead Plaintiffs and the Bondholder Lead Plaintiff also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as this Litigation, as well as the difficulties and delays inherent in such litigation. The Stockholder Lead Plaintiffs and Bondholder Lead Plaintiff also are mindful of the inherent difficulties of proof under and possible defenses to the securities law violations asserted in the Litigation. The Stockholder Lead Plaintiffs and Bondholder Lead Plaintiff believe that the settlement set forth in the Stipulation confers substantial benefits upon the Stockholder Class and the Bondholder Class. Based on their evaluation, the Stockholder Lead Plaintiffs, the Bondholder Lead Plaintiff and the respective Lead Counsel for the two Classes have determined that the settlement set forth in this Stipulation is in the best interests of the Stockholder Lead Plaintiffs, the Bondholder Lead Plaintiff and the two Classes.

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

IV.      TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

         NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Stockholder Lead Plaintiffs and the Bondholder Lead Plaintiff (for themselves and their respective Class Members) and Settling Defendants, by and through their respective counsel or attorneys of record, that, subject to the approval of the Court, the Litigation and the Released Claims shall be finally and fully compromised, settled and released, and the Litigation shall be dismissed with prejudice, as to all Settling Parties, upon and subject to the terms and conditions of the Stipulation, as follows.

         1.  Definitions

         As used in the Stipulation the following terms have the meanings specified below:

         1.1 "Additional Counsel for the Merger Subclasses" means Schatz & Nobel, P.C. and Ragsdale LLC.

         1.2 "Authorized Claimant" means any Stockholder Class Member or Bondholder Class Member whose claim for recovery has been allowed pursuant to the terms of the Stipulation.

         1.3 "Bondholder Action" means the actions consolidated under the caption In re HealthSouth Corporation Bondholder Litigation, No. 03-BE-1502-S.

         1.4 "Bondholder Class" means all Persons who purchased or otherwise acquired HealthSouth bonds, notes or other debt instruments during the period

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between March 31, 1998 and March 18, 2003, inclusive, including all Persons who purchased or otherwise acquired debt securities of HealthSouth pursuant or traceable to the Integrated Public Offerings or in the secondary market. Excluded from the Bondholder Class are the Defendants, members of the immediate family of the Defendants, the directors, officers, subsidiaries and affiliates of HealthSouth, any person, firm, trust, corporation, officer, director or other individual or entity in which any Defendant has a controlling interest, and the legal representatives, affiliates, heirs, successors-in-interest, or assigns of any such excluded party. Also excluded from the Bondholder Class are those Persons who timely and validly request exclusion from the Bondholder Class pursuant to the Notice of Pendency and Proposed Settlement of Class Action.

         1.5 "Bondholder Class Member" or "Member of the Bondholder Class" means a Person who falls within the definition of the Bondholder Class as set forth in
P. 1.4 of this Stipulation.

         1.6 "Bondholder Class Period" means the period March 31, 1998 through March 18, 2003, inclusive.

         1.7 "Bondholder Named Plaintiffs" means Houston Firefighters' Relief and Retirement Fund and State Universities Retirement System of Illinois.

         1.8 "Bondholder Lead Plaintiff" means Retirement Systems of Alabama ("RSA").

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

         1.9 "Bondholder Plaintiff's Lead Counsel" means Bernstein Litowitz Berger & Grossmann LLP, 1285 Avenue of the Americas, 38th Floor, New York, NY 10019 and Cunningham, Bounds, Crowder, Brown & Breedlove, LLC, 1601 Dauphin Street, Mobile, AL 36604.

         1.10 "Claims Administrator" means the firm of Rust Consulting, Inc.

         1.11 "Class Member" or "Class Members" means any or all of the Bondholder Class Members and the Stockholder Class Members.

         1.12 "Coverage Litigation" shall have the meaning given to that term in the Settlement Agreement and Policy Release between the Settling Defendants and the Settling Insurers.

         1.13 "Defendants" means the Settling Defendants and the Non-Settling Defendants.

         1.14 "Effective Date" means the first date by which all of the events and conditions specified in P. 7.1 of the Stipulation have been met and have occurred.

         1.15 "Escrow Agent" means Lerach Coughlin Stoia Geller Rudman & Robbins LLP and Bernstein Litowitz Berger & Grossmann LLP or their respective successors.

         1.16 "Federal Actions" means the Stockholder Action and the Bondholder Action.

         1.17 "Federal Plaintiffs" means the Bondholder Class and the Stockholder Class.

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

         1.18 "Final" means when the last of the following with respect to the Judgment approving the Stipulation, substantially in the form of Exhibit B hereto, shall occur: (i) the expiration of three (3) business days after the time to file a motion to alter or amend the Judgment under Federal Rule of Civil Procedure 59(e) has passed without any such motion having been filed; (ii) the expiration of three (3) business days after the time in which to appeal the Judgment has passed without any appeal having been taken (which date shall be deemed to be thirty-three (33) days following the entry of the Judgment, unless the date to take such an appeal shall have been extended by Court order or otherwise, or unless the 33rd day falls on a weekend or a Court holiday, in which case the date for purposes of this Stipulation shall be deemed to be the next business day after such 33rd day); and (iii) if such motion to alter or amend is filed or if an appeal is taken, three (3) business days after the determination of that motion or appeal in such a manner as to permit the consummation of the settlement substantially in accordance with the terms and conditions of this Stipulation. For purposes of this paragraph, an "appeal" shall not include any appeal that concerns only the issue of attorneys' fees and reimbursement of expenses or the Plan of Allocation of the Settlement Fund. Any proceeding or order, or any appeal or petition for a writ of certiorari pertaining solely to any plan of distribution and/or application for attorneys' fees, costs or expenses, shall not in any way delay or preclude the Judgment from becoming Final.

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         1.19 "HealthSouth" means HealthSouth Corporation and its subsidiaries, divisions, affiliates, predecessors, and successors.

         1.20 "Individual Settling Defendants" means Anthony J. Tanner, James P. Bennett, Robert E. Thomson, Thomas W. Carman, P. Daryl Brown, Patrick A. Foster, Brandon O. Hale, Larry D. Taylor, Susan M. Jones, William W. Horton, Larry R. House, Richard F. Celeste, C. Sage Givens, George H. Strong, Larry D. Striplin, Jr., Joel C. Gordon, John S. Chamberlin, Charles W. Newhall, III, Edwin M. Crawford, Jan L. Jones, Russell Maddox and Phillip C. Watkins.

         1.21 "Insurance Policies" are the insurance policies issued by the Settling Insurers to HealthSouth that are identified in Exhibit A to the Settlement Agreement and Policy Release executed on or about this date between HealthSouth, the Individual Settling Defendants and the Settling Insurers ("Insurance Settlement Agreement").

         1.22 "Judgment" means the judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit B.

         1.23 "Lead Plaintiffs" means, collectively, the Bondholder Lead Plaintiff and the Stockholder Lead Plaintiffs.

         1.24 "Lead Plaintiffs' Counsel" means Bondholder Plaintiff's Lead Counsel and Stockholder Lead Plaintiffs' Counsel.

         1.25 "Non-Settling Defendant" means a Defendant in the Federal Actions that is not a party to this Settlement, including but not limited to Ernst & Young, LLP,

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UBS AG, UBS Warburg LLC, PaineWebber, Inc., now d/b/a UBS Financial Services,
Inc. (subsidiary of UBS AG), Citigroup, Inc., Smith Barney, Inc. (subsidiary of Citigroup), Salomon Smith Barney now d/b/a Citigroup Global Markets (subsidiary of Citigroup), J.P. Morgan Securities, Inc. (subsidiary of J.P. Morgan Chase & Co.), Chase Securities, Inc., now d/b/a J.P. Morgan Securities, Inc. (subsidiary of J.P. Morgan Chase & Co.), Bear Stearns & Co., Cowen & Company now d/b/a Cowen Securities Corporation, Credit Suisse First Boston Corporation, Morgan Stanley & Co., Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith, Inc. (a subsidiary of Merrill Lynch & Co., Inc.), Deutsche Bank Securities, Inc. (subsidiary of Deutsche Bank AG), Deutsche Bank Alex, Brown, Inc. (division of Deutsche Bank Securities, Inc. (subsidiary of Deutsche Bank AG)), First Union Securities now d/b/a Wachovia Securities, Inc. Scotia Capital Markets (USA), Inc. (division of Scotia Capital Inc.), Jeffries & Company, Inc., Lehman Brothers, Inc., BNY Capital Markets Inc., Fleet Securities, Inc. (wholly owned subsidiary of Fleet Boston Financial Corp.), NatCity Investments, Inc., Bank of America Securities, LLC (subsidiary of Bank of America Corp.), Nationsbanc Montgomery Securities, LLC now d/b/a Bank of America Securities, LLC (subsidiary of Bank of America Corp.), Benjamin D. Lorello, William C. McGahan, Howard Capek, Richard Scrushy, William T. Owens, Weston L. Smith, Michael D. Martin, Aaron Beam, Jr., Malcolm E. McVay, Emery W. Harris, Angela Ayers, Kenneth Livesay, Cathy C. Edwards, Rebecca Kay Morgan,

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Virginia B. Valentine, Richard E. Botts, Will Hicks, Jason M. Brown and
Catherine Fowler.

         1.26 "Notice Order" means the Order described in P. 3.1 hereof.

         1.27 "Person" means an individual, corporation, partnership, limited partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

         1.28 "Plaintiffs' Counsel" means any counsel who have appeared in the Litigation.

         1.29 "Plan of Allocation" means a plan or formula of allocation of the Settlement Fund whereby the Settlement Fund shall be distributed to Authorized Claimants after payment of expenses of notice and administration of the settlement, Taxes and Tax Expenses, and such attorneys' fees, costs, expenses and interest as may be awarded by the Court. Any Plan of Allocation is not part of the Stipulation, and Settling Defendants and their Related Parties shall have no responsibility therefor or liability with respect thereto.

         1.30 "Related Parties" means, with respect to each Settling Defendant, the immediate family members, heirs, executors, administrators, successors, assigns, present and former employees, officers, directors, attorneys, legal representatives, and agents of each of them, and any person or entity which is or was related to or affiliated

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

with any Settling Defendant or in which any Settling Defendant has or had a controlling interest and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them. The Related Parties shall also include the Settling Insurers. Notwithstanding anything in this paragraph, Related Parties shall not include any Non-Settling Defendant or any Non-Settling Insurer.

         1.31 "Released Claims" means all claims (including "Unknown Claims" as defined in P. 1.43) and causes of action of every nature and description, whether known or unknown, whether arising under federal, state, common or foreign law, whether brought directly or derivatively, that Lead Plaintiffs or any member of the Bondholder Class or Stockholder Class in the Federal Actions asserted in the Complaint, or could have asserted as a result of purchases, acquisitions, sales, or exercises made during the Bondholder Class Period or the Stockholder Class Period in securities issued by HealthSouth (including, without limitation, all claims arising out of or relating to any disclosures, public filings, registration statements or other statements by HealthSouth or any Defendant in the Litigation), based upon or arising out of any facts, allegations or claims set forth in the Complaint. In addition, with respect to the Settling Insurers and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them, Released Claims means all claims and causes of action of every nature and description, whether known or unknown, whether arising under federal, state,

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common or foreign law, whether brought directly or derivatively, that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies, (ii) the Coverage Litigation, (iii) the Federal Actions, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Federal Actions, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Federal Actions.

         1.32 "Released Persons" means each and all of the Settling Defendants and each and all of their Related Parties. Released Persons also includes the Settling Insurers who issued the Insurance Policies and are contributing to the Settlement Fund. Released Persons shall not include any Non-Settling Defendant.

         1.33 "Settlement Fund" means the principal amount of Four Hundred Forty Five Million Dollars ($445,000,000.00) in cash, HealthSouth common stock and warrants, to be paid pursuant to P. 2.1 of this Stipulation, plus all interest earned thereon pursuant to P. P. 2.1, 2.2 and 2.6 and net of any expenses, fees, or taxes.

         1.34 "Settling Defendants" means HealthSouth and the Individual Settling Defendants.

         1.35 "Settling Insurers" means Federal Insurance Company, Executive Risk Indemnity Inc., St. Paul Mercury Insurance Company, Zurich American Insurance Co., Certain Underwriters at Lloyd's who subscribed severally and not jointly to Policy No. 823/FD9805714, Certain Underwriters at Lloyd's who subscribed severally and not jointly to Policy No. 823/FD9900985, Certain Underwriters at

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Lloyd's who subscribed severally and not jointly to Policy No. 823/FD010065,
Certain Underwriters at Lloyd's who subscribed severally and not jointly to Policy No. 823/FD0100668, Royal Indemnity Company as successor in interest to Royal Insurance Company of America, Greenwich Insurance Company, XL Specialty Insurance Company, Travelers Indemnity Company, successor in interest to Gulf Insurance Company, Great Lakes Reinsurance (UK) PLC, Twin City Fire Insurance Company, Continental Casualty Company, Royal Indemnity Company, ACE American Insurance Company, Starr Excess Liability, AIG Europe (UK) Limited as agents for New Hampshire Insurance Company, Arch Insurance Company, Clarendon America Insurance Co. and Lumbermen's Mutual Casualty Company, and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them, but does not include Houston Casualty Insurance or Axis Specialty Insurance (and any other person or entity in their capacity as a successor in interest to Houston Casualty Insurance or Axis Specialty Insurance with respect to an insurance policy or policies they issued to HealthSouth and/or the Individual Settling Defendants) ("Non-Settling Insurers").

         1.36 "Settling Parties" means, collectively, each of the Settling Defendants and the Stockholder Lead Plaintiffs and the Bondholder Lead Plaintiff on behalf of themselves and their respective Class Members.

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         1.37 "Stockholder Action" means the actions consolidated under the caption In re HealthSouth Corporation Stockholder Litigation, No. 03-BE-1501-S.

         1.38 "Stockholder Class" means all Persons who purchased or otherwise acquired the stock or options of HealthSouth, including HealthSouth securities received in exchange for the stock or options of certain other companies acquired by HealthSouth between April 24, 1997 and March 18, 2003, inclusive. Excluded from the Class are the Defendants, members of the immediate family of the Defendants, the directors, officers, subsidiaries and affiliates of HealthSouth, any person, firm, trust, corporation, officer, director or other individual or entity in which any Defendant has a controlling interest, and the legal representatives, affiliates, heirs, successors-in-interest, or assigns of any such excluded party. Also excluded from the Stockholder Class are those Persons who timely and validly request exclusion from the Stockholder Class pursuant to the Notice of Pendency and Settlement of Class Action.

         1.39 "Stockholder Class Member" or "Member of the Stockholder Class" means a Person who falls within the definition of the Stockholder Class as set forth in P. 1.38 of this Stipulation.

         1.40 "Stockholder Lead Plaintiffs" means New Mexico State Investment Council and the Educational Retirement Board of New Mexico and Central States SE and SW Areas Pension, with other funds, and Michigan Retirement Systems.

         1.41 "Stockholder Named Plaintiffs" means International Union of Operating Engineers, Local 132 Pension Plan, Steven Kouba, David Dubrow, Donald Angle,

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Jack Kennedy, David Willetts, Franklin and Rosalyn Ross, Trustee of the Franklin
A. Ross and Rosalyn J. Ross Revocable Living Trust and Kenneth Pittman.

         1.42 "Stockholder Plaintiffs' Lead Counsel" means Lerach Coughlin Stoia Geller Rudman & Robbins LLP, Patrick J. Coughlin, Keith F. Park, Edward P. Dietrich, 655 West Broadway, Suite 1900, San Diego, CA 92101; and Labaton Sucharow & Rudoff LLP, Thomas A. Dubbs, Lawrence A. Sucharow, James W. Johnson, Christopher J. Keller, 100 Park Avenue, 12th Floor, New York, NY 10017.

         1.43 "Unknown Claims" means all claims, demands, rights, liabilities, and causes of action of every nature and description which the Lead Plaintiffs or any Class Member do not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Lead Plaintiffs shall expressly waive, and each of the Class Members shall be deemed to have waived, and by operation of the Judgment shall have waived, the provisions, rights and benefits of California Civil Code ss.1542, which provides:

                  A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

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The Lead Plaintiffs shall expressly waive and each of the Class Members shall be deemed to have waived, and by operation of the Judgment shall have expressly waived, any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code ss.1542. The Lead Plaintiffs and Class Members may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but the Lead Plaintiffs shall expressly fully, finally and forever settle and release, and each Class Member, upon the Effective Date, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Lead Plaintiffs acknowledge, and the Class Members shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and a key element of the settlement of which this release is a part.

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         2.  The Settlement

             a. The Settlement Fund

         2.1 The principal amount of $445,000,000.00 shall consist of and be transferred as follows:

             (a) HealthSouth shall pay to the Federal Plaintiffs consideration of (i) $200,000,000, which shall be comprised of 22,088,353 shares of common stock and 40,756,326 warrants valued as of the close of business on January 18, 2006, and (ii) consideration of $15,000,000, which shall be comprised of 3,030,303 shares of common stock valued as of the close of business on February 17, 2006. The warrants shall have a strike price of $8.28 and an 11-year term. From January 18, 2006 until the date or dates HealthSouth issues the common stock or warrants, the number of shares of HealthSouth common stock and the number and terms of the warrants shall be appropriately adjusted to account for any stock splits, reverse stock splits, stock consolidations, stock dividends, return of capital, extraordinary distribution, recapitalization or sale of all or substantially all of HealthSouth's assets, or any conversion or exchange of HealthSouth's outstanding shares of common stock into other shares, securities or property resulting from an amalgamation or merger. In the event that HealthSouth effects its previously announced one-for-five reverse stock split prior to the issuance of the shares and warrants described above, then the consideration to be paid by HealthSouth shall be composed of 5,023,732 shares of common stock and 8,151,265 warrants at a strike price of $41.40. Subject to the

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

availability of an exemption under Section 3(a)(10) under the Securities Act of 1933, the common stock and warrants shall be freely tradable, except as to Class Members who are affiliates of HealthSouth as defined in the federal securities laws. The Company shall use its best efforts to list the warrants for trading on the same exchange as HealthSouth stock. The Federal Plaintiffs shall receive 100% of the benefit of any upside movement in the stock price, i.e., there shall be no reduction in the number of shares or warrants to be issued if there is an increase in the stock price. Should HealthSouth's stock price decrease, HealthSouth shall have no obligation to issue additional shares or warrants. The common stock underlying the warrants shall become freely tradable after a registration statement for the common stock underlying the warrants has been declared effective by the Securities and Exchange Commission ("SEC"). HealthSouth shall make its best efforts to register the common stock underlying the warrants as soon as practicable after HealthSouth becomes eligible to file a registration statement on Form S-3. HealthSouth shall be responsible for the costs of registering that common stock. The common stock and warrants shall be delivered to Authorized Claimants promptly upon completion of claims administration and as awarded to Lead Plaintiffs' Counsel pursuant to P. P. 6.1 and 6.2 hereof, subject to the oversight of the United States District Court for the Northern District of Alabama (the "Court").

             (b) The Settling Defendants shall cause the Settling Insurers to pay the Federal Plaintiffs $230,000,000 in cash on behalf of the Settling Defendants in

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

accordance with the provisions of the Settlement Agreement and Policy Release between the Settling Insurers, HealthSouth and the Individual Settling Defendants. The Settling Insurers shall transfer the $230,000,000 plus all earned or accrued interest, less fees, taxes, and penalties to the Escrow Agent, on or before five (5) business days after the entry of the Notice Order. If any part of the $230,000,000 is not timely paid to the Escrow Agent, it shall accrue interest at the prevailing legal rate, which interest shall be paid by the Settling Insurers.

             b. Other Settlement Consideration

         2.2 (a) HealthSouth shall pay the Federal Plaintiffs 25% of any net recoveries obtained by or on behalf of HealthSouth against the Non-Settling Defendants in any action asserting claims arising from or relating to the facts alleged in the Complaint, including but not limited to Tucker v. Scrushy, et al., CV-02-5212 (Circuit Court of Jefferson County, Alabama) (the "Derivative Action"), but excluding judgments entered or collected prior to February 22, 2006. This amount shall be net of all fees and expenses awarded to derivative plaintiffs' counsel by the Jefferson County, Alabama court or in arbitration, and the reasonable fees and expenses incurred by HealthSouth's counsel in any particular action against any Non-Settling Defendant in which a recovery is obtained.

             (b) In addition to the consideration set forth in P. 2.1 above, HealthSouth has entered and the Individual Settling Defendants shall enter into a mutually agreeable joint prosecution agreement with the Federal Plaintiffs with respect to the prosecution of claims against the Non-Settling Defendants. The Individual Settling Defendants shall, subject to applicable attorney-client privileges and other applicable privileges, cooperate in good faith with all reasonable requests by the Federal Plaintiffs and HealthSouth in connection with their joint prosecution of claims against the Non-Settling Defendants, which shall include, solely by way of example, (i) production of relevant, non-privileged documents in the possession, custody or control of the Individual Settling Defendants or any of their counsel; (ii) meeting and speaking informally with, and cooperating with, counsel for HealthSouth and the Federal Plaintiffs. In connection with the cooperation obligations set forth in this P.
2.2 HealthSouth and the Federal Plaintiffs shall take due account of the Individual Settling Defendants' regular employment and other business obligations, and health limitations, in requesting the Individual Settling Defendants to make personal appearances or travel; and HealthSouth shall advance to the Individual Settling Defendants all reasonable costs, including reasonable attorneys' fees and out-of-pocket travel and similar expenses, incurred by the Individual Settling Defendants in response to the requests of HealthSouth and/or the Federal Plaintiffs.

             c. The Escrow Agent

         2.3 The Escrow Agent may invest the cash portion of the Settlement Fund deposited pursuant to P.P. 2.1 and 2.2(a) hereof in instruments backed by the full faith and credit of the United States Government or fully insured by the United States Government or an agency thereof and shall reinvest the proceeds of these instruments as they mature in similar instruments at their then-current market rates. The Settlement Fund shall bear all risks related to investment of the Settlement Fund.

         2.4 The Escrow Agent shall not disburse the Settlement Fund except as provided in the Stipulation, by an order of the Court, or with the written agreement of counsel for Settling Defendants and the Settling Insurers.

         2.5 Subject to further order and/or direction as may be made by the Court, the Escrow Agent is authorized to execute such transactions on behalf of the Bondholder and Stockholder Class Members as are consistent with the terms of the Stipulation.

         2.6 All funds held by the Escrow Agent and the stock and warrants shall be deemed and considered to be in custodia legis of the Court, and shall remain subject to the jurisdiction of the Court, until such time as such funds shall be distributed pursuant to the Stipulation and/or further order(s) of the Court.

         2.7 Within five (5) days after payment of the cash portion of the Settlement Fund to the Escrow Agent pursuant to P. 2.1 hereof, the Escrow Agent may establish a "Notice and Administration Fund," and may deposit up to $1,000,000 from the Settlement Fund in it. The Notice and Administration Fund may be used by Lead Plaintiffs' Counsel without further consent of the Settling Defendants or the Settling Insurers or Order of the Court to pay costs and expenses reasonably and actually incurred in connection with providing notice to the Bondholder Class and the Stockholder Class, locating Class Members, soliciting claims, assisting with the filing of claims, administering and distributing the Settlement Fund to Authorized Claimants, processing Proof of Claim and Release forms, and paying escrow fees and costs, if any. The Notice and Administration Fund may also be invested and earn interest as provided for in P. 2.3 of this Stipulation.

             d. Taxes

         2.8 (a) Settling Parties and the Escrow Agent agree to treat the Settlement Fund as being at all times a "qualified settlement fund" within the meaning of Treas. Reg. ss.1.468B-1. In addition, Lead Plaintiffs' Counsel shall timely make such elections as necessary or advisable to carry out the provisions of this P. 2.8, including, if necessary, the "relation-back election" (as defined in Treas. Reg. ss.1.468B-1(j)(2)) back to the earliest permitted date. Such elections shall be made in compliance with the procedures and requirements contained in such Treasury regulations promulgated under ss.1.468B of the Internal Revenue Code of 1986, as amended (the "Code"). It shall be the responsibility of Lead Plaintiffs' Counsel to timely and properly prepare and deliver the necessary documentation for signature by all necessary parties, and thereafter to cause the appropriate filing to occur.

             (b) For the purpose of ss.1.468B of the Code and the Treasury regulations thereunder, Lead Plaintiffs' Counsel shall be designated as the "administrator" of the Settlement Fund. Lead Plaintiffs' Counsel shall timely and properly file all informational and other tax returns necessary or advisable with respect to the Settlement Fund (including, without limitation, the returns described in Treas. Reg. ss.1.468B-2(k)). Such returns (as well as the election described in

P. 2.8(a) hereof) shall be consistent with this P. 2.8 and in all events shall reflect that all Taxes (including any estimated Taxes, interest or penalties) on the income earned by the Settlement Fund shall be paid out of the Settlement Fund as provided in P. 2.8(c) hereof.

             (c) All: (a) Taxes (including any estimated Taxes, interest or penalties) arising with respect to the income earned by the Settlement Fund, including any Taxes or tax detriments that may be imposed upon Settling Defendants or their Related Parties with respect to any income earned by the Settlement Fund for any period during which the Settlement Fund does not qualify as a "qualified settlement fund" for federal or state income tax purposes ("Taxes"); and (b) expenses and costs incurred in connection with the operation and implementation of this P. 2.8 (including, without limitation, expenses of tax attorneys and/or accountants and mailing and distribution costs and expenses relating to filing (or failing to file) the returns described in this P. 2.8) ("Tax Expenses"), shall be paid out of the Settlement Fund. In no event shall Settling Defendants or their Related Parties have any responsibility for or liability with respect to the Taxes or the Tax Expenses. The Settlement Fund shall indemnify and hold each of the Settling Defendants and their Related Parties harmless for Taxes and Tax Expenses (including, without limitation, Taxes payable by reason of any such indemnification). Further, Taxes and Tax Expenses shall be treated as, and considered to be, a cost of administration of the Settlement Fund and shall be timely paid by the

Lead Plaintiffs' Counsel out of the Settlement Fund without further consent of the Settling Defendants, the Settling Insurers, or prior order from the Court, and the Escrow Agent shall be obligated (notwithstanding anything herein to the contrary) to withhold from distribution to Authorized Claimants any funds necessary to pay such amount, including the establishment of adequate reserves for any Taxes and Tax Expenses (as well as any amounts that may be required to be withheld under Treas. Reg. ss.1.468B-2(1)(2)); neither Settling Defendants nor their Related Parties are responsible therefor nor shall they have any liability with respect thereto. The parties hereto agree to cooperate with the Escrow Agent, each other, and their tax attorneys and accountants to the extent reasonably necessary to carry out the provisions of this P. 2.8.

             (d) For the purpose of this P. 2.8, references to the Settlement Fund shall include both the Settlement Fund and the Notice and Administration Fund and shall also include any earnings thereon.

             e. Termination of Settlement

         2.9 In the event that the Stipulation is not approved, or is terminated, canceled, or fails to become effective for any reason, the Settlement Fund (including accrued interest), plus any amount then remaining in the Notice and Administration Fund (including accrued interest), less expenses and Taxes and Tax Expenses incurred or due and owing in connection with the settlement provided for herein shall be refunded to the contributors as provided in P. 7.3 below.

         3.  Notice Order and Settlement Hearing

         3.1 As soon as practicable after execution of the Stipulation, the Settling Parties shall submit the Stipulation together with its exhibits to the Court and shall apply for entry of the Notice Order, substantially in the form of Exhibit A hereto, requesting, inter alia, the preliminary approval of the settlement set forth in the Stipulation and approval for mailing the Notice of Pendency and Proposed Settlement of Class Action (the "Notice") substantially in the form of Exhibit A-1 hereto and publication of a Summary Notice substantially in the form of Exhibit A-2 hereto. The Notice shall include the general terms of the settlement set forth in the Stipulation and the date of the Settlement Hearing.

         3.2 Lead Plaintiffs' Counsel shall request that after notice is given, the Court hold a hearing (the "Settlement Hearing") and finally approve the settlement of the Federal Actions as set forth herein.

         4.  Releases, Judgment Credit and Covenant Not to Sue

         4.1 Upon the Effective Date, as defined in P. 1.14 hereof, the Federal Plaintiffs shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged all Released Claims against the Released Persons, whether or not such Class Member executes and delivers a Proof of Claim and Release form.

         4.2 The Proof of Claim and Release to be executed by Class Members shall release all Released Claims against the Released Persons.

         4.3 Upon the Effective Date, as defined in P. 1.14 hereof, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged each and all of the Federal Plaintiffs and Plaintiffs' Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Federal Actions or the Released Claims.

         4.4 In the event that (i) a judgment (net of any judgment credit required under the PSLRA) is entered in the Federal Actions against any Non-Settling Defendant, and (ii) a court of competent jurisdiction determines that such Non-Settling Defendant is entitled to coverage under the Insurance Policies, then such Non-Settling Defendant shall have the overall judgment reduced by the amount of coverage, if any, such court determines (based on jury findings as and if required by law) is payable on behalf of such Non-Settling Defendant. In connection with the judicial determination of insurance coverage referred to in the preceding sentence, the Federal Plaintiffs shall have the right to defend all claims of coverage asserted by any Non-Settling Defendant, and to assert all defenses to coverage that may have been available to the Settling Insurers, the Settling Defendants shall cooperate as set out in P. 2.2(b) and the Settling Insurers shall provide reasonable cooperation in the defense of all such claims.

         4.5 The Federal Plaintiffs agree and covenant not to file or pursue any claim against the Settling Defendants between the date of this Stipulation and the Effective

Date. The parties agree that, if the Settlement does not become Final, the period of time between the date of this Stipulation and the Effective Date shall not be counted for purposes of any defense based on passage of time.

         4.6 Lead Plaintiffs and Lead Plaintiffs' Counsel agree that, as a condition of any settlement of the Federal Action with a Non-Settling Defendant, they will obtain a release and/or waiver of any rights under the Insurance Policies that might otherwise have been available to such Non-Settling Defendant in connection with the claims asserted against such Non-Settling Defendant in the Federal Actions as well as any rights that may exist as to indemnification as against HealthSouth and the Individual Settling Defendants that might otherwise be available to such Non-Settling Defendant at the time of such settlement and in connection with the claims asserted against such Non-Settling Defendant in the Federal Actions.

         5. Administration and Calculation of Claims, Final Awards and Supervision and Distribution of Settlement Fund

         5.1 The Claims Administrator shall administer and calculate the claims submitted by Class Members.

         5.2 The Settlement Fund shall be applied as follows:

             (a) to pay Plaintiffs' Counsel's attorneys' fees and expenses with interest thereon (the "Fee and Expense Award"), when, if and to the extent allowed by the Court;

             (b) to pay all the costs and expenses reasonably and actually incurred in connection with providing notice, locating Class Members, soliciting Class claims, assisting with the filing of claims, administering and distributing the Net Settlement Fund to Authorized Claimants, processing Proof of Claim and Release forms, and paying escrow fees and costs, if any;

             (c) to pay the Taxes and Tax Expenses described in P. 2.8 hereof;
and

             (d) to distribute the balance of the Settlement Fund (the "Net Settlement Fund") to Authorized Claimants as allowed by the Stipulation, the Plan of Allocation, or the Court.

         5.3 Upon the Effective Date and thereafter, and in accordance with the terms of the Stipulation, the Plan of Allocation, or such further approval and further order(s) of the Court as may be necessary or as circumstances may require, the Net Settlement Fund shall be distributed to Authorized Claimants, subject to and in accordance with the terms of this Stipulation.

         5.4 Within one hundred-twenty (120) days after such time as set by the Court, each Person claiming to be an Authorized Claimant shall be required to submit to the Claims Administrator a completed Proof of Claim and Release, substantially in a form approved by the Court, signed under penalty of perjury and supported by such documents as are specified in the Proof of Claim and Release and as are reasonably available to the Authorized Claimant.

         5.5 Except as otherwise ordered by the Court, all Class Members who fail to timely submit a Proof of Claim and Release within such period, or such other period as may be ordered by the Court, or otherwise allowed, shall be forever barred from receiving any payments pursuant to the Stipulation and the settlement set forth herein, but will in all other respects be subject to and bound by the provisions of the Stipulation, the releases contained herein, and the Judgment. Notwithstanding the foregoing, Lead Plaintiffs' Counsel may, in their discretion, accept for processing late submitted claims so long as the distribution of the Net Settlement Fund to Authorized Claimants is not materially delayed.

         5.6 The Net Settlement Fund shall be distributed to the Authorized Claimants substantially in accordance with a Plan of Allocation to be described in a subsequent notice and approved by the Court. If there is any balance remaining in the Net Settlement Fund after six (6) months from the date of distribution of the Net Settlement Fund (whether by reason of tax refunds, uncashed checks or otherwise), Lead Plaintiffs' Counsel shall, if feasible, reallocate such balance among Authorized Claimants who deposited the checks sent in the initial distribution in an equitable and economic fashion. Thereafter, any balance which still remains in the Net Settlement Fund shall be donated to an appropriate non-profit organization.

         5.7 This is not a claims-made settlement. Accordingly, once all conditions of the Stipulation are satisfied and the settlement becomes Final, no portion of the Settlement Fund will be returned to HealthSouth or the Settling Insurers. Settling

Defendants and their Related Parties shall have no responsibility for, interest in, or liability whatsoever with respect to the distribution of the Net Settlement Fund, the Plan of Allocation, the determination, administration, or calculation of claims, the payment or withholding of Taxes or Tax Expenses, or any losses incurred in connection therewith.

         5.8 No Person shall have any claim against Lead Plaintiffs, the Escrow Agent, Plaintiffs' Counsel, the Claims Administrator or other entity designated by Lead Plaintiffs' Counsel based on distributions made substantially in accordance with the Stipulation and the settlement contained herein, a Court-approved Plan of Allocation, or further order(s) of the Court.

         5.9 It is understood and agreed by the Settling Parties that any proposed Plan of Allocation of the Net Settlement Fund including, but not limited to, any adjustments to an Authorized Claimant's claim set forth therein, is not a part of the Stipulation and is to be considered by the Court separately from the Court's consideration of the fairness, reasonableness and adequacy of the settlement set forth in the Stipulation, and any order or proceeding relating to the Plan of Allocation shall not operate to terminate or cancel the Stipulation or affect the finality of the Court's Judgment approving the Stipulation and the settlement set forth therein, or any other orders entered pursuant to the Stipulation.

         6.  Plaintiffs' Counsel's Attorneys' Fees and Reimbursement of Expenses

         6.1 Stockholder Plaintiffs' Lead Counsel, Bondholder Plaintiffs' Lead Counsel and Additional Counsel for the Merger Subclasses may, upon further notice to Class Members as approved by the Court, on behalf of Plaintiffs' Counsel in the respective Stockholder and Bondholder Actions, submit separate applications (the "Fee and Expense Applications") for distributions to them from the Settlement Fund for: (a) an award of reasonable attorneys' fees from the Settlement Fund; plus (b) reimbursement of actual expenses, including the fees of any experts or consultants, incurred in connection with prosecuting the Federal Actions, plus any interest on such attorneys' fees and expenses at the same rate and for the same periods as earned by the Settlement Fund (until paid). Stockholder Lead Plaintiffs' Counsel, Bondholder Lead Plaintiffs' Counsel and Additional Counsel for the Merger Subclasses reserve the right to make additional applications for fees and expenses incurred.

         6.2 The attorneys' fees and expenses, as awarded by the Court, shall be paid to Stockholder Lead Plaintiffs' Counsel, Bondholder Lead Plaintiffs' Counsel and Additional Counsel for the Merger Subclasses from the Settlement Fund, as ordered, immediately after the Court executes an order awarding such fees and expenses. Stockholder Lead Plaintiffs' Counsel and Bondholder Lead Plaintiffs' Counsel shall thereafter allocate the attorneys' fees in a manner in which they in good faith believe reflects the contributions of Plaintiffs' Counsel to the prosecution and settlement of the Federal Actions. In the event that the Effective Date does not occur, or the Judgment or the order making the Fee and Expense Award is reversed or modified, or the Stipulation is canceled or terminated for any other reason, and in the event that the Fee and Expense Award has been paid to any extent, then Plaintiffs' Counsel shall within five (5) business days from receiving notice from Settling Defendants' counsel or from a court of appropriate jurisdiction, refund to the Settlement Fund the fees and expenses previously paid to them from the Settlement Fund plus interest thereon at the same rate as earned on the Settlement Fund in an amount consistent with such reversal or modification. Each such Plaintiffs' Counsel's law firm, as a condition of receiving such fees and expenses, on behalf of itself and each partner and/or shareholder of it, agrees that the law firm and its partners and/or shareholders are subject to the jurisdiction of the Court for the purpose of enforcing the provisions of this paragraph.

         6.3 The procedure for and the allowance or disallowance by the Court of any applications by Stockholder Lead Plaintiffs' Counsel, Bondholder Lead Plaintiffs' Counsel or Additional Counsel for the Merger Subclasses for attorneys' fees and expenses, including the fees of experts and consultants, to be paid out of the Settlement Fund, are not part of the settlement set forth in the Stipulation, and are to be considered by the Court separately from the Court's consideration of the fairness, reasonableness, and adequacy of the settlement set forth in the Stipulation, and any order or proceeding relating to the Fee and Expense Application, or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to terminate or cancel the Stipulation, or affect or delay the finality of the Judgment approving the Stipulation and the settlement of the Federal Actions set forth therein.

         6.4 Settling Defendants and their Related Parties shall have no responsibility for or liability with respect to any payment of attorneys' fees and expenses to Plaintiffs' Counsel over and above payment from the Settlement Fund.

         6.5 Settling Defendants and their Related Parties shall have no responsibility for or liability with respect to the allocation among Plaintiffs' Counsel, and/or any other Person who may assert some claim thereto, of any Fee and Expense Award that the Court may make in the Federal Actions, and Settling Defendants and their respective Related Parties take no position with respect to such matters.

         7. Conditions of Settlement, Effect of Disapproval, Cancellation or Termination

         7.1 The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events:

             (a) HealthSouth and the Settling Insurers have timely made their contribution to the Settlement Fund as required by P. 2.1 hereof;

             (b) HealthSouth has not exercised its option to terminate the Stipulation pursuant to P. 7.6 hereof;

             (c) the Court has entered the Notice Order, as required by P. 3.1 hereof;

             (d) the Court has entered the Judgment, or a judgment substantially in the form of Exhibit B hereto;

             (e) The Court has entered the Bar Order as set forth in Exhibit B hereto, or a substantial equivalent acceptable to the Settling Defendants and the Settling Insurers;

             (f) dismissal with prejudice of all claims against the Individual Settling Defendants in Tucker v. Scrushy, et al., CV-02-5212 (Circuit Court of Jefferson County, Alabama);

             (g) dismissal with prejudice of all claims against the Individual Settling Defendants in all other derivative suits involving HealthSouth and filed on or before the date of this Stipulation, including without limitation
(i) other derivative cases pending in Circuit Court of Jefferson County, Alabama, including, but not limited to, Dennis Family Trust v. HealthSouth Corp., CV-98-6592 (Ala. Cir. Ct.); and (ii) federal consolidated derivative cases, including but not limited to In re HealthSouth Corp. Derivative Litig., CV-02-BE-2565 (N.D. Ala.); and (iv) In re HealthSouth Corp. Shareholder Litig., Consol. CA No. 19869 (Del. Ch.);

             (h) the filing of a motion for dismissal with prejudice of all claims filed against the Individual Settling Defendants in Teachers' Retirement System of Louisiana v. Scrushy, et al., C.A. No. 20529 (Del. Ch.) which claims have been previously dismissed without prejudice;

             (i) dismissal with prejudice of claims between the Settling Defendants and the Settling Insurers in the Coverage Litigation; and

             (j) the Judgment has become Final, as defined in P. 1.15 hereof.

         7.2 Upon the occurrence of all of the events referenced in P. 7.1 hereof, any and all remaining interest or right of Settling Defendants in or to the Settlement Fund, if any, shall be absolutely and forever extinguished. If all of the conditions specified in P. 7.1 hereof are not met, then the Stipulation shall be canceled and terminated subject to P. 7.4 hereof unless Lead Plaintiffs' Counsel and counsel for Settling Defendants mutually agree in writing to proceed with the Stipulation.

         7.3 Unless otherwise ordered by the Court, in the event the Stipulation shall terminate, or be canceled, or shall not become effective for any reason, within five (5) business days after written notification of such event is sent by counsel for Settling Defendants or Lead Plaintiffs' Counsel to the Escrow Agent, subject to the terms of P. 2.8 hereof, the Settlement Fund (including accrued interest), plus any amount then remaining in the Notice and Administration Fund (including accrued interest), less expenses and any costs which have either been disbursed pursuant to P. 2.6 hereof or are determined to be chargeable to the Notice and Administration Fund including Taxes and Tax Expenses, shall be refunded by the Escrow Agent to HealthSouth and/or the Settling Insurers in proportion to their contribution thereto. At the request of counsel for Settling Defendants, the Escrow Agent or its designee shall apply for any tax refund owed on the Settlement Fund and pay the proceeds, after deduction of any fees or expenses incurred in connection with such application(s) for refund, to HealthSouth or the Settling Insurers.

         7.4 In the event that the Stipulation is not approved by the Court or the settlement set forth in the Stipulation is terminated or fails to become effective in accordance with its terms, the Settling Parties shall be restored to their respective positions in the Federal Actions as of January 27, 2006. In such event, the terms and provisions of the Stipulation, with the exception of
P. P. 2.8, 2.9, 7.3-7.5 hereof, shall have no further force and effect with respect to the Settling Parties and shall not be used in the Federal Actions or in any other proceeding for any purpose, and any judgment or order entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc. No order of the Court or modification or reversal on appeal of any order of the Court concerning the Plan of Allocation or the amount of any attorneys' fees, costs, expenses and interest awarded by the Court to Stockholder Lead Plaintiffs' Counsel and Bondholder Lead Plaintiffs' Counsel shall constitute grounds for cancellation or termination of the Stipulation.

         7.5 If the Effective Date does not occur, or if the Stipulation is terminated pursuant to its terms, neither the Federal Plaintiffs nor Plaintiffs' Counsel shall have any obligation to repay any amounts actually and properly disbursed from the Notice and Administration Fund. In addition, any expenses already incurred and properly chargeable to the Notice and Administration Fund pursuant to P. 2.7 hereof at the time of such termination or cancellation, but which have not been paid, shall be paid by the Escrow Agent in accordance with the terms of the Stipulation prior to the balance being refunded in accordance with P.P. 2.9 and 7.3 hereof.

         7.6 If prior to the Settlement Hearing, the aggregate number of HealthSouth debt or equity securities purchased or acquired by Persons who would otherwise be Members of the applicable Class, but who request exclusion from that Class, exceeds the sum specified in a separate supplemental agreement between the Lead Plaintiffs and HealthSouth (the "Supplemental Agreement"), HealthSouth shall have, in its sole and absolute discretion, the option to terminate this Stipulation in accordance with the procedures set forth in the Supplemental Agreement. The Supplemental Agreement will not be filed with the Court unless required by court rule or unless and until a dispute as between the Lead Plaintiffs and HealthSouth concerning its interpretation or application arises.

         8.  Class Certification

         8.1 For purposes of this Stipulation only, the Settling Parties will stipulate to certification of the Bondholder Class and the Stockholder Class, as defined herein and the appointment of the Stockholder Lead Plaintiffs' and the Bondholder Lead Plaintiff as class representatives of the Stockholder Class and the Bondholder Class, respectively. Settling Defendants expressly reserve the right to contest class certification in the event this Settlement does not become effective for any reason.

         9.  No Admission of Wrongdoing

         9.1 This Stipulation, whether or not consummated, and any negotiations, discussions or proceedings in connection herewith shall not be:

             (a) offered or received against any Settling Defendant as evidence of or construed as or deemed to be evidence of any presumption, concession, or admission by any Settling Defendant of the truth of any fact alleged by the Class Members or the validity of any claim that has been or could have been asserted in the Federal Actions or in any litigation, or the deficiency of any defense that has been or could have been asserted in the Federal Actions or in any litigation, or of any liability, negligence, fault, or wrongdoing of Settling Defendants;

             (b) offered or received against any Settling Defendant as evidence of a presumption, concession, admission of any fault, misrepresentation or omission with respect to any statement or written document approved or made by any Defendant, or against the Federal Plaintiffs as evidence of any infirmity in the claims of the Federal Plaintiffs and the Classes;

             (c) offered or received against any Settling Defendant as evidence of a presumption, concession, or admission of any liability, negligence, fault or wrongdoing, or in any way referred to for any other reason as against any of the parties to this Stipulation, in any other civil, criminal or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Stipulation; provided, however, that if this Stipulation is approved by the Court, Settling Defendants and their Related Parties may refer to it to effectuate the release granted them hereunder;

             (d) construed against Settling Defendants, Lead Plaintiffs or the Classes as an admission or concession that the consideration to be given hereunder represents the amount which could be or would have been recovered after trial.

         10. Miscellaneous Provisions

         10.1 The Settling Parties (a) acknowledge that it is their intent to consummate this agreement; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their reasonable best efforts to accomplish the foregoing terms and conditions of the Stipulation.

         10.2 This Stipulation, the exhibits attached hereto and the Supplemental Agreement constitutes the entire agreement between the Settling Parties as to the subject matter hereof and supersedes any prior or contemporaneous written or oral agreements or understandings between the Settling Parties as to the subject matter hereof, including (i) the Amended and Restated Memorandum of Understanding between the Stockholder and Bondholder Lead Plaintiffs and HealthSouth and (ii) the Memorandum of Understanding between the Stockholder and Bondholder Lead Plaintiffs and the Individual Settling Defendants; provided, however, that nothing contained herein shall release, alter, change, limit, affect, dilute, eliminate, or in any way, impair or undermine existing or future indemnification and advancement rights, and/or existing or future indemnification and advancement claims, if any, of the Individual Settling Defendants against HealthSouth, whether arising out of any corporate governance provisions, Certificate of Incorporation, By-laws, as in effect at any time, other corporate documents, indemnity agreements, letter agreements, severance agreements, contract, law, or otherwise. No modification or amendment of this Agreement shall be valid unless made in writing and signed by or on behalf of each Party hereto. No representations, warranties or inducements have been made to any party concerning the Stipulation, its exhibits or the Supplemental Agreement other than the representations, warranties and covenants contained and memorialized in such documents. Except as otherwise provided for herein, each party shall bear his, her or its own costs. The settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim or defense. The Judgment will contain a statement that during the course of the Federal Actions, the parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11. The Settling Parties agree that the amount paid to the Settlement Fund and the other terms of the settlement were negotiated in good faith by the Settling Parties and reflect a settlement that was reached voluntarily after consultation with competent legal counsel. The Settling Parties reserve their right to rebut, in a manner that such party determines to be appropriate, any contention made in any public forum that the Federal Action was brought or defended in bad faith or without a reasonable basis.

         10.3 Settling Defendants and/or their Related Parties may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense, claim or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

         10.4 All agreements made and orders entered during the course of the Federal Actions relating to the confidentiality of information shall survive this Stipulation.

         10.5 All of the exhibits to the Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

         10.6 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.

         10.7 Lead Plaintiffs' Counsel, on behalf of the Classes, are expressly authorized by the Lead Plaintiffs to take all appropriate action required or permitted to be taken by the Classes pursuant to the Stipulation to effectuate its terms and also are expressly authorized to enter into any modifications or amendments to the Stipulation on behalf of the Classes which they deem appropriate.

         10.8 Each counsel or other Person executing the Stipulation or any of its exhibits on behalf of any party hereto hereby warrants that such Person has the full authority to do so.

         10.9 The Stipulation may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of original executed counterparts shall be filed with the Court.

         10.10 The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto.

         10.11 The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and all parties hereto submit to the jurisdiction of the Court for purposes of implementing and enforcing the settlement embodied in the Stipulation.

         10.12 The waiver by one party of any breach of this Stipulation by any other party shall not be deemed a waiver by any other party or a waiver of any other prior or subsequent breach of this Stipulation.

         10.13 HealthSouth warrants as to itself and, to the best of its knowledge, as to the Settling Insurers that, as to the payments made by or on behalf of Settling Defendants, at the time of such payments that HealthSouth and/or the Settling Insurers made or caused to be made pursuant to P. 2.1 above, as the case may be, they were not insolvent nor did nor will the payments required to be made by or on behalf of Defendants render HealthSouth or the Settling Insurers, as the case may be, insolvent within the meaning of and/or for the purposes of United States Bankruptcy Code, including ss.ss.101 and 547 thereof. This warranty is made by HealthSouth and not by counsel for HealthSouth.

         10.14 If a case is commenced in respect of the Settling Defendants or any of the Settling Insurers under Title 11 of the United States Code (Bankruptcy), or a trustee, receiver or conservator is appointed under any similar law, and in the event of the entry of a final order of a court of competent jurisdiction determining the transfer of money to the Settlement Fund or any portion thereof by or on behalf of the Settling Defendants to be a preference, voidable transfer, fraudulent transfer or similar transaction, and any portion thereof is required to be returned, and such amount is not promptly deposited to the Settlement Fund by others, then, at the election of Lead Plaintiffs' Counsel, the parties shall jointly move the Court to vacate and set aside the releases given and the Judgment entered in favor of such Settling Defendant pursuant to this Stipulation, which releases and Judgments shall be null and void, and the parties so affected shall be restored to their respective positions in the Federal Actions as of January 27, 2006, and any other cash amounts in the Settlement Fund paid by or on behalf of such affected Settling Defendant shall be returned as provided herein.

         10.15 The Stipulation and the exhibits hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of Alabama, and the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of Alabama without giving effect to that state's choice-of-law principles.

         IN WITNESS WHEREOF, the parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys dated as of ________, 2006.

                                         WHATLEY DRAKE, LLC
                                         JOE R. WHATLEY, JR.
                                         RUSSELL JACKSON DRAKE
                                         G. DOUGLAS JONES
                                         OTHNI J. LATHRAM


                                               s/ G. Douglas Jones
                                         ---------------------------------------
                                                G. DOUGLAS JONES

                                         2323 Second Avenue North
                                         Birmingham, AL  35203
                                         Telephone:  205/328-9576
                                         205/328-9669 (fax)

                                         RILEY & JACKSON, P.C.
                                         ROBERT R. RILEY, JR.
                                         1744 Oxmoor Road
                                         Birmingham, AL  35209
                                         Telephone:  205/879-5000
                                         205/879-5901 (fax)

                                         Co-Liaison Counsel for Stockholder Lead
                                         Plaintiffs

                                         LERACH COUGHLIN STOIA GELLER
                                            RUDMAN & ROBBINS LLP
                                         WILLIAM S. LERACH
                                         KEITH F. PARK
                                         EDWARD P. DIETRICH
                                         ELLEN GUSIKOFF STEWART
                                         JAMES A. CAPUTO
                                         DEBRA J. WYMAN
                                         JONAH H. GOLDSTEIN
                                         655 West Broadway, Suite 1900
                                         San Diego, CA  92101
                                         Telephone:  619/231-1058
                                         619/231-7423 (fax)

                                         LERACH COUGHLIN STOIA GELLER
                                            RUDMAN & ROBBINS LLP
                                         PATRICK J. COUGHLIN


                                                s/ Patrick J. Coughlin
                                         ---------------------------------------
                                                 PATRICK J. COUGHLIN

                                         100 Pine Street, Suite 2600
                                         San Francisco, CA  94111
                                         Telephone:  415/288-4545
                                         415/288-4534 (fax)

                                         LABATON SUCHAROW & RUDOFF LLP
                                         THOMAS A. DUBBS
                                         LAWRENCE A. SUCHAROW
                                         JAMES W. JOHNSON
                                         CHRISTOPHER J. KELLER


                                                  s/ Thomas A. Dubbs
                                         ---------------------------------------
                                                    THOMAS A. DUBBS

                                         100 Park Avenue, 12th Floor
                                         New York, NY  10017-5563
                                         Telephone:  212/907-0700
                                         212/818-0477 (fax)

                                         Lead Counsel for Stockholder Lead
                                         Plaintiffs

                                         DONALDSON & GUIN, LLC
                                         DAVID J. GUIN
                                         DAVID R. DONALDSON
                                         TAMMY MCCLENDON STORES


                                                  s/ David J. Guin
                                         ---------------------------------------
                                                    DAVID J. GUIN

                                         505 Twentieth Street North, Suite 1000
                                         Birmingham, AL  35203
                                         Telephone:  205/226-2282
                                         205/226-2257 (fax)

                                         Liaison Counsel for Bondholder Lead
                                         Plaintiff

                                         BERNSTEIN LITOWITZ BERGER &
                                            GROSSMANN LLP
                                         MAX W. BERGER
                                         JOHN P. COFFEY
                                         JEFFREY N. LEIBELL


                                                   s/ John P. Coffey
                                         ---------------------------------------
                                                    JOHN P. COFFEY

                                         1285 Avenue of the Americas, 38th Floor
                                         New York, NY  10019
                                         Telephone:  212/554-1400
                                         212/554-1444 (fax)

                                         CUNNINGHAM, BOUNDS, CROWDER
                                            BROWN & BREEDLOVE, LLC
                                         ROBERT T. CUNNINGHAM, JR.
                                         JOHN T. CROWDER, JR.


                                               s/ Robert T. Cunningham, Jr.
                                         ---------------------------------------
                                                 ROBERT T. CUNNINGHAM, JR.

                                         1601 Dauphin Street
                                         P.O. Box 66705
                                         Mobile, AL  36660

                                         Lead Counsel for Bondholder Lead
                                         Plaintiff

                                         BRADLEY ARANT ROSE & WHITE LLP
                                         JULIA BOAZ COOPER


                                                 s/ Julia Boaz Cooper
                                         ---------------------------------------
                                                  JULIA BOAZ COOPER

                                         One Federal Place
                                         1819 Fifth Avenue North
                                         Birmingham, AL  35203-2104

                                         Counsel for HealthSouth Corporation

                                         HEALTHSOUTH CORPORATION
                                         JOHN WHITTINGTON, INTERIM GENERAL
                                         COUNSEL AND CORPORATE SECRETARY

                                         One HealthSouth Parkway
                                         Birmingham, AL  35243

                                         INDIVIDUAL SETTLING DEFENDANTS

                                         MAYNARD COOPER & GALE PC
                                         N. LEE COOPER
                                         PATRICK C. COOPER
                                         JAMES L. GOYER, III


                                                s/ James L. Goyer, III
                                         ---------------------------------------
                                                  JAMES L. GOYER, III

                                         2400 AmSouth/Harbert Plaza
                                         1901 6th Avenue North
                                         Birmingham, AL  35203
                                         Telephone:  205/254-1000
                                         205/254-1999 (fax)

                                         Counsel to P. Daryl Brown, Richard F.
                                         Celeste, Patrick A. Foster, Brandon O.
                                         Hale, Larry R. House, William W.
                                         Horton, Jan L. Jones, Russell H.
                                         Maddox, Larry D. Taylor, and Phillip
                                         C. Watkins

                                         ALSTON & BIRD LLP
                                         PETER Q. BASSETT
                                         BETSY P. COLLINS


                                                 s/ Betsy P. Collins
                                         ---------------------------------------
                                                  BETSY P. COLLINS

                                         One Atlantic Center
                                         1201 West Peachtree Street
                                         Atlanta, GA  30309-3424
                                         Telephone:  404/881-7000
                                         404/881-7777 (fax)

                                         Counsel to P. Daryl Brown, Richard F.
                                         Celeste, Patrick A. Foster, Brandon O.
                                         Hale, William W. Horton, Jan L. Jones,
                                         Russell H. Maddox, Larry D. Taylor, and
                                         Phillip C. Watkins

                                         J. MARK HART, P.C.
                                         J. MARK HART


                                                   s/ J. Mark Hart
                                         ---------------------------------------
                                                    J. MARK HART

                                         1400 Park Place Tower
                                         2001 Park Place Tower
                                         Birmingham, AL  34203
                                         Telephone:  205/254-1464
                                         205/324-1133 (fax)

                                         SIMPSON THACHER & BARTLETT LLP
                                         MICHAEL CHEPIGA
                                         PAUL C. GLUCKOW
                                         425 Lexington Avenue
                                         New York, NY  10017
                                         Telephone:  212/455-2000
                                         212/455-2502 (fax)

                                         Counsel to John S. Chamberlin, C. Sage
                                         Givens, Joel C. Gordon, Charles W.
                                         Newhall, III, Larry D. Striplin, Jr.,
                                         and George H. Strong

                                         CHRISTIAN & SMALL LLP
                                         KENNETH O. SIMON
                                         MAXWELL H. PULLIAM

                                                  s/ Kenneth O. Simon
                                         ---------------------------------------
                                                   KENNETH O. SIMON

                                         Financial Center
                                         505 North Twentieth Street, Suite 1800
                                         Birmingham, AL  35203
                                         Telephone:  205/795-6588
                                         205/328-7234 (fax)

                                         Counsel to Robert E. Thompson

                                         STARNES & ATCHISON LLP
                                         ANTHONY C. HARLOW


                                                   s/ Anthony C. Harlow
                                         ---------------------------------------
                                                     ANTHONY C. HARLOW

                                         100 Brookwood Place, 7th Floor
                                         P.O. Box 598512
                                         Birmingham, AL  35259-8512

                                         Counsel to Edwin M. Crawford

                                         BAXLEY, DILLARD, DAUPHIN,
                                            MCKNIGHT & BARCLIFT
                                         CHARLES DAUPHIN
                                                s/ Charles Dauphin
                                         ---------------------------------------
                                                  CHARLES DAUPHIN

                                         2008 Third Avenue South
                                         Birmingham, AL  35233

                                         Counsel to Susan M. Jones Smith

                                         JOHNSTON BARTON PROCTOR
                                            & POWELL LLP
                                         DON B. LONG, JR.
                                         JAMES F. HENRY


                                                  s/ Don B. Long, Jr.
                                         ---------------------------------------
                                                   DON B. LONG, JR.

                                         2900 AmSouth/Harbert Plaza
                                         1901 Sixth Avenue North
                                         Birmingham, AL  35203-2618
                                         205/458-9500 (fax)

                                         Counsel to James P. Bennett

                                         LIGHTFOOT, FRANKLIN & WHITE LLC
                                         JACKSON R. SHARMAN III
                                         JAMES F. HUGHEY, III


                                               s/ Jackson R. Sharman III
                                         ---------------------------------------
                                                JACKSON R. SHARMAN III

                                         The Clark Building
                                         400 North 20th Street
                                         Birmingham, AL  35203
                                         205/581-0799 (fax)

                                         Counsel to Anthony J. Tanner

                             CERTIFICATE OF SERVICE
                             ----------------------

         I hereby certify that on September 26, 2006, I electronically filed the foregoing with the Clerk of the Court using the CM/ECF system which will send notification of such filing to the e-mail addresses denoted on the attached Electronic Mail Notice List, and I hereby certify that I have mailed the foregoing document or paper via the United States Postal Service to the non-CM/ECF participants indicated on the attached Manual Notice List.

                                         s/ Patrick J. Coughlin
                                         ---------------------------------------
                                         PATRICK J. COUGHLIN

                                         LERACH COUGHLIN STOIA GELLER
                                             RUDMAN & ROBBINS LLP
                                         655 West Broadway, Suite 1900
                                         San Diego, CA  92101
                                         Telephone:  619/231-1058
                                         619/231-7423 (fax)
                                         E-mail:  PatC@lerachlaw.com

                          UNITED STATES DISTRICT COURT

                          NORTHERN DISTRICT OF ALABAMA

                                SOUTHERN DIVISION


In re HEALTHSOUTH CORPORATION                ) Consolidated Case No.
SECURITIES LITIGATION                        )     CV-03-BE-1500-S
                                             )
                                             )
-------------------------------------------- ) CLASS ACTION
                                               ------------

                                               [PROPOSED] ORDER
                                               PRELIMINARILY APPROVING
                                               SETTLEMENT AND PROVIDING
                                               FOR NOTICE

                                               EXHIBIT A

         WHEREAS, class actions are pending before the Court entitled In re HealthSouth Stockholder Litigation, No. CV-03-BE-1501-S and In re HealthSouth Bondholder Litigation, No. 03-BE-1502-S (together, the "Federal Actions");

         WHEREAS, the Court has received the Stipulation of Settlement dated as of _________, 2006 (the "Stipulation"), that has been entered into by the Lead Plaintiffs and Settling Defendants, and the Court has reviewed the Stipulation and its attached Exhibits; and

         WHEREAS, the parties having made application, pursuant to Federal Rule of Civil Procedure 23(e), for an order preliminarily approving the settlement of the Federal Actions, in accordance with the Stipulation which, together with the Exhibits annexed thereto sets forth the terms and conditions for a proposed settlement of the Federal Actions and for dismissal of the Federal Actions with prejudice upon the terms and conditions set forth therein; and the Court having read and considered the Stipulation and the Exhibits annexed thereto; and

         WHEREAS, all defined terms contained herein shall have the same meanings as set forth in the Stipulation;

         NOW, THEREFORE, IT IS HEREBY ORDERED:

         1. The Court hereby certifies the following classes for settlement purposes only:

             (a) "Stockholder Class" means all Persons who purchased or otherwise acquired the stock or options of HealthSouth, including HealthSouth securities received in exchange for the stock or options of certain other companies acquired by HealthSouth between April 24, 1997 and March 18, 2003, inclusive. Excluded from the Class are the Defendants, members of the immediate family of the Defendants, the directors, officers, subsidiaries and affiliates of HealthSouth, any person, firm, trust, corporation, officer, director or other individual or entity in which any Defendant has a controlling interest, and the legal representatives, affiliates, heirs, successors-in-interest, or assigns of any such excluded party. Also excluded from the Stockholder Class are those Persons who timely and validly request exclusion from the Stockholder Class pursuant to the Notice of Pendency and Settlement of Class Action.

             (b) "Bondholder Class" means all Persons who purchased or otherwise acquired HealthSouth bonds, notes or other debt instruments during the period between March 31, 1998 and March 18, 2003, inclusive, including all Persons who purchased or otherwise acquired debt securities of HealthSouth pursuant or traceable to the Integrated Public Offerings or in the secondary market. Excluded from the Bondholder Class are the Defendants, members of the immediate family of the Defendants, the directors, officers, subsidiaries and affiliates of HealthSouth, any person, firm, trust, corporation, officer, director or other individual or entity in which any Defendant has a controlling interest, and the legal representatives, affiliates, heirs, successors-in-interest, or assigns of any such excluded party. Also excluded from the Bondholder Class are those Persons who timely and validly request exclusion from the

Bondholder Class pursuant to the Notice of Pendency and Proposed Settlement of Class Action.

         2. With respect to each class, this Court finds that: (a) the members of each class are so numerous that joinder of all class members in the class action is impracticable; (b) there are questions of law and fact common to each class which predominate over any individual question; (c) the claims of the Bondholder Lead Plaintiff are typical of the claims of the Bondholder Class and the claims of the Stockholder Lead Plaintiffs are typical of the claims of the Stockholder Class; (d) the Lead Plaintiffs and their counsel have fairly and adequately represented and protected the interests of the respective members of each class; and (e) a class action is superior to other available methods for the fair and efficient adjudication of the controversy considering: (i) the interests of the members of each class in individually controlling the prosecution of the separate actions, (ii) the extent and nature of any litigation concerning the controversy already commenced by members of each class; (iii) the desirability or undesirability of concentrating the litigation of these claims in this particular forum, and (iv) the difficulties likely to be encountered in the management of the class action.

         3. Pursuant to Rule 23 of the Federal Rules of Civil Procedure, and for the purposes of settlement only, the Court certifies New Mexico, Central States and Michigan as Class Representatives for the Stockholder Class, and certifies Retirement Systems of Alabama as the Class Representative for the Bondholder Class.

         4. The Court does hereby preliminarily approve the Stipulation and the settlement set forth therein, subject to further consideration at the Settlement Hearing described below. The Court also preliminarily approves the Insurance Settlement Agreement and Policy Release (see Exhibit A-3), subject to further consideration at the Settlement Hearing.

         5. A hearing (the "Settlement Hearing") shall be held before this Court on _______________, 20__, at _________ __.m., at the United States
Courthouse, Courtroom 3, Robert Vance Federal Building, 140 Hugo L. Black United States Courthouse, 1729 Fifth Avenue North, Birmingham, Alabama to determine whether the proposed settlement of the Federal Actions on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate to the Stockholder Class and the Bondholder Class and should be approved by the Court; and whether a Judgment as provided in P. 1.22 of the Stipulation should be entered herein. The Court may adjourn the Settlement Hearing without further notice to Members of the Classes.

         6. The Court recognizes and acknowledges that one consequence of a determination of fairness at the Settlement Hearing is that, pursuant to ss.3(a)(10) of the Securities Act of 1933, as amended, 15 U.S.C. ss.77c(a)(10), the shares of HealthSouth common stock to be issued as part of the settlement consideration may be distributed to Class Members and to Plaintiffs' Counsel without registration and compliance with the prospectus delivery requirements of the securities laws. If the Settlement is approved, such shares will be exempt from registration under the Securities Act of 1933, 15 U.S.C. ss.77c(a)(1), as amended, pursuant to ss.3(a)(10) thereunder.

         7. The Court approves, as to form and content, the Notice of Pendency and Proposed Settlement of Class Action (the "Notice"), and Summary Notice for publication annexed as Exhibits A-1 and A-2 hereto and finds that the mailing and distribution of the Notice and publishing of the Summary Notice substantially in the manner and form set forth in P. 8 of this Order meet the requirements of Federal Rule of Civil Procedure 23, ss.21D(a)(7) of the Securities Exchange Act of 1934, 15 U.S.C. ss.78u-4(a)(7), as amended including by the Private Securities Litigation Reform Act of 1995, and due process, and is the best notice practicable under the circumstances and shall constitute due and sufficient notice to all Persons entitled thereto.

         8. The firm of Rust Consulting, Inc. ("Claims Administrator") is hereby appointed to supervise and administer the notice procedure as well as the processing of claims as more fully set forth below:

             (a) HealthSouth shall cooperate in making its transfer records and shareholder and bondholder information available to the Claims Administrator no later than seven (7) days following entry of this Order for the purpose of identifying and giving notice to the Classes.


             (b) Lead Plaintiffs' Counsel shall make reasonable efforts to identify all Persons who are Members of the Class, and not later than 14 days after entry of this Order (the "Notice Date"), Lead Plaintiffs' Counsel shall cause a copy of the

Notice substantially in the form annexed as Exhibits A-1 hereto, to be mailed by first class mail to all Class Members who can be identified with reasonable effort;

             (c) Not later than 14 days after the Notice Date, Lead Plaintiffs' Counsel shall cause the Summary Notice to be published once in the national edition of The Wall Street Journal and in Investor's Business Daily and once over the PR Newswire; and

             (d) At least seven (7) calendar days prior to the Settlement Hearing, Lead Plaintiffs' Counsel shall cause to be served on Settling Defendants' counsel and filed with the Court proof, by affidavit or declaration, of such mailing and publishing.

         9. Nominees who purchased the common stock, options, bonds, notes or other debt instruments of HealthSouth for the beneficial ownership of Stockholder Class Members during the Class Period or Bondholder Class Members during the Bondholder Class Period shall send the Notice to all beneficial owners of such HealthSouth securities within ten (10) days after receipt thereof, or send a list of the names and addresses of such beneficial owners to the Claims Administrator within ten (10) days of receipt thereof, in which event the Claims Administrator shall promptly mail the Notice to such beneficial owners. Lead Plaintiffs' Counsel shall, if requested, reimburse banks, brokerage houses or other nominees solely for their reasonable out-of-pocket expenses incurred in providing notice to beneficial owners who are class members out of the Settlement Fund, which expenses would not have been incurred except for the sending of such Notice, subject to further order of this Court with respect to any dispute concerning such compensation.

         10. All members of each class shall be bound by all determinations and judgments in the Federal Actions concerning the settlement, whether favorable or unfavorable to each class.

         11. Pending final determination of whether the Stipulation should be approved, Plaintiffs' Counsel, Lead Plaintiffs, HealthSouth, any Class Member and any Barred Person are barred and enjoined from commencing or prosecuting any action asserting any Released Claims against any Released Parties.

         12. Stockholder Class or Bondholder Class members who do not timely and validly effect their exclusion from their respective Classes may complete and submit Proof of Claim forms in accordance with the instructions contained therein. Unless the Court orders otherwise, all Proof of Claim forms must be postmarked no later than one hundred-twenty (120) days from a date to be established by the Court. Any class member who does not submit a Proof of Claim within the time provided for shall be barred from sharing in the distribution of the proceeds of the Settlement Fund, unless otherwise ordered by the Court. Notwithstanding the foregoing, Lead Plaintiffs' Counsel shall have discretion to accept late-submitted claims for processing by the Claims Administrator so long as the distribution of the Settlement Fund is not materially delayed thereby.

         13. Any member of their respective class may enter an appearance in the Federal Actions, at their own expense, individually or through counsel of their own choice, in which case such counsel must file with the Clerk of the Court and deliver to Lead Plaintiffs' Counsel and Settling Defendants' counsel a notice of such appearance. If they do not enter an appearance, they will be represented by Lead Plaintiffs' Counsel.

         14. All papers in support of the settlement shall be filed and served no later than ____ days before the Settlement Hearing.

         15. Any Person falling within the definition of either class may, upon request, be excluded from such class. Any such Person must submit to the Claims Administrator a request for exclusion ("Request for Exclusion"), received no later than ____ days prior to the Settlement Hearing. A Request for Exclusion must state: (a) the name, address, and telephone number of the Person requesting exclusion; (b) each of the Person's purchases and sales of HealthSouth securities made during the Stockholder Class Period or the Bondholder Class Period, including the dates of purchase or sale, the number and type of securities purchased and/or sold, and the price paid or received for each such purchase or sale; and (c) that the Person wishes to be excluded from their respective class. All Persons who submit valid and timely Requests for Exclusion in the manner set forth in this paragraph shall have no rights under the Stipulation, shall not share in the distribution of the Net Settlement Fund, and shall not be bound by the Stipulation or the Judgment entered in the Federal Actions.

         16. Any Person, including any member of the Bondholder Class or the Stockholder Class may appear and show cause, if he, she or it has any, why the proposed settlement of the Federal Actions should or should not be approved as fair, reasonable and adequate, or why a judgment should or should not be entered thereon; provided, however, that no class member or any other Person shall be heard or entitled to contest such matters, unless that class member or other Person has delivered by hand or sent by first class mail written objections and copies of any papers and briefs such that they are received on or before ___ days before the Settlement Hearing (same as opt-outs) by Lerach Coughlin Stoia Geller Rudman & Robbins LLP, Keith F. Park, Edward P. Dietrich, 655 W. Broadway, Suite 1900, San Diego, CA, 92101; Labaton Sucharow & Rudoff LLP, Thomas Dubbs, Lawrence A. Sucharow, James W. Johnson, Christopher J. Keller, 100 Park Avenue, 12th Floor, New York, NY 10017-5563; Bernstein Litowitz Berger & Grossmann LLP, Max W. Berger, John P. Coffey, Jeffrey N. Leibell, 1285 Avenue of the Americas, 38th Floor, New York, NY 10019; Cunningham, Bounds, Crowder, Brown & Breedlove, LLC, Robert T. Cunningham, Jr., 1601 Dauphin Street, P.O. Box 66705, Mobile, AL 36660; HealthSouth Corporation, John Whittington, One HealthSouth Parkway, Birmingham, AL 35243; Bradley, Arant, Rose & White LLP, Julia Boaz Cooper, One Federal Plaza, 1819 Fifth Avenue North, Birmingham, AL 35203; Maynard Cooper & Gale PC, N. Lee Cooper,

Patrick C. Cooper, James L. Goyer, III, 2400 AmSouth/Harbert Plaza, 1901 6th Avenue North, Birmingham, AL 35203; Alston & Bird LLP, Peter Q. Bassett, Betsy
P. Collins, One Atlantic Center, 1201 West Peachtree Street, Atlanta, GA 30309-3424; Christian & Small LLP, Kenneth O. Simon, Maxwell H. Pulliam, Financial Center, 505 North Twentieth Street, Suite 1800, Birmingham, AL 34203;
J. Mark Hart, P.C., J. Mark Hart, 1400 Park Place Tower, 2001 Park Place Tower, Birmingham, AL 35203; Simpson Thacher & Bartlett LLP, Michael Chepiga, Paul C. Gluckow, 425 Lexington Avenue, New York, NY 10017; Starnes & Atchison LLP, Anthony C. Harlow, 100 Brookwood Place, P.O. Box 598512, Birmingham, AL 35259-8512; Baxley, Dillard, Dauphin, McKnight & Barclift, Charles Dauphin, 2008 Third Avenue South, Birmingham, AL 35233; Johnston Barton Proctor & Powell LLP, Don B. Long, Jr., James F. Henry, 2900 AmSouth/Harbert Plaza, 1901 Sixth Avenue North, Birmingham, AL 35203-2618; Lightfoot, Franklin & White LLC, Jackson R. Sharman III, James F. Hughey, III, The Clark Building, 400 North 20th Street, Birmingham, AL 35203, and filed said objections, papers and briefs with the Clerk of the United States District Court for the Northern District of Alabama, Southern Division, on or before ___ days before the Settlement Hearing [same as opt-out]. Any Person who does not make his, her or its objection in the manner provided shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness or adequacy of the proposed settlement as set forth in the Stipulation, unless otherwise ordered by the Court.

         17. All funds held by the Escrow Agent shall be deemed and considered to be in custodia legis of the Court, and shall remain subject to the jurisdiction of the Court, until such time as such funds shall be distributed pursuant to the Stipulation and/or further order(s) of the Court.

         18. All reply papers in support of the settlement shall be filed and served seven (7) calendar days prior to the Settlement Hearing.

         19. Neither the Settling Defendants and their Related Parties nor Defendants' counsel shall have any responsibility for any Plan of Allocation or any application for attorneys' fees or reimbursement of expenses submitted by Plaintiffs' Counsel or the Lead Plaintiffs, and such matters will be considered separately from the fairness, reasonableness and adequacy of the settlement.

         20. After the Settlement Hearing and upon such further notice to Class Members as ordered by the Court, the Court shall determine whether the Plan of Allocation proposed by Lead Plaintiffs' Counsel, and any application for attorneys' fees or reimbursement of expenses shall be approved.

         21. All reasonable expenses incurred in identifying and notifying class members, as well as administering the Settlement Fund, shall be paid as set forth in the Stipulation. In the event the settlement is not approved by the Court, or otherwise fails to become effective, neither the Lead Plaintiffs nor any of their counsel shall have any obligation to repay any amounts incurred or properly disbursed pursuant to P.P. 2.7 or 2.8 of the Stipulation.

         22. Neither the Stipulation, nor any of its terms or provisions, nor any of the negotiations or proceedings connected with it, shall be construed as an admission or concession by the Settling Defendants of the truth of any of the allegations in the Federal Actions, or of any liability, fault, or wrongdoing of any kind.

         23. The Court reserves the right to adjourn the date of the Settlement Hearing without further notice to the members of the classes, and retains jurisdiction to consider all further applications arising out of or connected with the proposed settlement. The Court may approve the settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to the affected class or classes.

         IT IS SO ORDERED.

DATED:

--------------------------    --------------------------------------------------
                              THE HONORABLE KARON OWEN BOWDRE
                              UNITED STATES DISTRICT JUDGE

                          UNITED STATES DISTRICT COURT
                          NORTHERN DISTRICT OF ALABAMA
                                SOUTHERN DIVISION

In re HEALTHSOUTH CORPORATION              )    Master File No. CV-03-BE-1500-S
SECURITIES LITIGATION                      )
                                           )
------------------------------------------ )
This Document Relates To:                  )
                                           )
         ALL ACTIONS.                      )
                                           )
------------------------------------------ )
In re HEALTHSOUTH CORPORATION              )    Consolidated Case No.
STOCKHOLDER LITIGATION                     )         CV-03-BE-1501-S
                                           )
------------------------------------------ )
This Document Relates To:                  )
                                           )
         ALL ACTIONS.                      )
                                           )
------------------------------------------ )
In re HEALTHSOUTH                          )    Consolidated Case No.
CORPORATION BONDHOLDER                     )      CV-03-BE-1502-S
LITIGATION                                 )
                                           )    CLASS ACTION
------------------------------------------ )    ------------
This Document Relates To:                  )
                                           )
         ALL ACTIONS.                      )
                                           )
------------------------------------------ )

       NOTICE OF PENDENCY AND PROPOSED PARTIAL SETTLEMENT OF CLASS ACTION

                                   EXHIBIT A-1

TO: ALL PERSONS ("STOCKHOLDER CLASS") WHO PURCHASED OR OTHERWISE ACQUIRED THE STOCK OR OPTIONS OF HEALTHSOUTH CORPORATION ("HEALTHSOUTH"), INCLUDING HEALTHSOUTH SECURITIES RECEIVED IN EXCHANGE FOR THE STOCK OR OPTIONS OF CERTAIN OTHER COMPANIES ACQUIRED BY HEALTHSOUTH BETWEEN APRIL 24, 1997 AND MARCH 18, 2003 ("STOCKHOLDER CLASS PERIOD") AND TO ALL PERSONS ("BONDHOLDER CLASS") WHO PURCHASED OR OTHERWISE ACQUIRED HEALTHSOUTH BONDS, NOTES OR OTHER DEBT INSTRUMENTS DURING THE PERIOD BETWEEN MARCH 31, 1998 AND MARCH 18, 2003 ("BONDHOLDER CLASS PERIOD")

         PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN IN RE HEALTHSOUTH STOCKHOLDER LITIGATION, NO. CV-03-BE-1501-S ("STOCKHOLDER ACTION") AND IN RE HEALTHSOUTH BONDHOLDER LITIGATION, NO. 03-BE-1502-S ("BONDHOLDER CLASS ACTION") (TOGETHER, THE "FEDERAL ACTIONS"). PLEASE NOTE THAT IF YOU ARE A MEMBER OF EITHER OR BOTH CLASSES, YOU MAY BE ENTITLED TO SHARE IN THE PROCEEDS OF THE SETTLEMENT DESCRIBED IN THIS NOTICE. TO CLAIM YOUR SHARE OF THIS FUND YOU WILL BE REQUIRED, AT A TIME TO BE SET IN THE FUTURE BY THE COURT, TO SUBMIT A VALID PROOF OF CLAIM AND RELEASE ("PROOF OF CLAIM"). THE PROOF OF CLAIM WILL BE SENT TO YOU IN THE FUTURE. IT DOES NOT ACCOMPANY THIS NOTICE.

         IF YOU DO NOT WISH TO BE INCLUDED IN THE CLASSES AND YOU DO NOT WISH TO PARTICIPATE IN THE PROPOSED SETTLEMENT DESCRIBED IN THIS NOTICE, YOU MAY REQUEST TO BE EXCLUDED. TO DO SO, YOU MUST SUBMIT A WRITTEN REQUEST FOR EXCLUSION THAT MUST BE RECEIVED ON OR BEFORE __________, 2006.

         This Notice has been sent to you pursuant to Rule 23 of the Federal Rules of Civil Procedure and an Order of the United States District Court for the Northern District of Alabama, Southern Division (the "Court"). The purpose of this Notice is to inform you of the pendency and proposed partial settlement of these two class actions and of the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the settlement. This Notice is not intended to be, and should not be construed as, an expression of any opinion by the Court with respect to the truth of the allegations in the Federal Actions or the merits of the claims or defenses asserted. This Notice describes the rights you may have in connection with the settlement and what steps you may take in relation to the settlement and these class action litigations.

         The proposed settlement creates a fund in the amount of $445,000,000 in cash, HealthSouth common stock and warrants ( the "Settlement Fund") and will include interest that accrues on the cash portion of the fund prior to distribution. Your recovery from this fund will depend on a number of variables, including the number of shares of HealthSouth common stock or options you purchased during the Stockholder Class Period or the number of HealthSouth bonds, notes or other debt instruments ("Notes") you purchased during the Bondholder Class Period and the timing of your purchases and any sales. As described more fully below, the amount of any distribution to Class Members on a per security basis will depend on future Court proceedings and it is therefore not possible to accurately estimate the amount of any such distribution at the present time. See Section
VII. Moreover, available information concerning the trading of Notes does not permit a useful estimate to be provided concerning the number of affected Notes or the recovery per Note on these transactions. With respect to the average distribution per share of HealthSouth common stock, if it is assumed that the Bondholder Class damages are 30% or less of the total damages and depending on the number of claims submitted against the Settlement Fund, the average distribution per share of common stock of HealthSouth would be approximately $0.82. The actual average per share distribution of HealthSouth common stock will vary based upon, among other things, the amount of the valid claims submitted by members of the Classes. Finally, this is a partial settlement and, although no assurances can be given, the claims asserted in the Federal Actions against the Non-Settling Defendants (defined below) will continue to be prosecuted and may result in substantial additional recoveries.

         Lead Plaintiffs and Defendants do not agree on the average amount of damages per share that would be recoverable if the Lead Plaintiffs were to have prevailed on each claim alleged. The issues on which the parties disagree include: (1) the amount by which HealthSouth securities were allegedly artificially inflated (if at all) during the respective class periods; (2) the effect of various market forces influencing the trading price of HealthSouth securities at various times during the respective class periods; (3) the extent to which external factors, such as general market and industry conditions, influenced the trading price of HealthSouth securities at various times during the respective class periods; (4) the extent to which the various matters that Lead Plaintiffs alleged were materially false or misleading influenced (if at all) the trading price of HealthSouth securities at various times during the respective class periods; (5) the extent to which the various allegedly adverse material facts that Lead Plaintiffs alleged were omitted influenced (if at all) the trading price of HealthSouth securities at various times during the respective class periods; (6) whether the statements made or facts allegedly omitted were material, false, misleading or otherwise actionable under the securities laws; (7) whether any Individual Defendants traded on insider information; and (8) whether, even if liability could be proven, total damages would still be $0.

         Lead Plaintiffs believe that the proposed partial settlement is a good recovery and is in the best interests of the Stockholder Class and the Bondholder Class. Because of the risks associated with continuing to litigate and proceeding to trial, there was a danger that the respective classes would not have prevailed on any of their claims, in which case the classes would receive nothing. The amount of damages recoverable by the classes was and is challenged by Defendants. Recoverable damages in this case are limited to losses caused by conduct actionable under applicable law and, had the Federal Actions gone to trial, Defendants would have asserted that all or most of the losses of class members were caused by non-actionable market, industry or general economic factors. Defendants would also assert that throughout the respective class periods the uncertainties and risks associated with the purchase of HealthSouth securities were fully and adequately disclosed. In addition, Lead Plaintiffs considered the further considerable risk that, even if they successfully obtained a judgment (after years of additional litigation and appeals), Defendants might not have been able to pay an amount significantly greater than the value of the Settlement. Lead Plaintiffs and their counsel, in consultation with their investment banking and damages experts, considered HealthSouth's current and anticipated financial condition and also considered the extent of Defendants' applicable insurance and the likely depletion of that insurance as a result of continued litigation, and also considered the possibility that no insurance coverage may ultimately be available as a result of recission of the policies, all of which, in their view, limited the amount that might have been recovered for the classes after trial.

         At a future date, upon further notice to Class Members, Plaintiffs' Counsel will apply to the Court for an award of attorneys' fees and litigation expenses from the Settlement Fund. No attorneys' fees or litigation expenses are being sought at this time.

         For further information regarding this settlement you may contact a representative of Stockholder Plaintiffs' Lead Counsel: Rick Nelson, Lerach Coughlin

Stoia Geller Rudman & Robbins LLP, 655 W. Broadway, Suite 1900, San Diego, CA 92101, Telephone: 800/449-4900 or Bondholder Plaintiff's Lead Counsel: Jeffrey
N. Leibell, Bernstein, Litowitz, Berger & Grossmann LLP, 1285 Avenue of the Americas, New York, NY 10019, Telephone: 212/554-1400.

I.       NOTICE OF HEARING ON PROPOSED SETTLEMENT

         A settlement hearing will be held on ______________, 2006, at _____ __.m., before the Honorable Karon Owen Bowdre, United States District Judge, at the United States Courthouse, Northern District of Alabama, Southern Division, 140 Hugo L. Black United States Courthouse, 1729 Fifth Avenue North, Birmingham, Alabama (the "Settlement Hearing"). The purpose of the Settlement Hearing will be to determine: whether the settlement consisting of $445,000,000 in cash and securities should be approved as fair, reasonable and adequate to the Stockholder and Bondholder Classes. The Court may adjourn or continue the Settlement Hearing without further notice to the Stockholder or Bondholder Class.

II.      DEFINITIONS USED IN THIS NOTICE

         1. "Additional Counsel for the Merger Subclasses" means Schatz & Nobel, P.C. and Ragsdale LLC.

         2. "Authorized Claimant" means any Stockholder Class Member or Bondholder Class Member whose claim for recovery has been allowed pursuant to the terms of the Stipulation.

         3. "Bondholder Action" means the actions consolidated under the caption In re HealthSouth Corporation Bondholder Litigation, No. 03-BD-1502-S.

         4. "Bondholder Class" means all Persons who purchased or otherwise acquired HealthSouth bonds, notes or other debt instruments during the period between March 31, 1998 and March 18, 2003, inclusive, including all Persons who purchased or otherwise acquired debt securities of HealthSouth pursuant or traceable to the Integrated Public Offerings or in the secondary market. Excluded from the Bondholder Class are the Defendants, members of the immediate family of the Defendants, the directors, officers, subsidiaries and affiliates of HealthSouth, any person, firm, trust, corporation, officer, director or other individual or entity in which any Defendant has a controlling interest, and the legal representatives, affiliates, heirs, successors-in-interest, or assigns of any such excluded party. Also excluded from the Bondholder Class are those Persons who timely and validly request exclusion from the Bondholder Class pursuant to the Notice of Pendency and Proposed Settlement of Class Action.

         5. "Bondholder Plaintiff's Lead Counsel" means Bernstein Litowitz Berger & Grossmann LLP, Max W. Berger, John P. Coffey, Jeffrey N. Leibell, 1285 Avenue of the Americas, 38th Floor, New York, NY 10019, and Cunningham, Bounds, Crowder, Brown & Breedlove, LLC, Robert T. Cunningham, Jr., John T., Crowder, Jr., 1601 Dauphin Street, Mobile, AL 36604.

         6. "Class Member" or "Class Members" means any or all of the Bondholder Class Members and the Stockholder Class Members.

         7. "Defendants" means the Settling Defendants and the Non-Settling Defendants.

         8. "Federal Actions" means the Stockholder Action and the Bondholder Action.

         9. "Federal Plaintiffs" means the Bondholder Class and the Stockholder Class.

         10. "HealthSouth" means HealthSouth Corporation and its subsidiaries, divisions, affiliates, predecessors, and successors.

         11. "Individual Settling Defendants" means Anthony J. Tanner, James P. Bennett, Robert E. Thomson, Thomas W. Carman, P. Daryl Brown, Patrick A. Foster, Brandon O. Hale, Larry D. Taylor, Susan M. Jones, William W. Horton, Larry R. House, Richard F. Celeste, C. Sage Givens, George H. Strong, Larry D. Striplin, Jr., Joel C. Gordon, John S. Chamberlin, Charles W. Newhall, III, Edwin M. Crawford, Jan L. Jones, Russell Maddox and Phillip C. Watkins.

         12. "Lead Plaintiffs" means, collectively, the Bondholder Lead Plaintiff and the Stockholder Lead Plaintiffs.

         13. "Lead Plaintiffs' Counsel" means Bondholder Plaintiff's Lead Counsel and Stockholder Lead Plaintiffs' Counsel.

         14. "Person" means an individual, corporation, partnership, limited partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

         15. "Plan of Allocation" means a plan or formula of allocation of the Settlement Fund whereby the Settlement Fund shall be distributed to Authorized Claimants after payment of expenses of notice and administration of the settlement, Taxes and Tax Expenses, and such attorneys' fees, costs, expenses and interest as may be awarded by the Court. Any Plan of Allocation is not part of the Stipulation, and Settling Defendants and their Related Parties shall have no responsibility therefor or liability with respect thereto.

         16. "Related Parties" means, with respect to each Settling Defendant, the immediate family members, heirs, executors, administrators, successors, assigns, present and former employees, officers, directors, attorneys, legal representatives, and agents of each of them, and any person or entity which is or was related to or affiliated with any Settling Defendant or in which any Settling Defendant has or had a controlling interest and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them. The Related Parties shall also include the Settling

Insurers. Notwithstanding anything in this paragraph, Related Parties shall not include any Non-Settling Defendant.


         17. "Released Claims" means all claims (including "Unknown Claims" as defined below) and causes of action of every nature and description, whether known or unknown, whether arising under federal, state, common or foreign law, whether brought directly or derivatively, that Lead Plaintiffs or any member of the Bondholder Class or Stockholder Class in the Federal Actions asserted in the Complaint, or could have asserted as a result of purchases, acquisitions, sales, or exercises made during the Bondholder Class Period or the Stockholder Class Period in securities issued by HealthSouth (including, without limitation, all claims arising out of or relating to any disclosures, public filings, registration statements or other statements by HealthSouth or any Defendant in the Federal Actions), based upon or arising out of any facts, allegations or claims set forth in the Complaint. In addition, with respect to the Settling Insurers and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them, Released Claims means all claims and causes of action of every nature and description, whether known or unknown, whether arising under federal, state, common or foreign law, whether brought directly or derivatively, that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies, (ii) the Coverage Litigation, (iii) the Federal Actions, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Federal Actions, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Federal

Actions but does not include claims against the Non-Settling Insurers.

         18. "Released Persons" means each and all of the Settling Defendants and each and all of their Related Parties. Released Persons also includes the insurers who issued the Insurance Policies and are contributing to the Settlement Fund. Released Persons shall not include any Non-Settling Defendant, defined as a Defendant in the Securities Action that is not a party to this Settlement, including but not limited to Ernst & Young, LLP, UBS AG, UBS Warburg LLC, PaineWebber, Inc., now d/b/a UBS Financial Services, Inc. (subsidiary of UBS AG), Citigroup, Inc., Smith Barney, Inc. (subsidiary of Citigroup), Salomon Smith Barney now d/b/a Citigroup Global Markets (subsidiary of Citigroup), J.P. Morgan Securities, Inc. (subsidiary of J.P. Morgan Chase & Co.), Chase Securities, Inc. now d/b/a J.P. Morgan Securities, Inc. (subsidiary of J.P. Morgan Chase & Co.), Bear Stearns & Co., Cowen & Company now d/b/a Cowen Securities Corporation, Credit Suisse First Boston Corporation, Morgan Stanley & Co., Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith, Inc. (a subsidiary of Merrill Lynch & Co., Inc.), Deutsche Bank Securities, Inc. (subsidiary of Deutsche Bank AG), Deutsche Bank Alex. Brown, Inc. (division of Deutsche Bank Securities, Inc. (subsidiary of Deutsche Bank AG)), First Union Securities now d/b/a Wachovia Securities, Inc., Scotia Capital Markets (USA), Inc. (division of Scotia Capital Inc.), Jeffries & Company, Inc., Lehman Brothers, Inc.,

BNY Capital Markets Inc., Fleet Securities, Inc. (wholly owned subsidiary of Fleet Boston Financial Corp.), NatCity Investments, Inc., Banc of America Securities, LLC (subsidiary of Bank of America Corp.), Nationsbanc Montgomery Securities, LLC now d/b/a Banc of America Securities, LLC (subsidiary of Bank of America Corp.), Benjamin D. Lorello, William C. McGahan, Howard Capek, Richard Scrushy, William T. Owens, Weston L. Smith, Michael D. Martin, Aaron Beam, Jr., Malcolm E. McVay, Emery W. Harris, Angela Ayers, Kenneth Livesay, Cathy C. Edwards, Rebecca Kay Morgan, Virginia B. Valentine, Richard E. Botts, Will Hicks, Jason M. Brown and Catherine Fowler.

         19. "Settling Defendants" means HealthSouth and the Individual Settling Defendants.

         20. "Settling Insurers" means Federal Insurance Company, Executive Risk Indemnity Inc., St. Paul Mercury Insurance Company, Zurich American Insurance Co., Certain Underwriters at Lloyd's who subscribed severally and not jointly to Policy No. 823/FD9805714, Certain Underwriters at Lloyd's who subscribed severally and not jointly to Policy No. 823/FD9900985, Certain Underwriters at Lloyd's who subscribed severally and not jointly to Policy No. 823/FD010065, Certain Underwriters at Lloyd's who subscribed severally and not jointly to Policy No. 823/FD0100668, Royal Indemnity Company as successor in interest to Royal Insurance Company of America, Greenwich Insurance Company, XL Specialty Insurance Company, Travelers Indemnity Company, successor in interest to Gulf

Insurance Company, Great Lakes Reinsurance (UK) PLC, Twin City Fire Insurance Company, Continental Casualty Company, Royal Indemnity Company, ACE American Insurance Company, Starr Excess Liability, AIG Europe (UK) Limited as agents for New Hampshire Insurance Company, Arch Insurance Company, Clarendon America Insurance Co. and Lumbermen's Mutual Casualty Company, and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns and agents of each of them, but does not include Houston Casualty Insurance or Axis Specialty Insurance (and any other person or entity in their capacity as a successor in interest to Houston Casualty Insurance or Axis Specialty Insurance with respect to an insurance policy or policies they issued to HealthSouth and/or the Individual Settling Defendants ("Non-Settling Insurers").

         21. "Settling Parties" means, collectively, each of the Settling Defendants and the Stockholder Lead Plaintiffs and the Bondholder Lead Plaintiff on behalf of themselves and their respective Class Members.

         22. "Stockholder Action" means the actions consolidated under the caption In re HealthSouth Corporation Stockholder Litigation, No. 03-BE-1501-S.


         23. "Stockholder Class" means all Persons who purchased or otherwise acquired the stock or options of HealthSouth, including HealthSouth securities received in exchange for the stock or options of certain other companies acquired by HealthSouth between April 24, 1997 and March 18, 2003, inclusive. Excluded from the Class are the Defendants, members of the immediate family of the Defendants, the directors, officers, subsidiaries and affiliates of HealthSouth, any person, firm, trust, corporation, officer, director or other individual or entity in which any Defendant has a controlling interest, and the legal representatives, affiliates, heirs, successors-in-interest, or assigns of any such excluded party. Also excluded from the Stockholder Class are those Persons who timely and validly request exclusion from the Stockholder Class pursuant to the Notice of Pendency and Settlement of Class Action.

         24. "Stockholder Lead Plaintiffs" means New Mexico State Investment Council and the Educational Retirement Board of New Mexico and Central States SE and SW Areas Pension, with other funds, and Michigan Retirement Systems.

         25. "Stockholder Plaintiffs' Lead Counsel" means Lerach Coughlin Stoia Geller Rudman & Robbins LLP, Patrick J. Coughlin, Keith F. Park, Edward P. Dietrich, 655 West Broadway, Suite 1900, San Diego, CA 92101; and Labaton Sucharow & Rudoff LLP, Thomas A. Dubbs, Lawrence A. Sucharow, James W. Johnson, Christopher J. Keller, 100 Park Avenue, 12th Floor, New York, NY 10017.

         26. "Unknown Claims" means all claims, demands, rights, liabilities, and causes of action of every nature and description which the Lead Plaintiffs or any Class Member do not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Lead Plaintiffs shall expressly waive, and each of the Class Members shall be deemed to have waived, and by operation of the Judgment shall have waived, the provisions, rights and benefits of California Civil Code ss.1542, which provides:

                  A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

The Lead Plaintiffs shall expressly waive and each of the Class Members shall be deemed to have waived, and by operation of the Judgment shall have expressly waived, any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code ss.1542. The Lead Plaintiffs and Class Members may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but the Lead Plaintiffs shall expressly fully, finally and forever settle and release, and each Class Member, upon the Effective Date, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Lead Plaintiffs acknowledge, and the Class Members shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and a key element of the settlement of which this release is a part.

III.     THE LITIGATION

         Currently pending before the Court is a consolidated action on behalf of all Persons who, between April 24, 1997 and March 18, 2003, purchased or otherwise acquired the stock or options of HealthSouth Corporation ("HRC" or "HealthSouth" or the "Company"), including HealthSouth securities received in exchange for the stock or options of certain other companies acquired by HealthSouth (the "Stockholder Class"); and a separate consolidated action on behalf of all Persons who purchased or otherwise acquired bonds, notes or other debt instruments issued by HealthSouth during the period between March 31, 1998 and March 18, 2003 (the "Bondholder Class").

         The Stockholder Lead Plaintiffs are New Mexico State Investment Council and the Educational Retirement Board of New Mexico ("New Mexico") and Central States SE and SW Areas Pension, with other funds ("Central States"), and the Michigan Retirement Systems ("Michigan").

         Lead Counsel for the Stockholder Class are Lerach Coughlin Stoia Geller Rudman & Robbins LLP ("Lerach Coughlin"), counsel for Central States, and Labaton Sucharow & Rudoff LLP ("Labaton Sucharow"), counsel for New Mexico ("Lead Stockholder Counsel").

         The Bondholder Lead Plaintiff is Retirement Systems of Alabama ("RSA").

         Lead Counsel for the Bondholder Class are Bernstein Litowitz Berger & Grossmann LLP and Cunningham, Bounds, Crowder, Brown & Breedlove, LLC ("Lead Bondholder Counsel").

         The operative complaints in the Litigation are the Joint Second Amended Consolidated Class Action Complaint for Violations of Federal Securities Laws [Factual Basis], filed August 2, 2004, as amended by the Corrected Amendment to Joint Second Amended Consolidated Class Action Complaint for Violations of the Federal Securities Laws [Factual Basis], filed July 24, 2006; the Amended Consolidated Class Action Complaint for Violations of the Federal Securities Laws [Legal Theories and Claims], filed by the Shareholder Class on August 2, 2004; and the Consolidated Amended Class Action Complaint for Violations of the Federal Securities Laws, Bondholder Plaintiffs' Legal Theories and Claims, filed August 2, 2004 (together, the "Complaint"). The Complaint alleges violations of ss.ss.11, 12(a)(2) and 15 of the Securities Act of 1933 and ss.ss.10(b), 14(a), 20(a) and 20A of the Securities Exchange Act of 1934, and Rules 10b-5 and 14a-9 promulgated thereunder by the SEC. The Complaint names as Defendants HealthSouth, founder and former

Chief Executive Officer Richard M. Scrushy, other former high-ranking officers and directors of HealthSouth, HealthSouth's former outside accountants, Ernst & Young LLP, and the Company's investment banks and bankers.

         The Complaint alleges that during the relevant period, at the direction of senior HealthSouth management, Defendants implemented a scheme to falsify HealthSouth's financial statements in order to meet or exceed Wall Street expectations.

         On September 15, 2004, all non-stayed Defendants moved to dismiss the Complaint in its entirety. The Stockholder Plaintiffs and Bondholder Plaintiffs filed oppositions to the motions to dismiss in November 2004. Defendants filed reply briefs in support of their motions to dismiss on September 16, 2005. Hearings on certain of the motions were held on January 18, 2006, February 9, 2006 and June 28, 2006.

         On or about February 22, 2006, with the substantial assistance of highly experienced mediators, Eric Green and John Van Winkle, with Court supervision and after several months of mediation sessions and communications, the Stockholder and Bondholder Lead Plaintiffs entered into an Amended and Restated Memorandum of Understanding, setting forth the agreement in principle to settle the Litigation against HealthSouth. On or about March 14, 2006, the Stockholder and Bondholder Lead Plaintiffs entered into a Memorandum of Understanding setting forth the agreement in principle to settle the Litigation against the Individual Settling Defendants.

IV. CLAIMS OF THE STOCKHOLDER LEAD PLAINTIFFS AND BONDHOLDER LEAD PLAINTIFF AND BENEFITS OF SETTLEMENT

         The Stockholder Lead Plaintiffs and Bondholder Lead Plaintiff believe that the claims asserted in the Federal Actions have merit and that the evidence developed to date supports those claims. However, the Stockholder Lead Plaintiffs and the Bondholder Lead Plaintiff recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Federal Actions against Settling Defendants through trial and through appeals. The Stockholder Lead Plaintiffs and the Bondholder Lead Plaintiff also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Federal Actions, as well as the difficulties and delays inherent in such litigation. The Stockholder Lead Plaintiffs and Bondholder Lead Plaintiff also are mindful of the inherent difficulties of proof under and possible defenses to the securities law violations asserted in the Federal Actions. The Stockholder Lead Plaintiffs and Bondholder Lead Plaintiff believe that the settlement set forth in the Stipulation confers substantial benefits upon the Stockholder Class and the Bondholder Class, especially in view of their evaluation of HealthSouth's ability to satisfy a judgment materially larger than the settlement amount, and of their evaluation of the reduced amount of insurance that may be available after trial. Based on their evaluation, the Stockholder Lead Plaintiffs, the Bondholder Lead Plaintiff and the respective Lead Counsel for the two Classes have determined that the settlement set forth in the Stipulation is in the best interests of the Stockholder Lead Plaintiffs, the Bondholder Lead Plaintiff and the two Classes.

V.       SETTLING DEFENDANTS' DENIALS OF WRONGDOING AND LIABILITY

         Settling Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Federal Actions. Settling Defendants also continue to believe the claims asserted against them in the Complaint are without merit. Nonetheless, Settling Defendants have agreed to enter into the settlement solely to avoid the expense, distraction, time, and uncertainty associated with continuing the Federal Actions.

         The Settling Defendants have concluded that further conduct of the Federal Actions would be protracted and expensive and that it is desirable that the Federal Actions be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. The Settling Defendants also have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases such as the Federal Actions. The Settling Defendants have, therefore, determined that it is desirable and beneficial to them and in the best interests of all of HealthSouth's shareholders that the Federal Actions be settled in the manner and upon the terms and conditions set forth in the Stipulation.

VI.      TERMS OF THE PROPOSED SETTLEMENT

         The principal amount of the Settlement Fund shall consist of and be transferred as follows:

         1. HealthSouth shall pay to the Federal Plaintiffs consideration of (i) $200,000,000, which shall be comprised of 22,088,353 shares of common stock and 40,756,326 warrants valued as of the close of business on January 18, 2006, and
(ii) consideration of $15,000,000, which shall be comprised of 3,030,303 shares of common stock valued as of the close of business on February 17, 2006. The warrants shall have a strike price of $8.28 and an 11-year term. From January 18, 2006 until the date or dates HealthSouth issues the common stock or warrants, the number of shares of HealthSouth common stock and the number and terms of the warrants shall be appropriately adjusted to account for any stock splits, reverse stock splits, stock consolidations, stock dividends, return of capital, extraordinary distribution, recapitalization or sale of all or substantially all of HealthSouth's assets, or any conversion or exchange of HealthSouth's outstanding shares of common stock into other shares, securities or property resulting from an amalgamation or merger. In the event that HealthSouth effects its previously announced one-for-five reverse stock split prior to the issuance of the shares and warrants described above, then the consideration to be paid by HealthSouth shall be composed of 5,023,732 shares of common stock and 8,151,265 warrants at a strike price of $41.40. Subject to the availability of an exemption under Section 3(a)(10) under the Securities Act of 1933, the common stock and warrants shall be freely tradable, except as to Class Members who are affiliates of HealthSouth as defined in the federal securities laws. The Company shall use its best efforts to list the warrants for trading on the same exchange as HealthSouth stock. The Federal Plaintiffs shall receive 100% of the benefit of any upside movement in the stock price, i.e., there shall be no reduction in the number of shares or warrants to be issued if there is an increase in the stock price. Should HealthSouth's stock price decrease, HealthSouth shall have no obligation to issue additional shares or warrants. The common stock underlying the warrants shall become freely tradable after a registration statement for the common stock underlying the warrants has been declared effective by the Securities and Exchange Commission ("SEC"). HealthSouth shall make its best efforts to register the common stock underlying the warrants as soon as practicable after HealthSouth becomes eligible to file a registration statement on Form S-3. HealthSouth shall be responsible for the costs of registering that common stock. The common stock and warrants shall be delivered to Authorized Claimants promptly upon completion of claims administration and as awarded to Lead Plaintiffs' Counsel pursuant to P. P. 6.1 and 6.2 of the Stipulation, subject to the oversight of the United States District Court for the Northern District of Alabama (the "Court").

         2. The Settling Defendants shall cause the Settling Insurers to pay the Federal Plaintiffs $230,000,000 in cash on behalf of the Settling Defendants in accordance with the provisions of the Settlement Agreement and Policy Release between the Settling Insurers, HealthSouth and the Individual Settling Defendants. The Settling Insurers shall transfer the $230,000,000 plus all earned or accrued interest, less fees, taxes, and penalties to the Escrow Agent, on or before five (5) business days after the entry of the Notice Order. If any part of the $230,000,000 is not timely paid to the Escrow Agent, it shall accrue interest at the prevailing legal rate, which interest shall be paid by the Settling Insurers.

         3. HealthSouth shall pay the Federal Plaintiffs 25% of any net recoveries obtained by or on behalf of HealthSouth against the Non-Settling Defendants in any action asserting claims arising from or relating to the facts alleged in the Complaint, including but not limited to Tucker v. Scrushy, et al., CV-02-5212 (Circuit Court of Jefferson County, Alabama) (the "Derivative Action"), but excluding judgments entered or collected prior to March 14, 2006. This amount shall be net of all fees and expenses awarded to derivative plaintiffs' counsel by the Jefferson County, Alabama court or in arbitration, and the reasonable fees and expenses incurred by HealthSouth's counsel in any action against the Non-Settling Defendants on or after February 22, 2006, whether or not such action results in any recovery.

         4. In addition to the consideration set forth above, HealthSouth has entered and the Individual Settling Defendants shall enter into a mutually agreeable joint prosecution agreement with the Federal Plaintiffs with respect to the prosecution of claims against the Non-Settling Defendants. The Individual Settling Defendants shall, subject to applicable attorney-client privileges and other applicable privileges, cooperate in good faith with all reasonable requests by the Federal Plaintiffs and HealthSouth in connection with their joint prosecution of claims against the Non-Settling Defendants, which shall include, solely by way of example, (i) production of relevant, non-privileged documents in the possession, custody or control of the Individual Settling Defendants or any of their counsel; (ii) meeting and speaking informally with, and cooperating with, counsel for HealthSouth and the Federal Plaintiffs. In connection with the cooperation obligations set forth in this paragraph HealthSouth and the Federal Plaintiffs shall take due account of the Individual Settling Defendants' regular employment and other business obligations, and health limitations, in requesting the Individual Settling Defendants to make personal appearances or travel; and HealthSouth shall advance to the Individual Settling Defendants all reasonable costs, including reasonable attorneys' fees and out-of-pocket travel and similar expenses, incurred by the Individual Settling Defendants in response to the requests of HealthSouth and/or the Federal Plaintiffs.

         5. A portion of the settlement proceeds will be used for certain administrative expenses, including costs of printing and mailing this Notice, the cost of publishing newspaper notices, payment of any taxes assessed against the Settlement Fund and costs associated with the processing of claims submitted. In addition, as explained below, in the future and upon further notice to Class Members, Lead Plaintiffs' Counsel and Additional Counsel to the Merger Subclasses will apply for an award of attorneys' fees and reimbursement of expenses to be paid from the Settlement Fund.

         6. After further notice to Class Members and an opportunity to be heard, Lead Plaintiffs' Counsel will seek approval by the Court of a Plan of Allocation that will govern the calculation of Class Members' claims against the Settlement Fund. In the future, Settlement Class Members will be sent a Proof of Claim and Release form to establish their claims against the Settlement Fund.

VII.     THE RIGHTS OF CLASS MEMBERS

         If you are a Member of the Stockholder Class or the Bondholder Class, you may receive the benefit of and you will be bound by the terms of the proposed settlement described in ss.VI of this Notice, upon approval of it by the Court.

         If you are a class member, you have the following options:

         1. At a future date and upon further order of the Court, you may file a Proof of Claim. At a future date, a Court approved Proof of Claim will be sent to you. If you choose this option, you will remain a class member, you will share in the proceeds of the proposed settlement if your claim is timely and valid, and if the proposed settlement is finally approved by the Court, and you will be bound by the Judgment and release described below.

         2. If you do not wish to be included in the Stockholder Class or the Bondholder Class and you do not wish to participate in the proposed settlement described in this Notice, you may request to be excluded. To do so, you must submit a written request for exclusion that must be received on or before ______________, 2006. You must set forth: (a) your name, address and telephone number; (b) the number and type of HealthSouth securities purchased and the number sold during the Stockholder Class Period and the Bondholder Class Period and the dates and prices of such purchase(s), and/or sale(s); and (c) that you wish to be excluded from the Stockholder Class or the Bondholder Class. The exclusion request should be addressed as follows:

             HealthSouth Corporation Securities Litigation
             c/o Rust Consulting, Inc.
             INSERT ADDRESS

NO REQUEST FOR EXCLUSION WILL BE CONSIDERED VALID UNLESS ALL OF THE INFORMATION DESCRIBED ABOVE IS INCLUDED IN ANY SUCH REQUEST.

         If you timely and validly request exclusion from the Stockholder Class or the Bondholder Class, (a) you will be excluded from such class, (b) you will not share in the proceeds of the settlement described herein, (c) you will not be bound by any judgment entered in the Federal Actions, and (d) you will not be precluded, by reason of your decision to request exclusion from the Stockholder Class or Bondholder Class, from otherwise prosecuting an individual claim, if timely, against the Settling Defendants based on the matters complained of in the Federal Actions.

         3. If you do not request in writing to be excluded from the Stockholder Class or the Bondholder Class as set forth in P. 2 above, you will be bound by any and all determinations or judgments in the Federal Actions in connection with the settlement entered into or approved by the Court, whether favorable or unfavorable, and you shall be deemed to have, and by operation of the Judgment shall have fully released all of the Released Claims against the Released Persons, whether or not you submit a valid Proof of Claim.

         4. You may object to the settlement. However, if your objection is rejected you will be bound by the settlement and the Judgment just as if you had not objected.

         5. You may do nothing at all. If you choose this option, you will not share in the proceeds of the settlement, but you will be bound by any Judgment entered by the Court, and you shall be deemed to have, and by operation of the Judgment shall have fully released all of the Released Claims against the Released Persons.

         6. If you are a Stockholder Class Member or a Bondholder Class Member, you may, but are not required to, enter an appearance through counsel of your own choosing at your own expense. If you do not do so, you will be represented by Lead Plaintiffs' Counsel: Lerach Coughlin Stoia Geller Rudman & Robbins LLP, Keith F. Park, Edward P. Dietrich, 655 W. Broadway, Suite 1900, San Diego, CA, 92101; Lerach Coughlin Stoia Geller Rudman & Robbins LLP, Patrick J. Coughlin, 100 Pine Street, Suite 2600, San Francisco, CA 94111; Labaton Sucharow & Rudoff LLP, Thomas A. Dubbs, Lawrence A. Sucharow, James W. Johnson, Christopher J. Keller, 100 Park Avenue, 12th Floor, New York, NY 10017; and Bernstein Litowitz Berger & Grossmann LLP, Max W. Berger, John P. Coffey, Jeffrey N. Leibell, 1285 Avenue of the Americas, 38th Floor, New York, NY 10019; and Cunningham, Bounds, Crowder, Brown & Breedlove, LLC, Robert T. Cunningham, Jr., 1601 Dauphin Street, P.O. Box 66705, Mobile, AL 36660.

VIII.    PLAN OF ALLOCATION

         No Plan of Allocation is being presented to the Court for approval at this time. As noted above, after further notice to the Settlement Class and an opportunity to be heard, Plaintiffs' Counsel will seek approval by the Court of a Plan of Allocation that will govern the calculation of Class Members' claims against the Settlement Fund. In the future, Class Members will be sent a Proof of Claim and Release form to establish their claims against the Settlement Fund. However, Additional Counsel for the Merger Subclasses, Bondholder Plaintiff's Lead Counsel and Stockholder Plaintiffs' Lead Counsel have agreed that, regardless of the other ultimate terms of a Plan of Allocation, the portion of the Settlement Fund allocated to the Bondholder Class shall be calculated by multiplying the Settlement Fund by a percentage equal to: (a) the total dollar value of all Bondholder claims divided by the total dollar value of all Bondholder and Stockholder claims; plus (b) 500 basis points (5 percent), and the Merger Subclasses will be allocated an additional $22.25 million from that portion of the Settlement Fund allocated to the Stockholder Class.

IX.      PARTICIPATION IN THE SETTLEMENT

         TO PARTICIPATE IN THE DISTRIBUTION OF THE NET SETTLEMENT FUND, YOU MUST TIMELY COMPLETE AND RETURN

THE PROOF OF CLAIM AND RELEASE FORM THAT WILL BE SENT TO YOU AT A LATER DATE. The Proof of Claim and Release must be postmarked on or before a date to be set by the Court, and delivered to the Claims Administrator at the address below. Unless the Court orders otherwise, if you do not timely submit a valid Proof of Claim, you will be barred from receiving any payments from the Net Settlement Fund, but will in all other respects be bound by the provisions of the Stipulation and the Judgment.

X.       DISMISSAL AND RELEASES

         If the proposed settlement is approved, the Court will enter a Partial Final Judgment and Order of Dismissal with Prejudice ("Judgment"). The Judgment will dismiss the Released Claims with prejudice as to all Settling Defendants. The Judgment will provide that all class members shall be deemed to have released and forever discharged all Released Claims against all Released Persons and that the Released Persons shall be deemed to have released and discharged all class members and Plaintiffs' Counsel from all claims arising out of the prosecution and settlement of the Federal Actions or the Released Claims.

XI.      APPLICATION FOR FEES AND EXPENSES

         Plaintiffs' Counsel do not intend to apply for an award of attorneys' fees or expenses at this time. Any application for attorneys' fees and reimbursement of expenses will only occur after notice of that application has been given to the Class

Members and an opportunity to be heard. Any such sums as awarded by the Court will be paid from the Settlement Fund.

XII.     CONDITIONS FOR SETTLEMENT

         The settlement is conditioned upon the occurrence of certain events described in the Stipulation. Those events include, among other things: (1) entry of the Judgment by the Court, as provided for in the Stipulation; and (2) expiration of the time to appeal from or alter or amend the Judgment. If, for any reason, any one of the conditions described in the Stipulation is not met, the Stipulation might be terminated and, if terminated, will become null and void, and the parties to the Stipulation will be restored to their respective positions as of January 27, 2006.

XIII.    THE RIGHT TO BE HEARD AT THE HEARING

         Any Stockholder Class Member or Bondholder Class Member who timely and validly files a written objection to any aspect of the settlement, and who includes with his, her or its objection a statement stating an intent to appear, may appear and be heard at the Settlement Hearing. Any such Person must submit a written notice of objection, received on or before _______________, 20__, to each of the following:

             CLERK OF THE COURT
             UNITED STATES DISTRICT COURT
             NORTHERN DISTRICT OF ALABAMA
             SOUTHERN DIVISION
             140 Hugo L. Black United States Courthouse
             1729 Fifth Avenue North
             Birmingham, AL  34203-2000

             LERACH COUGHLIN STOIA GELLER
             RUDMAN & ROBBINS LLP
             KEITH F. PARK
             EDWARD P. DIETRICH
             655 West Broadway, Suite 1900
             San Diego, CA  92101

             LABATON SUCHAROW & RUDOFF LLP
             THOMAS A. DUBBS
             LAWRENCE A. SUCHAROW
             JAMES W. JOHNSON
             CHRISTOPHER J. KELLER
             100 Park Avenue, 12th Floor
             New York, NY  10017-5563

             Lead Counsel for Stockholder Lead Plaintiffs and
             Stockholder Class

             BERNSTEIN LITOWITZ BERGER & GROSSMANN LLP
             MAX W. BERGER
             JOHN P. COFFEY
             JEFFREY N. LEIBELL
             1285 Avenue of the Americas, 38th Floor
             New York, NY  10019

             CUNNINGHAM, BOUNDS, CROWDER
             BROWN & BREEDLOVE, LLC
             ROBERT T. CUNNINGHAM, JR.
             JOHN T. CROWDER, JR.
             1601 Dauphin Street
             P.O. Box 66705
             Mobile, AL  36660

             Lead Counsel for Bondholder Lead Plaintiff and
             Bondholder Class

             HEALTHSOUTH CORPORATION
             One HealthSouth Parkway
             Birmingham, AL  35243
             Attn:  John Whittington
                      - and -
             BRADLEY, ARANT, ROSE & WHITE LLP
             JULIA BOAZ COOPER
             One Federal Plaza
             1819 Fifth Avenue North
             Birmingham, AL 35203
             Counsel to HealthSouth Corporation

             MAYNARD COOPER & GALE PC
             N. LEE COOPER
             PATRICK C. COOPER
             JAMES L. GOYER, III
             2400 AmSouth/Harbert Plaza
             1901 6th Avenue North
             Birmingham, AL  35203

             Counsel to P. Daryl Brown, Richard F. Celeste,
             Patrick A. Foster, Brandon O. Hale, Larry R. House,
             William W. Horton, Jan L. Jones,  Russell H. Maddox,
             Larry D. Taylor, and Phillip C. Watkins

             ALSTON & BIRD LLP
             PETER Q. BASSETT
             BETSY P. COLLINS
             One Atlantic Center
             1201 West Peachtree Street
             Atlanta, GA  30309-3424

             Counsel to P. Daryl Brown, Richard F. Celeste,
             Patrick A. Foster, Brandon O. Hale, William W.
             Horton, Jan L. Jones, Russell H. Maddox, Larry D.
             Taylor, and Phillip C. Watkins

             CHRISTIAN & SMALL LLP
             KENNETH O. SIMON
             MAXWELL H. PULLIAM
             Financial Center
             505 North Twentieth Street, Suite 1800
             Birmingham, AL  35203

             Counsel to Robert E. Thompson

             J. MARK HART, P.C.
             J. MARK HART
             1400 Park Place Tower
             2001 Park Place Tower
             Birmingham, AL 35203

             SIMPSON THACHER & BARTLETT LLP
             MICHAEL CHEPIGA
             PAUL C. GLUCKOW
             425 Lexington Avenue
             New York, NY  10017

             Counsel to John S. Chamberlin, C. Sage Givens,
             Joel C. Gordon, Charles W. Newhall, III, Larry D.
             Striplin, Jr., and George H. Strong

             STARNES & ATCHISON LLP
             ANTHONY C. HARLOW
             100 Brookwood Place
             P.O. Box 598512
             Birmingham, AL  35259-8512

             Counsel to Edwin M. Crawford

             BAXLEY, DILLARD, DAUPHIN, MCKNIGHT
             & BARCLIFT
             CHARLES DAUPHIN
             2008 Third Avenue South
             Birmingham, AL  35233

             Counsel to Susan M. Jones Smith

             JOHNSTON BARTON PROCTOR
             & POWELL LLP
             DON B. LONG, JR.
             JAMES F. HENRY
             2900 AmSouth/Harbert Plaza
             1901 Sixth Avenue North
             Birmingham, AL  35203-2618

             Counsel to James P. Bennett

             LIGHTFOOT, FRANKLIN & WHITE LLC
             JACKSON R. SHARMAN III
             JAMES F. HUGHEY, III
             The Clark Building
             400 North 20th Street
             Birmingham, AL  35203

             Counsel to Anthony J. Tanner

The notice of objection must demonstrate the objecting Person's membership in the Stockholder or Bondholder Class, including the amount of HealthSouth securities purchased and sold during the respective class period and held at the end of the respective class period, and contain a statement of the reasons for objection. Only Members of the Stockholder or Bondholder Class who have submitted written notices of objection in this manner will be entitled to be heard at the Settlement Hearing, unless the Court orders otherwise. Persons who intend to object to the settlement and desire to present evidence at the Settlement Hearing must include in their written objections the identity of any witnesses they may call to testify and any exhibits they intend to introduce into evidence at the Settlement Hearing.

XIV.     SPECIAL NOTICE TO NOMINEES

         If you hold any HealthSouth securities purchased during the Stockholder Class Period or the Bondholder Class Period as nominee for a beneficial owner, then, within ten (10) days after you receive this Notice, you must either: (1) send a copy of this Notice by first class mail to all such Persons; or (2) provide a list of the names and addresses of such Persons to the Claims
Administrator:

             HealthSouth Corporation Securities Litigation
             c/o Rust Consulting, Inc.
             INSERT ADDRESS

         If you choose to mail the Notice yourself, you may obtain from the Claims Administrator (without cost to you) as many additional copies of these documents as you will need to complete the mailing.

         Regardless of whether you choose to complete the mailing yourself or elect to have the mailing performed for you, you may obtain reimbursement for or advancement of reasonable administrative costs actually incurred or expected to be incurred in connection with forwarding the Notice and which would not have been incurred but for the obligation to forward the Notice, upon submission of appropriate documentation to the Claims Administrator.

XV.      EXAMINATION OF PAPERS

         This Notice is a summary and does not describe all of the details of the Stipulation. For full details of the matters discussed in this Notice, you may review the Stipulation filed with the Court, which may be inspected during business hours, at the office of the Clerk of the Court, United States Courthouse, Northern District of Alabama, 140 Hugo L. Black United States Courthouse, 1729 Fifth Avenue North, Birmingham, Alabama or at www._______.com.

         If you have any questions about the settlement of the Federal Actions, you may contact Lead Plaintiffs' Counsel by writing:

             LERACH COUGHLIN STOIA GELLER
             RUDMAN & ROBBINS LLP
             KEITH F. PARK
             655 W. Broadway, Suite 1900
             San Diego, CA  92101

             LABATON SUCHAROW & RUDOFF LLP
             THOMAS A. DUBBS
             LAWRENCE A. SUCHAROW
             JAMES W. JOHNSON
             CHRISTOPHER J. KELLER
             100 Park Avenue, 12th Floor
             New York, NY  10017-5563

             BERNSTEIN LITOWITZ BERGER & GROSSMANN LLP
             MAX W. BERGER
             JOHN P. COFFEY
             JEFFREY N. LEIBELL
             1285 Avenue of the Americas, 38th Floor
             New York, NY  10019

             CUNNINGHAM, BOUNDS, CROWDER
             BROWN & BREEDLOVE, LLC
             ROBERT T. CUNNINGHAM, JR.
             JOHN T. CROWDER, JR.
             1601 Dauphin Street
             P.O. Box 66705
             Mobile, AL  36660

         DO NOT TELEPHONE THE COURT REGARDING THIS NOTICE.


DATED: _____________, 2006         BY ORDER OF THE COURT
                                   UNITED STATES DISTRICT COURT
                                   NORTHERN DISTRICT OF
                                   ALABAMA, SOUTHERN DIVISION

                          UNITED STATES DISTRICT COURT

                          NORTHERN DISTRICT OF ALABAMA

                                SOUTHERN DIVISION


In re HEALTHSOUTH                        )   Consolidated Case No.
CORPORATION SECURITIES                   )        CV-03-BE-1500-S
LITIGATION                               )
                                         )    CLASS ACTION
---------------------------------------- )    ------------

                                              SUMMARY NOTICE

                                              EXHIBIT A-2

TO: ALL PERSONS WHO PURCHASED OR OTHERWISE ACQUIRED THE STOCK OR OPTIONS OF HEALTHSOUTH CORPORATION ("HEALTHSOUTH"), INCLUDING HEALTHSOUTH SECURITIES RECEIVED IN EXCHANGE FOR THE STOCK OR OPTIONS OF CERTAIN OTHER COMPANIES ACQUIRED BY HEALTHSOUTH BETWEEN APRIL 24, 1997 AND MARCH 18, 2003 ("STOCKHOLDER CLASS PERIOD") AND ALL PERSONS WHO PURCHASED OR OTHERWISE ACQUIRED HEALTHSOUTH BONDS, NOTES OR OTHER DEBT INSTRUMENTS DURING THE PERIOD BETWEEN MARCH 31, 1998 AND MARCH 18, 2003 ("BONDHOLDER CLASS PERIOD")

         YOU ARE HEREBY NOTIFIED, pursuant to an Order of the United States District Court for the Northern District of Alabama, Southern Division, that a hearing will be held on _______________, 20__, at _______ __.m., before the
Honorable Karon Owen Bowdre, at the United States Courthouse, 140 Hugo L. Black United States Courthouse, 1729 Fifth Avenue, North, Birmingham, Alabama, for the purpose of determining (1) whether the proposed partial settlement of the claims as against the Settling Defendants in In re HealthSouth Stockholder Litigation, No. CV-03-BE-1501-S and In re HealthSouth Bondholder Litigation, No. 03-BE-1502-S (together, the "Federal Actions") for the principal amount of $445,000,000 in cash and HealthSouth common stock and warrants, plus accrued interest on the cash portion of the settlement, should be approved by the Court as fair, reasonable and adequate; and (2) whether a Partial Final Judgment and Order of Dismissal with Prejudice should be entered by the Court dismissing the Federal Actions as against the Settling Defendants with prejudice.

         If you purchased or acquired HealthSouth common stock or options during the period beginning April 24, 1997 through March 18, 2003 or HealthSouth bonds, notes or other debt instruments during the period beginning March 31, 1998 through March 18, 2003, your rights may be affected by the settlement of the Federal Actions. If you have not received a detailed Notice of Pendency and Proposed Settlement of Class Action ("Notice"), you may obtain copies by writing to HealthSouth Corporation Securities Litigation, c/o Rust Consulting, Inc., INSERT ADDRESS, or on the internet at www._______.com. If you are a class member, in order to share in the distribution of the Net Settlement Fund, at a time to be set in the future by the Court, you must submit a Proof of Claim and Release, establishing that you are entitled to recovery.

         If you desire to be excluded from the Stockholder or Bondholder Class, you must submit a Request for Exclusion to be received by ___________, 2006, in the manner and form explained in the detailed Notice referred to above. All Members of the Stockholder Class or Bondholder Class who have not timely and validly requested exclusion will be bound by any Judgment entered in the Federal Actions pursuant to the Stipulation of Settlement.

         Any objection to the settlement must be received by the following no later than ____________, 20__:

             CLERK OF THE COURT
             UNITED STATES DISTRICT COURT
             NORTHERN DISTRICT OF ALABAMA
             SOUTHERN DIVISION
             140 Hugo L. Black United States Courthouse
             1729 Fifth Avenue North
             Birmingham, AL  34203-2000

             LERACH COUGHLIN STOIA GELLER
             RUDMAN & ROBBINS LLP
             KEITH F. PARK
             EDWARD P. DIETRICH
             655 West Broadway, Suite 1900
             San Diego, CA  92101

             LABATON SUCHAROW & RUDOFF LLP
             THOMAS A. DUBBS
             LAWRENCE A. SUCHAROW
             JAMES W. JOHNSON
             CHRISTOPHER J. KELLER
             100 Park Avenue, 12th Floor
             New York, NY  10017-5563

             Lead Counsel for Stockholder Lead Plaintiffs and
             Stockholder Class

             BERNSTEIN LITOWITZ BERGER & GROSSMANN LLP
             MAX W. BERGER
             JOHN P. COFFEY
             JEFFREY N. LEIBELL
             1285 Avenue of the Americas, 38th Floor
             New York, NY  10019

             CUNNINGHAM, BOUNDS, CROWDER
             BROWN & BREEDLOVE, LLC
             ROBERT T. CUNNINGHAM, JR.
             JOHN T. CROWDER, JR.
             1601 Dauphin Street
             P.O. Box 66705
             Mobile, AL  36660

             Lead Counsel for Bondholder Lead Plaintiff and
             Bondholder Class

             HEALTHSOUTH CORPORATION
             One HealthSouth Parkway
             Birmingham, AL  35243
             Attn:  John Whittington
                      - and -
             BRADLEY, ARANT, ROSE & WHITE LLP
             JULIA BOAZ COOPER
             One Federal Plaza
             1819 Fifth Avenue North
             Birmingham, AL 35203
             Counsel to HealthSouth Corporation

             MAYNARD COOPER & GALE PC
             N. LEE COOPER
             PATRICK C. COOPER
             JAMES L. GOYER, III
             2400 AmSouth/Harbert Plaza
             1901 6th Avenue North
             Birmingham, AL  35203

             Counsel to P. Daryl Brown, Richard F. Celeste,
             Patrick A. Foster, Brandon O. Hale, Larry R. House,
             William W. Horton, Jan L. Jones, Russell H. Maddox,
             Larry D. Taylor, and Phillip C. Watkins

             ALSTON & BIRD LLP
             PETER Q. BASSETT
             BETSY P. COLLINS
             One Atlantic Center
             1201 West Peachtree Street
             Atlanta, GA  30309-3424

             Counsel to P. Daryl Brown, Richard F. Celeste,
             Patrick A. Foster, Brandon O. Hale, William W.
             Horton, Jan L. Jones, Russell H. Maddox, Larry D.
             Taylor, and Phillip C. Watkins

             CHRISTIAN & SMALL LLP
             KENNETH O. SIMON
             MAXWELL H. PULLIAM
             Financial Center
             505 North Twentieth Street, Suite 1800
             Birmingham, AL  35203

             Counsel to Robert E. Thompson

             J. MARK HART, P.C.
             J. MARK HART
             1400 Park Place Tower
             2001 Park Place Tower
             Birmingham, AL 35203

             SIMPSON THACHER & BARTLETT LLP
             MICHAEL CHEPIGA
             PAUL C. GLUCKOW
             425 Lexington Avenue
             New York, NY  10017

             Counsel to John S. Chamberlin, C. Sage Givens,
             Joel C. Gordon, Charles W. Newhall, III, Larry D.
             Striplin, Jr., and George H. Strong

             STARNES & ATCHISON LLP
             ANTHONY C. HARLOW
             100 Brookwood Place
             P.O. Box 598512
             Birmingham, AL  35259-8512

             Counsel to Edwin M. Crawford

             BAXLEY, DILLARD, DAUPHIN, MCKNIGHT & BARCLIFT
             CHARLES DAUPHIN
             2008 Third Avenue South
             Birmingham, AL  35233

             Counsel to Susan M. Jones Smith

             JOHNSTON BARTON PROCTOR\
             & POWELL LLP
             DON B. LONG, JR.
             JAMES F. HENRY
             2900 AmSouth/Harbert Plaza
             1901 Sixth Avenue North
             Birmingham, AL  35203-2618

             Counsel to James P. Bennett

             LIGHTFOOT, FRANKLIN & WHITE LLC
             JACKSON R. SHARMAN III
             JAMES F. HUGHEY, III
             The Clark Building
             400 North 20th Street
             Birmingham, AL  35203

             Counsel to Anthony J. Tanner

PLEASE DO NOT CONTACT THE COURT OR THE CLERK'S OFFICE REGARDING THIS NOTICE. If you have any questions about the settlement, you may contact plaintiffs' counsel at the address listed above.

DATED: _____________, 2006     BY ORDER OF THE COURT
                               UNITED STATES DISTRICT COURT
                               NORTHERN DISTRICT OF
                               ALABAMA, SOUTHERN DIVISION

                                                                  EXHIBIT A-3


                     SETTLEMENT AGREEMENT AND POLICY RELEASE
                     ---------------------------------------

         This Settlement Agreement and Policy Release (the "Agreement") is entered into by and between (i) HealthSouth Corporation ("HealthSouth"), (ii) Betsy S. Atkins, James P. Bennett, P. Daryl Brown, Thomas W. Carman, Richard F. Celeste, John S. Chamberlin, Edwin M. Crawford, Raymond Dunn III, Patrick A. Foster, C. Sage Givens, Joel C. Gordon, Brandon O. Hale, Jon F. Hanson, Lee C. Hillman, William W. Horton, Larry R. House, Jan L. Jones, Susan M. Jones, Russell H. Maddox, Robert P. May, Kimberly McCracken, Randall Mink, Charles W. Newhall III, Marca Pearson, Daniel J. Riviere, Barbara Roper, Gerald P. Scrushy, Larry D. Striplin, Jr., George H. Strong, Anthony J. Tanner, Larry D. Taylor, Robert E. Thomson, Dennis Wade and Phillip C. Watkins (the "Settling Individual Defendants"), and (iii) Federal Insurance Company, Executive Risk Indemnity Inc., St. Paul Mercury Insurance Company, Zurich American Insurance Co., Certain Underwriters at Lloyd's who subscribed severally and not jointly to Policy No. 823/FD9805714, Certain Underwriters at Lloyd's who subscribed severally and not jointly to Policy No. 823/FD9900985, Certain Underwriters at Lloyd's who subscribed severally and not jointly to Policy No. 823/FD010065, Certain Underwriters at Lloyd's who subscribed severally and not jointly to Policy No. 823/FD0100668, Royal Indemnity Company as successor in interest to Royal Insurance Company of America, Greenwich Insurance Company, XL Specialty Insurance Company, Travelers Indemnity Company, successor in interest to Gulf Insurance Company, Great Lakes Reinsurance (UK) PLC, Twin City Fire Insurance Company, Continental Casualty Company, Royal Indemnity Company, ACE American Insurance Company, Starr Excess Liability, AIG Europe (UK) Limited as agents for New Hampshire Insurance Company, Arch Insurance Company, Clarendon America Insurance Co. and Lumbermens Mutual Casualty Company (the "Settling Carriers"). HealthSouth, the Settling Individual Defendants, and the Settling Carriers are referred to collectively as the "Parties."

                               W I T N E S S E T H

         WHEREAS, the Settling Carriers issued to HealthSouth the insurance policies identified in Exhibit A (the "Policies"), in addition to other insurance policies that are not identified in Exhibit A; and

         WHEREAS, Houston Casualty Insurance, and Axis Specialty Insurance ("Non-Settling Carriers") also issued insurance policies to HealthSouth but are not parties to this Agreement; and

         WHEREAS, HealthSouth and certain of its present and former officers and directors are named as defendants in a shareholder and bondholder class action pending in the United States District Court for the Northern District of Alabama under the caption In re

HealthSouth Securities Litigation, Master File No. CV-03-1500-S, Consolidated Case Nos. CV-03-BE-1501-S and CV-03-BE-1502-S (N.D. Al.) (the "Federal Securities Action"); and

         WHEREAS, certain of HealthSouth's present and former officers and directors are named as defendants in shareholder derivative suits pending in federal and state courts in Alabama and Delaware under the captions Tucker v. Scrushy, et al., CV-02-5212 (Circuit Court of Jefferson County, Alabama), Dennis Family Trust v. HealthSouth Corp., CV-98-6592 (Circuit Court of Jefferson County, Alabama), Teachers' Retirement System of Louisiana v. Scrushy, et al., C.A. No. 20529 (Del. Ch.), and In re HealthSouth Corp. Derivative Litigation, CV 02-BE-2565 (N.D. Al.) (collectively, the "Derivative Action"); and

         WHEREAS, HealthSouth and certain of its present and former officers and directors are named as defendants or otherwise involved in the matters identified in Exhibit B ("Other Matters"); and

         WHEREAS, the Federal Securities Action, the Derivative Action, and the Other Matters are referred to collectively as the "Underlying Litigation"; and

         WHEREAS, Richard Scrushy, Angela Ayers, Aaron Beam, Richard Botts, Jason Brown, Cathy Edwards, Catherine Fowler, Emery Harris, Will Hicks, Kenneth Livesay, Michael Martin, Malcolm McVay, Rebecca Morgan, William Owens, Weston Smith, and Virginia Valentine are named as defendants in one or more of the lawsuits that comprise the Underlying Litigation but are not parties to this Agreement (the "Non-Settling Defendants"); and

         WHEREAS, HealthSouth and certain of its present and former officers and directors have asserted requests for coverage under the Policies for attorneys' fees and costs, expenses and settlements purportedly incurred or to be incurred by HealthSouth and certain of its present and former officers and directors in connection with the Underlying Litigation; and

         WHEREAS, the Settling Carriers have contested coverage for the Underlying Litigation and/or have provided HealthSouth, the Settling Individual Defendants, and the Non-Settling Defendants with notices of rescission relating to, among other things, the Policies; and

         WHEREAS, the rescission of, among other things, the Policies and the existence and extent of any coverage for the Underlying Litigation are at issue in litigation pending in state and federal court under the captions In re HealthSouth Corporation Insurance Litigation, Consolidated Case No. CV-03-BE-1139-S (United States District Court for the Northern District of Alabama, Southern Division); HealthSouth Corporation v. Starr Excess Liability Insurance Co., Ltd., CV-05-3443 (Circuit Court of Jefferson County, Alabama), removed to federal court under CV-05-1620 (United States District Court for the Northern District of Alabama, Southern Division); Federal Insurance Company, et al. v. HealthSouth Corporation, et al., CV-03-2420 AEH (Circuit Court of Jefferson County, Alabama), Greenwich Insurance Company v. HealthSouth Corporation, et al., CV-03-3522 AEH (Circuit Court of Jefferson County, Alabama),

Clarendon American Insurance Company, et al. v. HealthSouth Corporation, et al., CV-03-6975 AEH (Circuit Court of Jefferson County, Alabama), and Certain Underwriters at Lloyd's v. HealthSouth Corporation, et al., CV-04-5791 AEH (Circuit Court of Jefferson County, Alabama) (collectively, the "Coverage Litigation"); and

         WHEREAS, HealthSouth, the Settling Individual Defendants and the Settling Carriers have entered into a Memorandum of Understanding (the "Insurance MOU"), which concerns the proposed settlement of the claims asserted against HealthSouth and the Settling Individual Defendants in the Federal Securities Action and the Derivative Action as reflected in (i) a Memorandum of Understanding among the Derivative Plaintiffs, HealthSouth Corporation, and the Settling Individual Defendants (the "Derivative MOU"), (ii) a Memorandum of Understanding among the Stockholder and Bondholder Lead Plaintiffs and the Individual Settling Defendants ("Securities MOU"), and (iii) an Amended and Restated Memorandum of Understanding among the Stockholder and Bondholder Lead Plaintiffs and HealthSouth Corporation (the "Amended and Restated Securities MOU"). The Derivative MOU, the Securities MOU, and the Amended and Restated Securities MOU are referred to collectively as the "Preliminary Settlement Agreements"; and

         WHEREAS, pursuant to the Insurance MOU, the Settling Carriers have paid, subject to the fulfillment of certain terms and conditions, a total of $230,000,000 (the "Settlement Amount") into an interest-bearing escrow account under the direction and control of the Settling Carriers (the "First Escrow"); and

         WHEREAS, pursuant to the Insurance MOU, the Settling Carriers have agreed, subject to certain terms and conditions, that the Settlement Amount may be transferred into an interest-bearing escrow account controlled by lead counsel for the lead plaintiffs in the Federal Securities Action and subject to the oversight of the United States District Court for the Northern District of Alabama ("Second Escrow"); and

         WHEREAS, pursuant to the Insurance MOU, the Settling Carriers have agreed, subject to certain terms and conditions, that the funds in the First Escrow may be used in connection with the settlements of the Federal Securities Action and the Derivative Action as reflected in the Preliminary Settlement Agreements; and

         WHEREAS, HealthSouth, the Settling Individual Defendants, and the Settling Carriers enter into this Agreement pursuant to and in furtherance of the Insurance MOU;

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants, considerations, releases, indemnities and representations set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, HealthSouth, the Settling Individual Defendants and the Settling Carriers mutually agree as follows:

         1. Payment by Settling Carriers.

         Within five (5) business days after the last to occur of (i) the entry of an order by the United States District Court for the Northern District of Alabama (the "Federal Court") preliminarily approving a stipulation of settlement of the Federal Securities Action (the "Federal Securities Action Stipulation of Settlement") that is satisfactory to the Settling Carriers, (ii) the entry of an order by the Circuit Court of Jefferson County, Alabama (the "State Court") preliminarily approving a stipulation of settlement of the Derivative Action (the "Derivative Action Stipulation of Settlement") that is satisfactory to the Settling Carriers, and (iii) the entry of orders by the Federal Court and the State Court preliminarily approving this Agreement, the Settling Carriers shall direct that the funds in the First Escrow, which includes the $100 million referenced in paragraph 1 of the Derivative Action Stipulation of Settlement, together with any accrued interest and/or investment proceeds and net of any fees imposed by the escrow agent, any penalties or other charges relating to the funds in the first escrow being disinvested from ninety-day T-bills or their reasonable equivalent, and any applicable taxes, be deposited into the Second Escrow.

         2. Release by HealthSouth and the Settling Individual Defendants.

         In exchange for the consideration set forth in this Agreement and effective upon this Agreement becoming Final pursuant to Section 9, HealthSouth, on its own behalf and, to the fullest extent permitted by law, on behalf of its present, former and future directors, officers, employees, shareholders, parents, divisions, subsidiaries, affiliates, associates, representatives, predecessors, successors, owners, assigns, administrators, agents, partners, principals, trustees, insurers and reinsurers in their capacity as such, and attorneys, and their present, former and future directors, officers, employees, shareholders, parents, divisions, subsidiaries, affiliates, associates, representatives, predecessors, successors, owners, assigns, administrators, agents, partners, principals, trustees, insurers and reinsurers in their capacity as such, and attorneys, and all persons acting by, through, under or in concert with them or any of them (collectively, the "HealthSouth Releasors") and the Settling Individual Defendants, on their own behalf and, to the fullest extent permitted by law, on behalf of their present, former and future agents, associates, representatives, predecessors, successors, heirs, assigns, executors, spouses, administrators, insurers and reinsurers in their capacity as such, and attorneys, and all persons acting by, through, under or in concert with them or any of them, (collectively, the "Settling Individual Defendant Releasors"), but not including the Non-Settling Defendants, do hereby release and forever discharge the Settling Carriers and their present, former or future directors, officers, employees, shareholders, parents, divisions, subsidiaries, affiliates, associates, representatives, predecessors, successors, owners, assigns, administrators, agents, partners, principals, trustees, insurers and reinsurers in their capacity as such, and attorneys, and their present, former and future directors, officers, employees, shareholders, parents, divisions, subsidiaries, affiliates, associates, representatives, predecessors, successors, owners, assigns, administrators, agents, partners, principals, trustees, insurers and reinsurers in their capacity as such, and attorneys, and all persons acting by, through, under or in concert with them or any of them (collectively, the "Settling Carrier Releasees"), but not including the Non-Settling Carriers (and any other person or entity in their capacity as a successor in interest to the Non-Settling Carriers with respect to the insurance policy or policies they issued to HealthSouth and/or the Individual Settling Defendants), from any and all manner of action or actions, cause or causes of action, suits, debts, liens, contracts, agreements, promises, liabilities, claims, rights, demands, damages, losses, costs, charges or expenses, of any nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, fixed or contingent, that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Policies
(ii) the Coverage Litigation, (iii) the Underlying Litigation, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Underlying Litigation, and/or (v) any of the facts, circumstances, situations, and events underlying or alleged in the Coverage Litigation and the Underlying Litigation. This includes, without limitation, claims for "bad faith" or unfair claims handling practices; common law claims for "bad faith" insurance practices or breach of the implied covenant of good faith and fair dealing; and all rights and claims which HealthSouth and the Settling Individual Defendants may have arising out of, relating to or in connection with the Policies pursuant to any applicable statute and/or case law for any alleged failure to effectuate prompt, fair and equitable settlement of the Underlying Litigation; provided, however, that nothing in this paragraph shall be construed to release any of the Settling Carrier Releasees from their respective obligations under this Agreement.

         3. Release by the Settling Carriers.

         In exchange for the consideration set forth in this Agreement and effective upon this Agreement becoming Final pursuant to Section 9, the Settling Carriers, on their own behalf and, to the fullest extent permitted by law, on behalf of their present, former and future directors, officers, employees, shareholders, parents, divisions, subsidiaries, affiliates, associates, representatives, predecessors, successors, owners, assigns, administrators, agents, partners, principals, trustees, insurers and reinsurers in their capacity as such, and attorneys, and their present, former and future directors, officers, employees, shareholders, parents, divisions, subsidiaries, affiliates, associates, representatives, predecessors, successors, owners, assigns, administrators, agents, partners, principals, trustees, insurers and reinsurers in their capacity as such, and attorneys, and all persons acting by, through, under or in concert with them or any of them (collectively, the "Settling Carrier Releasors"), but not including the Non-Settling Carriers, do hereby release and forever discharge HealthSouth and its present, former or future directors, officers, employees, shareholders, parents, divisions, subsidiaries, affiliates, associates, representatives, predecessors, successors, owners, assigns, administrators, agents, partners, principals, trustees, insurers and reinsurers in their capacity as such, and attorneys, and their present, former and future directors, officers, employees, shareholders, parents, divisions, subsidiaries, affiliates, associates, representatives, predecessors, successors, owners, assigns, administrators, agents, partners, principals, trustees, insurers and reinsurers in their capacity as such, and attorneys, and all persons acting by, through, under or in concert with them or any of them (collectively, the "HealthSouth Releasees") and the Settling Individual Defendants and their present, former and future agents, associates, representatives, predecessors, successors, heirs, assigns, executors, spouses, administrators, insurers and reinsurers in their capacity as such, and attorneys, and all persons acting by, through, under or in concert with them or any of them, (collectively, the "Settling Individual Defendant Releasees"), but not including the Non-Settling Defendants, from any and all manner of action or actions, cause or causes of action, suits, debts, liens, contracts, agreements, promises, liabilities, claims, rights, demands, damages, losses, costs, charges or expenses, of any nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, fixed or contingent, that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Policies (ii) the Coverage Litigation, (iii) the Underlying Litigation, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Underlying Litigation, and/or (v) any of the facts, circumstances, situations, and events underlying or alleged in the Coverage Litigation and the Underlying Litigation. This includes, without limitation, claims for breach of the implied covenant of good faith and fair dealing and any purported failure to cooperate and any subrogation claims the Settling Carriers may have under the Policies and state or federal law; provided, however, that nothing in this paragraph shall be construed to release any of the HealthSouth Releasees and the Settling Individual Defendant Releasees from their respective obligations under this Agreement.

         4. Covenant and Agreement Not to Sue.

         (a) The matters described in Sections 2 and 3 are collectively referred to as "Released Claims."

         (b) In exchange for the consideration set forth in this Agreement and effective upon the deposit of funds into the Second Escrow pursuant to Section 1, the HealthSouth Releasors and the Settling Individual Defendant Releasors covenant and agree not to sue or to assert or to prosecute, institute or cooperate in the institution, commencement, filing, or prosecution of any suit or proceeding against any Settling Carrier Releasee, in any forum, that is based upon, in consequence of, arises out of or relates in any way in whole or in part to any Released Claims.

         (c) In exchange for the consideration set forth in this Agreement and effective upon the deposit of funds into the Second Escrow pursuant to Section 1, the Settling Carrier Releasors covenant and agree not to sue or to assert or to prosecute, institute or cooperate in the institution, commencement, filing, or prosecution of any suit or proceeding against any HealthSouth Releasee or Settling Individual Defendant Releasee, in any forum, that is based upon, in consequence of, arises out of or relates in any way in whole or in part to any Released Claims.

         (d) The Parties agree that, with respect to any claim not brought by reason of the provisions of this Section 4, any defense based on the passage of time including, but not limited to any applicable statute of limitations, statutes of repose, or theory of laches, estoppel or waiver under any federal or state statutory or common law or otherwise by virtue of the passage of time, shall be tolled for the period beginning on September 25, 2006 and ending on the date the Settling Carriers request the return of funds from the Second Escrow pursuant to paragraph 9(c)(i); provided, however, that nothing in this Agreement shall apply to extend any statutes of limitations or other time periods which may have expired prior to the beginning of such period.

         5. HealthSouth's Indemnity Obligations to the Settling Carriers.

         (a) In exchange for the consideration set forth in this Agreement and effective upon the deposit of funds into the Second Escrow pursuant to Section 1 of this Agreement, HealthSouth shall, to the fullest extent permitted by law, indemnify and hold harmless the Settling Carrier Releasees in the manner specified in this Section 5:

         (i) for any and all amounts the Settling Carrier Releasees are legally obligated to pay, or become legally obligated to pay to any Barred Person with respect to any Barred Claim at any time after this Agreement is fully-executed by the Settling Carriers, regardless of whether such legal obligation arises as the result of a judgment, a settlement, or otherwise;

         (ii) for any and all fees and costs the Settling Carrier Releasees reasonably incur to any third party at any time after this Agreement is fully-executed by the Settling Carriers in responding to any request, claim, demand, action, cause of action, lawsuit, or arbitration brought or made by any Barred Person with respect to any Barred Claim; provided, however, that such fees and costs shall not include fees and costs incurred relating to the approval of the settlements contemplated herein or appeals therefrom;

         (iii) for any and all amounts the Settling Carrier Releasees are legally obligated to pay, or become legally obligated to pay under the Policies at any time after this Agreement is fully-executed by the Settling Carriers, regardless of whether such legal obligation arises as the result of a judgment, a settlement, or otherwise; and

         (iv) for any and all fees and costs the Settling Carrier Releasees reasonably incur to any third party at any time after this Agreement is fully-executed by the Settling Carriers in responding to any request, claim, demand, action, cause of action, lawsuit, or arbitration relating to any payment under the Policies; provided, however, that such fees and costs shall not include fees and costs incurred relating to the approval of the settlements contemplated herein or appeals therefrom.

         (b) Without limiting the obligations of HealthSouth to indemnify and hold the Settling Carrier Releasees harmless pursuant to this Section 5, HealthSouth and the Settling

Carriers agree that such obligations include the obligation to indemnify and hold harmless the Settling Carrier Releasees with respect to the following amounts, to the fullest extent permitted by law:

         (i) Attorneys' fees and costs and expert witness fees and costs incurred by a Barred Person in the Underlying Litigation, to the extent that the Settling Carrier Releasees are legally obligated to pay, regardless of whether such legal obligation arises as the result of a judgment, a settlement, or otherwise;

         (ii) Settlement costs incurred by a Barred Person in the Underlying Litigation, to the extent that the Settling Carrier Releasees are legally obligated to pay, regardless of whether such legal obligation arises as the result of a judgment, a settlement, or otherwise;

         (iii) Judgment costs incurred by a Barred Person in the Underlying Litigation, to the extent that the Settling Carrier Releasees are legally obligated to pay, regardless of whether such legal obligation arises as the result of a judgment, a settlement, or otherwise;

         (iv) Attorneys' fees and costs and expert witness fees and costs incurred by a Barred Person in the litigation of a Barred Claim with a Settling Carrier, to the extent that the Settling Carrier Releasees are legally obligated to pay, regardless of whether such legal obligation arises as the result of a judgment, a settlement, or otherwise;

         (v) Contractual damages awarded to a Barred Person in the litigation of a Barred Claim with a Settling Carrier;

         (vi) Extra-contractual, punitive, and bad faith damages awarded to a Barred Person in the litigation of a Barred Claim with a Settling Carrier Releasee;

         (vii) Amounts the Settling Carriers pay under the Policies, to the extent that the Settling Carrier Releasees are legally obligated to pay, regardless of whether such legal obligation arises as the result of a judgment, a settlement, or otherwise;

         (viii) Reasonable attorneys' fees and costs and expert witness fees and costs the Settling Carrier Releasees incur in the litigation of a Barred Claim with a Barred Person;

         (ix) Reasonable attorneys' fees and costs and expert witness fees and costs the Settling Carrier Releasees pay as a result of any request, claim, demand, action, cause of action, lawsuit, or arbitration relating to the Policies; and

         (x) Reasonable costs incurred in the review of invoices in the Underlying Litigation by third party experts and consultants.

         (c) For purposes of Section 5 of this Agreement, "Barred Person" means any person or entity who is insured by the Settling Carriers or asserts that he, she or it is insured by the Settling Carriers under the Policies, including but not limited to HealthSouth, the Settling Individual Defendants, and the Non-Settling Defendants, and "Barred Claims" means any and all manner of action or actions, cause or causes of action, suits, debts, liens, contracts, agreements, promises, liabilities, claims, rights, demands, damages, losses, costs, charges or expenses, of any nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, fixed or contingent, that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Policies (ii) the Coverage Litigation, (iii) the Underlying Litigation, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Underlying Litigation, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Underlying Litigation.

         (d) HealthSouth represents and warrants that it is not aware of any directly applicable state or federal case law, including but not limited to case law interpreting 8 Del. C. ss. 145, that would directly prohibit HealthSouth from indemnifying and holding harmless the Settling Carrier Releasees pursuant to this Section 5 in exchange for the consideration provided by the Settling Carriers in this Agreement. Except as provided for in Section 5(e), HealthSouth and the Settling Individual Defendants agree that they shall not initiate, pursue, or cause to be initiated or pursued, directly or indirectly, any judicial proceeding seeking a judgment, holding or declaration that a payment required to be made to the Settling Carrier Releasees pursuant to this Section 5 is, was, or would be illegal; provided, however, that nothing in this Section 5 shall be construed to bar a derivative action brought without HealthSouth's assistance or participation. Nothing in this paragraph is intended to expand the obligation of HealthSouth as set forth in this Section 5 to indemnify the Settling Carrier Releasees.

         (e) HealthSouth agrees and covenants that if it becomes aware of a directly applicable legal authority that comes into existence after the date of this Agreement, and which HealthSouth believes directly prohibits HealthSouth from indemnifying and holding harmless the Settling Carrier Releasees pursuant to this Section 5, HealthSouth shall so inform the Settling Carrier Releasees. If the Settling Carrier Releasees disagree that the legal authority identified by HealthSouth is directly applicable and directly prohibits HealthSouth from indemnifying and holding harmless the Settling Carrier Releasees pursuant to this Section 5, HealthSouth agrees and covenants not to file a lawsuit seeking a declaration that it is prohibited from indemnifying and holding harmless the Settling Carrier Releasees pursuant to this Section 5 unless a neutral arbitrator, jointly selected by HealthSouth and the Settling Carrier Releasees, determines that

HealthSouth has a good-faith basis for interpreting the legal authority identified by HealthSouth as directly applicable and directly prohibiting HealthSouth from indemnifying and holding harmless the Settling Carrier Releasees pursuant to this Section 5.

         (f) HealthSouth agrees and covenants that if it becomes aware of any lawsuit or other proceeding that seeks any declaration that the law imposes any limitations on its ability and obligation to indemnify the Settling Carrier Releasees pursuant to this Section 5, it will promptly provide the Settling Carriers with written notice of the existence of such lawsuit or other proceeding and that it will not oppose any motion by the Settling Carrier Releasees to intervene and participate in such lawsuit or proceeding. HealthSouth agrees and covenants that it will vigorously defend and oppose any such lawsuit or other proceeding and provide reasonable cooperation to the Settling Carriers to ensure that no declaration imposing any limitations on its ability and obligation to indemnify the Settling Carrier Releasees pursuant to this Section 5 is entered; provided, however, that if HealthSouth believes in good faith that a directly applicable legal authority has come into existence after the date of this Agreement and directly prohibits HealthSouth from indemnifying and holding harmless the Settling Carrier Releasees pursuant to this Section 5, HealthSouth shall be permitted to assert that position in responding to the lawsuit or other proceeding, and shall be under no obligation to prevent such a declaration from being entered.

         (g) Unless expressly prohibited from doing so by an order of a court of competent jurisdiction, and subject to the provisions of Section 5(j), HealthSouth shall pay any amounts due under Section 5(a) within ten (10) business days of receiving written notice from one or more of the Settling Carrier Releasees that they have paid or become legally obligated to pay such amount(s). Such notice shall specify the precise amount(s) that HealthSouth is obligated to pay to or on behalf of the Settling Carrier Releasee(s) and the circumstances under which the Settling Carrier Releasee(s) became legally obligated to pay or incurred such amount(s).

         (h) In the event that (i) HealthSouth makes any payment to or on behalf of one or more of the Settling Carrier Releasees pursuant to Section 5(a), and
(ii) it subsequently is finally determined by a court of competent jurisdiction that HealthSouth was not obligated to make such payment for any reason, including but not limited to such payment being prohibited by law, then the Settling Carrier Releasee(s) to or on behalf of which such payment was made shall promptly return such payment to HealthSouth. This paragraph 5(h) shall not apply to require the reimbursement by any Settling Carrier Releasee of any payment by HealthSouth pursuant to section 6.

         (i) In the event that any Settling Carrier Releasee is served with or otherwise receives any request, claim, demand, action, cause of action, lawsuit, or arbitration (i) brought or made by any Barred Person with respect to any Barred Claim or (ii) relating to any payment under the Policies (collectively, "Settling Carrier Releasee Indemnified Claims"), such Settling Carrier Releasee(s) shall promptly notify HealthSouth in writing of such Settling Carrier

Releasee Indemnified Claim(s). The Parties agree that the claims asserted by the Settling Carriers in the Coverage Litigation against the Non-Settling Defendants constitute Settling Carrier Releasee Indemnified Claims. Settling Carrier Releasee Indemnified Claims also shall include any future proceeding that seeks declaratory relief initiated by any Settling Carrier against any Barred Person with respect to any Barred Claims or any person requesting any payment under the Policies if such proceeding is commenced with the consent of HealthSouth, such consent not to be unreasonably withheld. The Settling Carriers agree that they will not oppose a request by HealthSouth to intervene in any Settling Carrier Releasee Indemnified Claim.

         (j) Settling Carrier Releasee Indemnified Claims shall be investigated, responded to, litigated, and defended in the following manner:

         (i) The Settling Carrier Releasees shall have the right to retain one law firm of their choice and, if necessary, one law firm to serve as resident local counsel, to represent all of the Settling Carrier Releasees with respect to any Settling Carrier Releasee Indemnified Claims (collectively, the "Settling Carrier Releasees Law Firm").

         (ii) If at any time any Settling Carrier Releasee reasonably believes, taking account of the HealthSouth indemnity, that the Settling Carrier Releasees Law Firm cannot represent it in the prosecution or defense of any Settling Carrier Releasee Indemnified Claims with respect to any position reasonably necessary to protect such Settling Carrier Releasees' interests because (i) there are conflict(s) of interest between one or more Settling Carrier Releasees with respect to one or more issues or (ii) the Setting Carrier Releasees Law Firm cannot fully and fairly advance on behalf of such Settling Carrier a position(s), argument(s), or other matter(s) for any reason, such Settling Carrier Releasee shall so inform HealthSouth in writing. If HealthSouth agrees that a conflict(s) of interest exists or that the Settling Carrier Releasees Law Firm cannot fully and fairly advance a position(s), argument(s), or other matter(s) on behalf of the Settling Carrier Releasee, the Settling Carrier Releasee shall have the right to retain, at HealthSouth's expense, one law firm of its choice and, if necessary, one law firm to serve as resident local counsel, to represent it with respect to the matter(s) subject to the conflict or to advance the position(s), argument(s), or other matter(s) that cannot be fully and fairly advanced by the Settling Carrier Releasees Law Firm (collectively, a "Settling Carrier Releasee Additional Law Firm"). If HealthSouth does not agree that a conflict(s) of interest exists or that the Settling Carrier Releasees Law Firm cannot fully and fairly advance the position(s), argument(s), or other matter(s) on behalf of the Settling Carrier Releasee, the Settling Carrier Releasee may commence an arbitration proceeding in front of a neutral arbitrator agreed upon by the Settling Carrier Releasee and HealthSouth to determine if (i) a conflict(s) of interest exists that would not permit the Settling Carrier Releasees Law Firm to represent it in all or part of the prosecution or defense of the Settling Carrier Releasee Indemnified Claim; or (ii) the Settling Carrier Releasee Law Firm cannot fully and fairly advance a position(s), argument(s), or other matter(s) on behalf of the Settling Carrier Releasee. Unless otherwise agreed to by HealthSouth and the Settling Carrier Releasee, such arbitration shall be conducted by the Settling Carrier Releasee providing the arbitrator and HealthSouth one brief not to exceed twenty (20) pages, and HealthSouth providing to the arbitrator and the Settling Carrier Releasee within seven (7) business days of receipt of the Settling Carrier Releasee's opening brief, a response brief not to exceed twenty (20) pages; there also shall be no more than one (1) hour of oral argument before the arbitrator. If the Settling Carrier Releasee prevails in the arbitration it shall have the right to retain a Settling Carrier Releasee Additional Law Firm. If HealthSouth prevails in the arbitration, any additional representation of the Settling Carrier Releasee with respect to the matter(s) at issue in the arbitration shall be at the Settling Carrier Releasee's expense. The party prevailing in such arbitration shall be entitled to the reimbursement by the losing party of its reasonable fees and costs associated with the arbitration. The fact that such Settling Carrier Releasee may have been represented by its own law firm in the Coverage Litigation prior to the execution of this Agreement shall not, by itself, be a basis for an arbitrator to find that (i) there are conflict(s) of interest between one or more Settling Carrier Releasees with respect to one or more issues or (ii) the Setting Carrier Releasees Law Firm cannot fully and fairly advance on behalf of such Settling Carrier Releasee a position(s), argument(s), or other matter(s).

         (iii) The Settling Carrier Releasees agree that (a) there are no conflicts of interest between the Settling Carrier Releasees with respect to the issue of whether the orders to be entered pursuant to Sections 9(a)(iii) and 9(a)(iv) ("Bar Orders") bar a Settling Carrier Releasee Indemnified Claim and (b) the Settling Carrier Releasees Law Firm can fully and fairly advance on behalf of all Settling Carrier Releases the argument and position that the Bar Orders bar a Settling Carrier Releasee Indemnified Claim.

         (iv) At any time, a Settling Carrier Releasee can retain, at its own expense, a law firm(s) to represent it with respect to asserting any argument, position or other matter, including but not limited to any argument or position with respect to the Bar Orders.

         (v) HealthSouth agrees to pay reasonable fees and costs incurred by the Settling Carrier Releasees Law Firm and any Settling Carrier Releasee Additional Law Firm(s) in connection with the prosecution or defense of any Settling Carrier Releasee Indemnified Claim. The Settling Carrier Releasees agree to timely provide HealthSouth with the Settling Carrier Releasees Law Firm and any Settling Carrier Releasee Additional Law Firm(s)'s invoices, and HealthSouth agrees to pay the Settling Carrier Releasees Law Firm and any Settling Carrier Releasee Additional Law Firm(s) directly.

         (vi) HealthSouth shall have the right to comment or make suggestions in the selection of the Settling Carrier Releasees Law Firm and any Settling Carrier Releasee Additional Law Firm(s), but shall have no power to veto the Settling Carrier Releasees' selection(s). The hourly rates of the Settling Carrier Releasees Law Firm and the Settling Carrier Releasee Additional Law Firm(s) shall be subject to HealthSouth's prior written consent, which shall not be unreasonably withheld. HealthSouth agrees that the current hourly rates paid by the Settling Carriers to their attorneys in the Coverage Litigation are reasonable.

         (vii) The Settling Carrier Releasees shall oppose and litigate to the extent necessary any Settling Carrier Releasee Indemnified Claims and shall use diligence and prudence in the investigation, prosecution, defense, negotiation of settlement and settlement of any such claims; provided however, that the Settling Carrier Releasees shall have no obligation to take any action that they believe to be inconsistent with the facts and the law or inconsistent with any obligations of good faith and fair dealing the Settling Carrier Releasees may have.

         (viii) HealthSouth shall have the right to associate, at its own expense, in the investigation, prosecution, defense, negotiation and settlement of any Settling Carrier Releasees Indemnified Claims.

         (ix) With respect to each Settling Carrier Releasee Indemnified Claim, the Settling Carrier Releasees will provide HealthSouth with all information that they may reasonably request and notice and opportunity to participate in and provide timely input regarding litigation strategy and settlement negotiations; provided, however, that the Settling Carrier Releasees shall have no obligation to provide HealthSouth with proprietary information or information protected by the attorney-client privilege, work product doctrine, or any other privilege or doctrine.

         (x) The Settling Carrier Releasees will not make any settlement offer, agree to any settlement or payment, admit any liability, or stipulate to any judgment that would affect HealthSouth's rights and/or duties under this Section 5 without the express written approval of HealthSouth, which approval shall not be unreasonably withheld. If HealthSouth does not respond to a written request for approval of a recommended settlement within ten (10) business days after receiving the request, HealthSouth shall be deemed to have accepted and approved such settlement.

         6. HealthSouth's Advancement and Indemnity Obligations to the Non-Settling Defendants.

         (a) In exchange for the consideration set forth in this Agreement and effective upon the Federal Court's order finally approving the Federal Securities Action Stipulation of Settlement and the State Court's order finally approving the Derivative Action Stipulation of Settlement, HealthSouth shall indemnify and advance to Non-Settling Defendants in the manner specified in this
Section 6.

         (b) In the event that any Non-Settling Defendant is barred and enjoined from asserting against any Settling Carrier any claim for defense costs by any Bar Order, HealthSouth shall, to the fullest extent permitted by law, indemnify for and advance to such Non-Settling Defendant any defense costs that any Settling Carrier would have been obligated to pay under the Policies, but only to the extent that such Settling Carrier would have been obligated to pay such defense costs if there had been no Bar Order.

         (c) In the event that any Non-Settling Defendant is barred and enjoined by any Bar Order from asserting against any Settling Carrier any claim other than for defense costs in any action in which such Non-Settling Defendant does not or would not receive the benefit of the judgment reduction credit and insurance credit created by the Bar Orders, HealthSouth shall, to the fullest extent permitted by law, indemnify such Non-Settling Defendant for such claim that any Settling Carrier would have been obligated to pay under the Policies, but only to the extent that such Settling Carrier would have been obligated to pay such claim if there had been no Bar Order.

         (d) In no event shall HealthSouth pay indemnification to a Non-Settling Defendant to the extent such payment would be in violation of 8 Del. C. ss. 145 or the federal securities laws.

         (e) In no event shall HealthSouth pay indemnification or advancement to a Non-Settling Defendant to the extent such payment would cause the sum of (i) all amounts paid or credited to Non-Settling Defendants pursuant to this paragraph 6, (ii) all amounts paid to the Non-Settling Defendants under the Policies, and (iii) all insurance credits applied for the benefit of Non-Settling Defendants pursuant to paragraph 12 of Exhibit C and paragraph 12 of Exhibit D, to exceed the amount of coverage, if any, a court determines (based on jury findings as and if required by law) would have been payable on behalf of such Non-Settling Defendant but for a Bar Order.

         (f) HealthSouth represents and warrants that it is not aware of any directly applicable state or federal case law, including but not limited to case law interpreting 8 Del. C. ss. 145 or the federal securities laws, that would directly prohibit HealthSouth from advancing defense costs to Non-Settling Defendants pursuant to paragraph 6(b).

         (g) HealthSouth agrees and covenants that if it becomes aware of any lawsuit or other proceeding that seeks any declaration that the law imposes any limitations on its ability and obligation to indemnify or advance to the Non-Settling Defendants pursuant to this Section 6, it will promptly provide the Settling Carriers with written notice of the existence of such lawsuit or other proceeding and that it will not oppose any motion by the Settling Carrier Releasees to intervene and participate in such lawsuit or proceeding. Except as provided for in Section 6(h), HealthSouth and the Settling Individual Defendants shall not initiate, pursue, or cause to be initiated or pursued, directly or indirectly, any judicial proceeding seeking a judgment, holding or declaration that the law imposes any limitations on HealthSouth's ability and obligation to indemnify or advance to the Non-Settling Defendants pursuant to this Section 6; provided, however, that nothing in this Section 6 shall be construed to bar a derivative action brought without HealthSouth's assistance or participation; and provided further that HealthSouth shall be permitted to assert that it does not have an obligation to indemnify a Non-Settling Defendant pursuant to paragraph 6(c) in any lawsuit or proceeding brought against it or its directors or officers if it believes in good faith that such an obligation is prohibited by law.

         (h) HealthSouth agrees and covenants that if it becomes aware of a directly applicable legal authority that comes into existence after the date of this Agreement, and which directly prohibits HealthSouth from advancing to the Non-Settling Defendants pursuant to paragraph 6(b), HealthSouth shall so inform the Settling Carrier Releasees. If the Settling Carrier Releasees disagree that the legal authority identified by HealthSouth is directly applicable and directly prohibits HealthSouth from advancing to the Non-Settling Defendants pursuant to paragraph 6(b), HealthSouth agrees and covenants not to file a lawsuit seeking a declaration that it is prohibited from advancing to the Non-Settling Defendants pursuant to paragraph 6(b) unless a neutral arbitrator, jointly selected by HealthSouth and the Settling Carriers, determines that HealthSouth has a good-faith basis for interpreting the legal authority identified by HealthSouth as directly applicable and directly prohibiting HealthSouth from advancing to the Non-Settling Defendants pursuant to paragraph 6(b).

         (i) HealthSouth agrees and covenants that if it becomes aware of any lawsuit or other proceeding that seeks any declaration that the law imposes any limitations on its ability and obligation to advance to the Non-Settling Defendants pursuant to paragraph 6(b), it will promptly provide the Settling Carriers with written notice of the existence of such lawsuit or other proceeding and it will not oppose any motion by the Settling Carrier Releasees to intervene and participate in such lawsuit or proceeding. HealthSouth agrees and covenants that it will vigorously defend and oppose any such lawsuit or other proceeding and provide reasonable cooperation to the Settling Carriers to ensure that no such declaration is entered; provided, however, that if HealthSouth believes in good faith that a directly applicable legal authority has come into existence after the date of this Agreement and directly prohibits HealthSouth from advancing to the Non-Settling Defendants pursuant to paragraph 6(b), HealthSouth shall be permitted to assert that position in responding to the lawsuit or other proceeding, and shall be under no obligation to prevent such a declaration from being entered.

         (j) HealthSouth and the Settling Carriers agree that HealthSouth's obligation to indemnify or advance to Non-Settling Defendants pursuant to this
Section 6 may be enforced in an action brought by one or more Non-Settling Defendants against HealthSouth in the Federal Court or the State Court.

         (k) In the event that HealthSouth makes any payment to or on behalf of one or more of the Non-Settling Defendants pursuant to this Section 6 and it subsequently is finally determined by a court of competent jurisdiction (including any and all appeals) that HealthSouth was not obligated to make such payment for any reason, including but not limited to such payment being prohibited by law, then HealthSouth shall have the right to seek the return of such payment from the Non-Settling Defendant to or on behalf of whom such payment was made. In no event shall HealthSouth have the right to seek the return from the Settling Individual Defendants or the Settling Carriers of such payment to a Non-Settling Defendant.

         (l) HealthSouth's obligations to indemnify or advance to the Non-Settling Defendants pursuant to this Section 6 are in addition to, and shall not limit, any other obligations HealthSouth may have to indemnify and/or advance to the Non-Settling Defendants and/or the Settling Defendants under state or federal law, HealthSouth's certificate of incorporation and by-laws, other corporate documents, indemnity agreements, letter agreements, contracts or otherwise.

         7. Additional Release.

         In exchange for the consideration set forth in this Agreement, HealthSouth covenants and agrees that as a condition to any future settlement between HealthSouth and any Non-Settling Defendant relating to the Underlying Litigation, such Non-Settling Defendant shall agree to release and forever discharge the Settling Carrier Releasees from the Released Claims.

         8. Return of Premiums to Settling Carriers.

         Upon the deposit of funds into the Second Escrow pursuant to Section 1, any insurance policy premiums paid by the Settling Carriers into the registry or Clerk of the Court of the Federal Court and the State Court in connection with the Coverage Litigation or tendered or returned by the Settling Carriers to HealthSouth, plus any accrued interest, shall be returned to the Settling Carriers to the extent such premiums and interest have not already been returned to the Settling Carriers. To the extent the return of insurance policy premiums to the Settling Carriers as set forth in the preceding sentence requires action by the Federal Court and the State Court, the Settling Carriers shall promptly file a request for the return of such premiums with the Federal Court and the State Court, and HealthSouth shall, at its own expense, support such request to the extent necessary to effectuate the return of premiums. The Settling Individual Defendants shall not oppose such request(s). In the event that this Agreement does not become Final, the return of insurance policy proceeds to the Settling Carriers shall be without prejudice to the Settling Carriers' positions with respect to rescission of the Policies, coverage of the Underlying Litigation, and the Coverage Litigation.

         9. Finality of Agreement.

         (a) This Agreement shall become Final when the last of the following events occurs:

         (i) HealthSouth, the Settling Individual Defendants, and the Federal Securities Plaintiffs have entered into the Federal Securities Action Stipulation of Settlement in a form that is satisfactory to the Settling Carriers, consistent with the Preliminary Settlement Agreements, and contains the terms and conditions identified in Exhibit C, and further contains a provision that as a condition to any future settlement between the Federal Securities Plaintiffs and any Non-Settling Defendant, such Non-Settling Defendant shall agree to release and forever discharge the Settling Carrier Releasees from the Released Claims;

         (ii) HealthSouth, the Settling Individual Defendants, and the Derivative Plaintiffs have entered into the Derivative Action Stipulation of Settlement in a form that is satisfactory to the Settling Carriers, consistent with the Preliminary Settlement Agreements, and contains the terms and conditions identified in Exhibit D and further contains a provision that as a condition to any future settlement between the Derivative Plaintiffs and any Non-Settling Defendant, such Non-Settling Defendant shall agree to release and forever discharge the Settling Carrier Releasees from the Released Claims;

         (iii) The Federal Court has issued an order finally approving the Federal Securities Action Stipulation of Settlement and containing the terms and conditions identified in Exhibit C and such order has become final by passage of time or on appeal;

         (iv) The State Court has issued an order finally approving the Derivative Action Stipulation of Settlement and containing the terms and conditions identified in Exhibit D and such order has become final by passage of time or on appeal;

         (v) The Federal Court has issued an order finally approving this Agreement and ruling it was not illegal for HealthSouth to agree to the indemnification obligations in Section 5 and the advancement obligations in Section 6 and such order has become final by passage of time or on appeal;

         (vi) The State Court has issued an order finally approving this Agreement and ruling it was not illegal for HealthSouth to agree to the indemnification obligations in Sections 5 and the advancement obligations in Section 6 and such order has become final by passage of time or on appeal; and

         (vii) All insurance policy premiums paid into the registry of the Federal Court and the State Court in connection with the Coverage Litigation or tendered or returned by the Settling Carriers to HealthSouth have been returned to the Settling Carriers pursuant to Section 8.

         (b) Except as specified in Section 9(c) and Section 10, the funds in the Second Escrow shall not be distributed or otherwise removed from the Second Escrow for any reason until five (5) business days after the date on which this Agreement becomes Final.

         (c) If this Agreement does not become Final, then:

         (i) The funds in the Second Escrow shall be returned to the Settling Carriers, net of any escrow fees and applicable taxes (if any), in proportion to their contributions to the First Escrow;

         (ii) The indemnities and covenants provided in this Agreement shall be rendered void and of no effect and any person or entity to whom or on whose behalf an indemnity payment was made shall return such payment to the person or entity who made it; and

         (iii) The facts and terms of this Agreement shall not be admissible for any purpose.

         10. Additional Obligation to Return Consideration from Second Escrow to Settling Carriers.

         The funds in the Second Escrow shall be returned to the Settling Carriers, net of any escrow fees and applicable taxes (if any), in proportion to their contributions to the First Escrow if the Federal Securities Action Stipulation of Settlement and the Derivative Action Stipulation of Settlement are not presented to the State Court and the Federal Courts for fairness hearings within one hundred and twenty (120) calendar days of the entry of orders preliminarily approving the Federal Securities Action Stipulation of Settlement and the Derivative Action Stipulation of Settlement, but in no event may the Settling Carriers receive funds from the Second Escrow without prior court approval. If the Settlement Amount is returned to the Settling Carriers:
(i) the releases and indemnity agreements provided herein by HealthSouth and the releases provided by HealthSouth, the Settling Individual Defendants, and the Settling Carriers shall be null and void and without prejudice to any party hereto; (ii) all amounts paid to the Settling Carriers by HealthSouth pursuant to this Agreement shall be promptly returned to HealthSouth; (iii) HealthSouth shall have the right to seek the return of any amounts paid to a Non-Settling Defendant pursuant to this Agreement from such Non-Settling Defendant; and (iv) the Parties shall be restored to the same position they were in prior to the execution of this Agreement.

         11. Motions to Vacate Orders in Coverage Litigation.

         HealthSouth and the Settling Individual Defendants agree that the Settling Carriers may request that the Federal Court and the State Court vacate orders entered in the Coverage Litigation, respectively dated March 16, 2004 and April 27, 2004, upon final approval of this Agreement by the Federal Court and the State Court and HealthSouth and the Settling Individual Defendants will not oppose those motions. The Settling Carriers agree that if the settlement by the Parties dissolves for any reason and the Coverage Litigation resumes, the Settling Carriers will not oppose any request to the Federal Court and the State Court by HealthSouth and/or the Settling Individual Defendants to re-instate the respective orders. This provision is not intended to affect the rights of the Settling Carriers to seek reversal of either order by an appellate court.

         12. No Admission of Liability or Wrongdoing.

         The provisions contained in this Agreement memorialize a compromise of disputed claims, and nothing in this Agreement shall be deemed a presumption, concession or admission by any of the Parties hereto of any breach of duty, liability, default or wrongdoing as to any facts or claims alleged or asserted by any of the other Parties, nor shall this Agreement be an admission of, or constitute a finding of, coverage under the Policies. Neither the payment of any sum of money nor the execution of this Agreement shall constitute, be construed as, or be offered or received into evidence as, an admission of any wrongdoing by, or liability or obligation of, any Party hereto. This Agreement is entered into for the sole purpose of resolving contested claims and disputes as well as avoiding the substantial costs, expenses, and uncertainties associated with such disputes. It is also expressly agreed and acknowledged that all Parties to this Agreement have acted in good faith with respect thereto and that neither this

Agreement, its execution, the performance of any of its terms nor any of its contents shall constitute or be construed or offered as evidence in any proceeding as an admission of any liability or of any insurance coverage or of any fact or any indication that any of the claims which were or could have been asserted by the Parties has any merit.

         13. Ownership of Claims Released.

         HealthSouth and the Settling Individual Defendants each represent and warrant that they are the owners of and have not assigned or transferred any of the claims, demands, actions and/or causes of action which are released by each of them herein. If, contrary to this representation and warranty, HealthSouth and/or any Settling Individual Defendant assigns or has assigned such rights to any other person or entity, that Party shall defend, indemnify, and hold harmless the other Parties with respect to any claim or action brought by an assignee of any interest assigned contrary to this representation and warranty.

         14. Good Faith.

         Each Settling Carrier represents and warrants to HealthSouth and the Individual Settling Defendants that it: (i) has not admitted in writing that it has acted in bad faith in performing its duties and obligations to any party claiming a right to coverage under any of the Policies; (ii) has not been advised by its counsel that it has acted in bad faith in performing its duties and obligations to any party claiming a right to coverage under any of the Policies; and (iii) has not concluded in writing that it has acted in bad faith in performing its duties and obligations to any party claiming a right to coverage under any of the Policies. The Parties agree that the representations and warranties contained in this paragraph do not waive the attorney/client privilege, the work-product doctrine, or any other applicable privileges.

         15. Authority to Execute Agreement.

         Each signatory to this Agreement who signs on behalf of another hereby warrants that he or she has the authority to sign on behalf of said person or entity, that the appropriate corporate resolutions or other consents have been passed and/or obtained, and that this Agreement shall be binding on that Party.

         16. Representation by Counsel.

         Each Party represents and warrants that he or it has been represented by, and has consulted with, the counsel of his or its choice regarding the provisions, obligations, rights, risks, and legal effects of this Agreement and has been given the opportunity to review independently this Agreement with such legal counsel and agree to the particular language of the provisions herein. It is further agreed that this Agreement shall be construed without regard to the identity or affiliation of its drafters and as if this Agreement was jointly prepared and that, in the event of ambiguity or dispute regarding the interpretation of this Agreement, the Agreement will be interpreted as if each Party hereto participated in the drafting hereof.

         17. Entire Agreement, No Modification Unless in Writing.

         This Agreement constitutes the entire agreement between the Parties as to the subject matter hereof and supersedes any prior or contemporaneous written or oral agreements or understandings between the parties as to the subject matter hereof, including without limitation the Insurance MOU; provided, however, that nothing contained herein shall release, alter, change, limit, affect, dilute, eliminate, or in any way, impair or undermine existing or future indemnification and advancement rights, and/or existing or future indemnification and advancement claims, if any, of the Individual Settling Defendants against HealthSouth, whether arising out of any corporate governance provision, Certificate of Incorporation, by-laws, as in effect at any time, other corporate documents, indemnity agreements, letter agreements, severance agreements, contract, law, or otherwise. No modification or amendment of this Agreement shall be valid unless made in writing and signed by or on behalf of each Party affected by such change.

         18. Choice of Law and Jurisdiction over Disputes.

         This Agreement shall be interpreted, enforced and governed by and under the laws of the State of Alabama as they exist on the date of this Agreement without regard to Alabama's conflicts of laws provisions. Any disputes arising out of or relating to this Agreement shall be brought in the same court in which the Settling Carrier at issue in the dispute is or was a party in connection with the Coverage Litigation.

         19. Multiple Counterparts.

                  This Agreement may be executed in multiple counterparts, each of which shall be an original, and such counterparts together shall constitute one and the same instrument. Facsimile or .pdf copies of this Agreement in counterpart or otherwise bearing signatures of the Parties may be treated as executed originals.

         20. Notices.

         All notices required or permitted under or pertaining to this Agreement shall be in writing and delivered by any method providing proof of delivery. Any notice shall be deemed to have been given on the date of receipt. Notices shall be delivered to the Parties at the addresses in Exhibit E until a different address has been designated by notice to the other Party:

         21. Full and Final Settlement.

         The Parties intend that the execution and performance of this Agreement shall, as provided above, be effective as a full and final settlement of, and as a bar to, the claims released pursuant to Sections 2 and 3 (collectively, the "Released Claims"). The Parties hereto covenant and agree that if they hereafter discover facts different from or in addition to the facts that they now know or believe to be true with respect to the subject matter of this Agreement, it is nevertheless their intent hereby to settle and release fully and finally the Released Claims. In furtherance of such intention, the releases herein shall be and will remain in effect as releases notwithstanding the discovery of any such different or additional facts. It is expressly understood and agreed by the Parties that the Released Claims may encompass claims or matters the nature of which have not yet been discovered, and it is understood and agreed that to the extent they may be alleged to be applicable, all protections under California Civil Code ss. 1542, which reads, "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR," or any similar provision of the statutory or nonstatutory law of any other jurisdiction, are hereby waived.

         22. Further Actions to Effectuate Agreement.

         Each Party agrees to execute and deliver such other documents, mutual dismissals, and instruments and to take such further action as may be reasonably necessary to fully carry out the intent and purposes of this Agreement.

         23. Limitations on Waiver and Amendment.

         No breach of any provision hereof can be waived unless done in writing. Waiver of any one breach shall not be deemed a waiver of any other breach of the same or other provisions hereof.

         24. No Precedential Value.

         The Parties agree and acknowledge that this Agreement carries no precedential value and should not be relied upon by any person as evidence of any obligation of any Settling Carrier under identical or similar policies.

         25. Headings.

         Any headings contained herein are for informational purposes only and do not constitute a substantive part of the Agreement. In the event of a dispute concerning the terms and conditions of the Agreement, the headings shall be disregarded.

         26. Agreement Binding on Parties.

         This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors, and assigns.

         27. Illegality.

         If any provision of this Agreement shall be held to be illegal or unenforceable, such holding shall not affect the validity or enforceability of the other provisions of this Agreement.

         28. Effectiveness of Agreement.

         This Agreement shall be deemed effective as of the date below when it has been executed by or on behalf of all Parties and facsimile or .pdf copies of this Agreement in counterpart or otherwise bearing signatures of the Parties have been delivered to the persons identified in Section 20, either by electronic transmittal, facsimile, overnight delivery service, or U.S. mail.

AGREED AS OF THIS 25th day of September, 2006.

Federal Insurance Company                  HealthSouth Corporation
and Executive Risk Indemnity Inc.


By: /s/ Peter R.Bisio                      By: /s/ John Whittington
    ---------------------------------          ---------------------------------
Peter R. Bisio                             HEALTHSOUTH Corporation
HOGAN & HARTSON L.L.P.                     One HealthSouth Parkway
                                           Birmingham, Alabama 35243

St. Paul Mercury Insurance Company         Anthony J. Tanner


By: Its Attorney In Fact, Michael          By: /s/ Jackson R. Sharman III
    Keeley /s/ Michael Keeley                  ---------------------------------
---------------------------------          Jackson R. Sharman III
STRASBURGER & PRICE, LLP                   LIGHTFOOT, FRANKLIN & WHITE, LLC

Zurich American Insurance Company          Betsy S. Atkins, P. Daryl Brown,
                                           Richard F. Celeste, Raymond J. Dunn
                                           III, Patrick A. Foster, Brandon O.
                                           Hale, William W. Horton, Larry R.
                                           House, Jan L. Jones, Russell H.
                                           Maddox, Kimberly McCracken, Randall
                                           Mink, Marca Pearson, Daniel J.
                                           Riviere, Barbara Roper, Larry D.
                                           Taylor, Dennis Wade and Phillip C.
                                           Watkins


By: /s/ David M. Gische                    By: /s/ James L. Goyer III
    ---------------------------------          ---------------------------------
David M. Gische                            James L. Goyer III
ROSS, DIXON & BELL, LLP                    MAYNARD COOPER & GALE, LLP

Certain Underwriters at Lloyd's who        Gerald P. Scrushy
subscribed, severally and not jointly,
to Policy Number 823/FD9805714


By: /s/ Gary Lockwood                      By: /s/ Tom E. Ellis
    ---------------------------------          ---------------------------------
Gary Lockwood                              Tom E. Ellis
WALKER WILCOX MATOUSEK LLP                 LAW OFFICE OF THOMAS E. ELLIS



Certain Underwriters at Lloyd's who
subscribed, severally and not jointly,
to Policy Number 823/FD9900985


By: /s/ Gary Lockwood
    ---------------------------------
Gary Lockwood
WALKER WILCOX MATOUSEK LLP
Certain Underwriters at Lloyd's, who       ACE American Insurance Company
subscribed, severally and not jointly,
to Policy Number 823.FD0100668


By: /s/ Robert McLaughlin                  By: /s/ Stephen M. Sinaiko
    ---------------------------------          ---------------------------------
Robert McLaughlin                          Stephen M. Sinaiko
Daniel Esrey                               KRAMER LEVIN NAFTALIS & FRANKEL LLP
FIELDS HOWELL ATHANS & MCLAUGHLIN LLP
(Counsel for 2001 Lloyd's syndicate
numbers 861, 1209, 1411 and 2488)

Starr Excess Liability                     Arch Insurance Company
and
AIG Europe (UK) Limited as agents for
New Hampshire Insurance Company


By: /s/ Edward Bowron                      By: /s/ Dan Bailey
    ---------------------------------          ---------------------------------
Edward Bowron                              Dan Bailey
BOWRON LATTA & WASDEN, P.C.                BAILEY CAVALIERI LLC

Clarendon America Insurance Company        Lumbermens Mutual Casualty Company


By: /s/ Douglas Mangel                     By: /s/ Stephen Davidson
    ---------------------------------          ---------------------------------
Douglas Mangel                             Stephen Davidson
DRINKER BIDDLE                             DLA Piper US LLP

Royal Indemnity Company                    Robert E. Thomson


By: /s/ Stephen Allred                     By: /s/ Maxwell H. Pulliam by J. Mark
    ---------------------------------          Hart with express permission
Stephen Allred                                 ---------------------------------
HELMS MULLIS & WICKER LLP                  Maxwell H. Pulliam, Esq.
                                           CHRISTIAN SMALL, LLP

Edwin M. Crawford                          Certain Underwriters to Lloyds, who
                                           subscribed, severally and not
                                           jointly, to Policy Number
                                           823.FD0100668


By: /s/ Anthony C. Harlow                  By: /s/ Douglas Mangel
    ---------------------------------          ---------------------------------
Anthony C. Harlow, Esq.                    Douglas Mangel
STARNES & ATCHISON LLP                     DRINKER BIDDLE
                                           (Counsel for 2001 Lloyd's WNM
                                           Syndicate 250)

Lee C. Hillman, Jon F. Hanson              Thomas W. Carman
and Robert P. May


By: /s/ Martin L. Seidel by J. Mark        By: /s/ Joseph A. Fawal
    Hart by express permission                 ---------------------------------
    ---------------------------------      Joseph A. Fawal, Esq.
Martin L. Seidel, Esq.                     FAWAL & SPINA
CADWALADER WICKERSHAM & TAFT

James P. Bennett                           Susan M. Jones


By: /s/ Don B. Long by J. Mark Hart        By: /s/ Charles A. Dauphin w/express
    with express permission                    prermission, Betsy P. Collins
---------------------------------              ---------------------------------
Don B. Long, Esq.                          Charles A. Dauphin, Esq.
JOHNSTON BARTON PROCTOR & POWELL LLP       BAXLEY DILLARD DAUPHIN McKNIGHT &
                                           BARCLIFT

Travelers Indemnity Company, successor     Great Lakes Reinsurance (UK) PLC
in interest to Gulf Insurance Company

By: /s/ Tom Hanlon                         By: /s/ Ommid C. Farashahi
    ---------------------------------          ---------------------------------
Tom Hanlon                                 Ommid C. Farashahi
D'AMATO & LYNCH                            BATES & CAREY LLP


Twin City Fire Insurance Company           Continental Casualty Company


By: /s/ Michael R. Delhagen                By: /s/ Joseph G. Finnerty III
    ---------------------------------          ---------------------------------
Michael R. Delhagen                        Joseph G. Finnerty III
DUANE MORRIS, LLP                          DLA Piper US LLP


Sage C. Givens, George H. Strong, Charles  Greenwich Insurance Company and XL
W. Newhall, III,John S. Chamberlin, Joel   Specialty Insurance Company
C. Gordon and Larry D. Striplin,Jr.


By: /s/ J. Mark Hart                       By: /s/ Gary V. Dixon (MER)
    ---------------------------------          ---------------------------------
J. Mark Hart                               Gary V. Dixon
J. MARK HART, P.C.                         ROSS DIXON & BELL, LLP

Royal Indemnity Company, as successor
in interest to Royal Insurance Company
of America

By: /s/ Douglas Noah
    ---------------------------------
Douglas Noah
Cathlynn Cannon
WILSON ELSER MOSKOWITZ EDELMAN & DICKER LLP

                                                           EXHIBIT A
                                                           ---------
=========================================    ======================================    =======================================
              1998 to 1999                                2001 to 2002                              2002 to 2003
-----------------------------------------    --------------------------------------    ---------------------------------------
    Carrier           Limit / Excess of        Carrier          Limit / Excess of         Carrier          Limit / Excess of
------------------- ---------------------    ----------------- --------------------    ----------------- ---------------------
 Federal                 $10 mm /             Federal               $10 mm /            Royal                 $10 mm /
                         primary                                    primary             Indemnity             primary ($10
 8142-03-89B-EPP                              8142-03-89C-BHM                           Co.                   mm deductible)

                                                                                        R2HP611468
------------------- ---------------------    ----------------- --------------------    ----------------- ---------------------

 St. Paul Mercury        $10 mm / $10 mm      St. Paul              $10 mm / $10
                                              Mercury               mm
 501CM0017
                                              568CM01153
------------------- ---------------------    ----------------- --------------------    ----------------- ---------------------

 Federal                 $10 mm / $20 mm      Federal               $10 mm / $20        XL Specialty          $25 mm / $20 mm
                                                                    mm
 8142-04-72A                                  8142-04-72B-BHM                           ELU 81603-02
------------------- ---------------------    ----------------- --------------------    ----------------- ---------------------

 Royal                   $10 mm / $30 mm      Royal                 $10 mm / $30        ACE American          $10 mm / $45 mm
                                                                    mm
 PSF00617                                     PSF00617                                  D0XG21644985001
------------------- ---------------------    ----------------- --------------------    ----------------- ---------------------

 Zurich American         $10 mm / $40 mm      Zurich American       $10 mm / $40        St. Paul              $10 mm / $55 mm
                                                                    mm                  Mercury
 DOC 7912-596-05                              DOC 7912-596-08
                                                                                        568CM1645
------------------- ---------------------    ----------------- --------------------    ----------------- ---------------------
                                              Clarendon
 ERII                    $10 mm / $50 mm                            $10 mm / $50        Twin City Fire        $10 mm / $65 mm
                                                                    mm                  Ins.
 752-140835-98                                MAG0410003910000
                                                                                        DA0212436-02

                                              AIG Europe UK
                                  Ltd.
------------------- ---------------------    ----------------- --------------------    ----------------- ---------------------

 St. Paul Mercury        $ 5 mm / $60 mm      St. Paul              $ 5 mm / $60        Lumbermens            $10 mm / $75 mm
                                              Mercury               mm
 501CM0018                                                                              3DY02109500
                                              568CM1152
                                                                                        (through
                                                                                        02/17/03)
------------------- ---------------------    ----------------- --------------------    ----------------- ---------------------

 Royal                   $10 mm / $65 mm      Royal                 $10 mm / $65        Starr Excess          $ 5 mm / $85 mm
                                                                    mm
 PSF000113                                    PSF000113                                 6457794
------------------- ---------------------    ----------------- --------------------    ----------------- ---------------------

 Federal                 $10 mm / $75 mm      Greenwich             $10 mm / $75        Arch Insurance        $ 5 mm / $90 mm
                                                                    mm
 8152-85-78                                   ELU 82663-01                              11DOX0521000
------------------- ---------------------    ----------------- --------------------    ----------------- ---------------------

 ERII                    $15 mm / $85 mm      Gulf                  $15 mm / $85        Continental           $ 5 mm / $95 mm
                                                                    mm                  Casualty
 752-140846-98                                GA 2846151
                                                                                        169914082
------------------- ---------------------    ----------------- --------------------    ================= =====================

=========================================    ======================================    =======================================
              1998 to 1999                                2001 to 2002                              2002 to 2003
-----------------------------------------    --------------------------------------    ---------------------------------------
    Carrier           Limit / Excess of        Carrier          Limit / Excess of         Carrier          Limit / Excess of
------------------- ---------------------    ----------------- --------------------    ----------------- ---------------------
 Lloyds                  $25 mm / $100        Clarendon             $17.5 / $100
                         mm                                         mm
 823/FD9805714                                MAG0410004010000

 823/FD9900985                                Lloyd's
                                              823/FD0100668

                                                Lloyd's WNM

                                                Lloyd's AGM

                                                Lloyd's MEB

                                                Lloyd's SUT

                                              New Hampshire
                                              Insurance Company
                                              (per AIG Europe
                                              UK Ltd.)
------------------- ---------------------    ----------------- --------------------
 ERII                    $25 mm / $125        Great Lakes UK        $15 / $117.5
                         mm                                             mm
 752-143919-98
                                              01-UK-PX-
                                              0000030-00
=================== =====================    ----------------- --------------------
                                              Twin City             $10 / $132.5
                                              (Hartford)            mm

                                              NDA-0201674-01
                                             ----------------- --------------------
                                              Lumbermens            $17.5 /
                                              (Kemper)              $142.5 mm

                                              3DY-001211-01
                                             ----------------- --------------------
                                              Greenwich             $40 mm /
                                                                    $160 mm
                                              ELU 81603-00
                                             ================== ===================

                                             ================== ===================
                                              ERII                   $10mm

                                              8167-1518
                                             ================== ===================

                                    EXHIBIT B
                                    ---------

Amalgamated Gadget, L.P. v HealthSouth Corp., No. 4-04CV-198-A (N.D. Tex.)

James Bachand v. Richard M. Scrushy, et al., No. 19968-NC (Del. Chancery)

Biondi, et al. v. Scrushy, et al., No. CA-19896 (Del. Ch. Ct.)

Brasfield & Gorrie, L.L.C. v. HealthSouth, Case No. 03-2393 (Circuit Court, Jefferson County, Alabama)

Brookwood HealthServices, Inc., d/b/a Brookwood Medical Center v. Alabama State Health Planning and Development Agency, No. CV0102475 (Circuit Court, Jefferson County, Alabama)

Burke v. HealthSouth Corp., et al., No. 04-B-2451 (Colo.)

Burke v. HealthSouth Corp., et al., Case No. 05-998 (N.D. Ala.)

John T. Campbell v. Scrushy, et al., No. CV0406985 (Ala. Cir. Ct., Jefferson County)

CLA Architecture, Inc. v. HealthSouth Corp., cv-03-2644 (?)

Crooks v. Richard M. Scrushy, et al., No. 02-6268 (Circuit Court, Jefferson County, Alabama)

Ernst &Young v. HealthSouth, 05-1618 (Circuit Court, Jefferson County, Ala.)

Formal Order of Investigation by the United States Securities and Exchange Commission styled In the Matter of HealthSouth Corp., File No. MA-02772, and related subpoena dated September 17, 2002

Francis v. Richard M. Scrushy, et al., No. CV-03-1782 (Circuit Court, Jefferson County, Ala.)

General Electric Capital Corporation v. HealthSouth Leasing Company, L.L.C., Case No. 03-2115 (Circuit Court, Jefferson County, Alabama)

General Medicine v. HealthSouth, 04-958 (?)

Grand Jury Subpoena issued to HealthSouth Corporation, dated February 5, 2003 (N.D. Ala.)

HealthSouth Corporation v. Benchmark Medical, 04-0479 (_______)

HealthSouth Corp. v. HSBC Bank USA, et al., No. CV-04-1538 (Ala. Cir. Ct., Jefferson County)

Hervey v. HealthSouth Corp. et al., No. CV-03-8031 (Ala. Cir. Ct.)

Hilsman v. Ernst & Young, et al., No. CV-03-7790 (Ala. Cir. Ct.)

In re Sealed, (Cal.)

In re Anthony Tanner, No. CV03-5378 (Circuit Court, Jefferson County, Alabama)

In re HealthSouth Corporation ERISA Consolidated Litig., No. CV-03-BE-1700-S (N.D. Ala.)

Klein v. John Chamberlain, et al., No. CV02 5662 (Circuit Court, Jefferson County, Alabama)

Kosseff v. HealthSouth, House, Case No. 98-0558

Lebovitz v. Richard Scrushy, et al., No. CV02 6006 (Circuit Court, Jefferson County, Alabama)

Julian L. McPhillips, Jr. v. William T. Owens, No. CV-03-846 (Circuit Court, Montgomery County, Ala.)

Sellers v. Tenet Healthcare Corp., No. CV-03-0457 (N.D. Al.)

Senior Housing Properties Trust and HRES Properties v. HealthSouth Corp., No. 284182 (Land Court Suffolk Co., Mass.)

Siemens One, Inc., No. CV-03-4228 (___)

Steven R. Nichols et al. v. HealthSouth Corp., No. CV-03-2023 (Circuit Court, Tenth Judicial Cir. Ala.)

Peter J. Petrunya v. HealthSouth Corp. No. __________ (Circuit Court, Jefferson County, Alabama)

Neostar Sports and Entertainment, Inc. v. Mandalay Sports Action Entertainment, LLC, Case No. BC295322 (Cal. Superior Court)

Scrushy v. Gordon, Case No. 20375 (Delaware Chancery Court)

Scrushy v. HealthSouth Corp., No. 03C-05-115 CHT (Delaware Superior Court)

Richard M. Scrushy v. HealthSouth Corporation, Case No. CV-2005-07364, (Cir. Ct. of Jefferson Co., Ala.)

Scrushy v. HealthSouth Corp., No. 20357-nc (Delaware Chancery Court)

Scrushy v. HealthSouth Corp., No. CR-03-BE-530-S (N.D. Ala.)

S.E.C. v. Harris, No. CV-03-J-0715-S (N.D. Ala.)

S.E.C. v. HealthSouth Corporation et al., No. CV-03-J-0615-S (N.D. Ala.)

S.E.C. v. Livesay, et al., No. CV-03-S-0758-S (N.D. Ala.)

SEC v. Martin, et al., No. CV-03-C-02424 (N.D. Ala.)

S.E.C. v. Owens, et al., No. CV-03-C-0720-S (N.D. Ala.)

Senior Housing Properties Trust and HRES Properties Trust v. HealthSouth, Case No. 289182 (Land Court, Mass.)

The State of Tennessee, on the Relation of Fayetteville Imaging Associates, Inc.
v. National Imaging Affiliates of Fayetteville, Inc., Case No. 157919-1 (Chancery Ct., Knox County, Tennessee)

Tanner v. HealthSouth, 04-7715 (___________)

Teachers' Retirement System of La. et al. v. HealthSouth Corp., No. 20062 (Delaware Chancery Court 2002)

Teachers' Retirement System of La. et al. v. HealthSouth Corp., No. 20524-nc (Delaware Chancery Court 2002)

Teachers Retirement System of Louisiana et al. v. Scrushy et al., No. 20529 (Delaware Chancery Court 2003)

United States v. Ayers, et al., No. CR-03-C-0183-S (N.D. Ala.)

United States v. Beam, No. CR-03-197 (N.D. Ala.)

United States v. Bennett, 05-064 (N.D. Ala.)

United States v. Botts, CR-03-C-0374 (N.D. Ala.)

United States v. Brown, No. CR-03-0338-S (N.D. Ala.)

United States v. Fowler, No. CR-03-C-478-S (N.D. Ala.)

United States v. Harris, No. CR-03-J-0157-S (N.D. Ala.)

United States v. Hicks, CR-03-PT-0375-S (N.D. Ala.)

United States v. Livesay, No. CR-03-C-0182-S (N.D. Ala.)

United States v. Martin, No. CR-03-C-0191-S (N.D. Ala.)

United States v. McVay, No. CR-03-195 (N.D. Ala.)

United States v. Owens, No. CR-03-B-0131-S (N.D. Ala.)

United States v. Scrushy, No. CR-03-BE-0530-S (N.D. Ala.)

United States v. Sielegman, No. CR-05-119 (M.D. Ala.)

United States v. Smith,  No. CR-03-PT-0126-S (N.D. Ala.)

United States of America ex rel. James J. Devage vs. HealthSouth Corp., et al., No. SA-98-EA-0372-FV (W.D. Tex.)

United States of America ex rel. Greg Madrid vs. HealthSouth Corp., et al., No. 97-cv-3206 (N.D. Ala.)

Ward and CAW Imaging, P.C. v. HealthSouth, Civ. 03-1564-L (W.D. Ok.)

Warren v. HealthSouth Corp. et al., No. CV-03-790 (Circuit Court, Montgomery County, Ala.)

                                    EXHIBIT C
                                    ---------

The following paragraphs shall be included in the Federal Securities Action Stipulation of Settlement and the Federal Court's Order finally approving the Federal Securities Action Stipulation of Settlement:

         1. "Released Parties" means, with respect to each Settling Defendant, the family members, heirs, executors, administrators, successors, assigns, present and former employees, officers, directors, attorneys, legal representatives, and agents of each of them, and any person or entity which is or was related to or affiliated with any Settling Defendant or in which any Settling Defendant has or had a controlling interest and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them. The Released Parties shall also include the Insurers who issued the Insurance Policies and are contributing to the Settlement Amount (the "Settling Insurers") and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them. Notwithstanding anything in this paragraph, Released Parties shall not include any Non-Settling Defendant, defined as a Defendant in the Securities Action that is not a party to this Settlement, including but not limited to Ernst & Young LLP, UBS AG, UBS Warburg LLC, PaineWebber, Inc. now d/b/a UBS Financial Services, Inc. (subsidiary of UBS AG), Citigroup, Inc., Smith Barney, Inc. (subsidiary of Citigroup), Salomon Brothers, Inc. now d/b/a Citigroup Global Markets (subsidiary of Citigroup), Salomon Smith Barney now d/b/a Citigroup Global Markets (subsidiary of Citigroup), J.P. Morgan Securities, Inc. (subsidiary of J.P. Morgan Chase & Co.), Chase Securities, Inc. now d/b/a J.P. Morgan Securities, Inc. (subsidiary of J.P. Morgan Chase & Co.), Bear Stearns & Co., Cowen & Company now d/b/a Cowen Securities Corporation, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith, Inc. (a subsidiary of Merrill Lynch & Co., Inc.), Deutsche Bank Securities, Inc. (subsidiary of Deutsche Bank AG), Deutsche Bank Alex. Brown, Inc. (division of Deutsche Bank Securities, Inc. (subsidiary of Deutsche Bank AG)), First Union Securities now d/b/a Wachovia Securities, Inc., Scotia Capital Markets (USA), Inc. (division of Scotia Capital Inc.), Jefferies & Company, Inc., Lehman Brothers, Inc., BNY Capital Markets, Inc., Fleet Securities, Inc. (wholly owned subsidiary of FleetBoston Financial Corp.), NatCity Investments, Inc., Banc of America Securities, LLC (subsidiary of Bank of America Corp.), NationsBanc Montgomery Securities, LLC now d/b/a Banc of America Securities, LLC (subsidiary of Bank of America Corp.), Benjamin D. Lorello, William C. McGahan, Howard Capek, Richard Scrushy, William T. Owens, Weston L. Smith, Michael D. Martin, Aaron Beam, Jr., Malcom E. McVay, Emery W. Harris, Angela Ayers, Kenneth Livesay, Cathy C. Edwards, Rebecca Kay Morgan, Virginia B. Valentine, Richard E. Botts, Will Hicks, Jason M. Brown, and Catherine Fowler.

         2. "Released Claims" means all claims and causes of action of every nature and description, whether known or unknown, whether arising under federal, state, common or foreign law, whether brought directly or derivatively, that Plaintiffs or any member of the Class in the Action asserted in the Complaint, or could have asserted as a result of purchases, acquisitions, sales, or exercises made during the Class Period in securities issued by HealthSouth (including, without limitation, all claims arising out of or relating to any disclosures, public filings, registration statements or other statements by HealthSouth or any Defendant in the Action), based upon or arising out of any facts, allegations or claims set forth in the Complaint. In addition, with respect to the Settling Insurers and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them, Released Claims means all claims and causes of action of every nature and description, whether known or unknown, whether arising under federal, state, common or foreign law, whether brought directly or derivatively, that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies, (ii) the Coverage Litigation, (iii) the Underlying Litigation, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Underlying Litigation, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Underlying Litigation.

         3. Insurance Policies means the insurance policies issued by the Settling Insurers to HealthSouth that are identified in Exhibit A to the Settlement Agreement and Policy Release between the Settling Defendants and the Settling Insurers.

         4. Coverage Litigation shall have the meaning given to that term in the Settlement Agreement and Policy Release between the Settling Defendants and the Settling Insurers.

         5. Underlying Litigation shall have the meaning given to that term in the Settlement Agreement and Policy Release between the Settling Defendants and the Settling Insurers.

         6. Plaintiffs, all members of the Class, the successors and assigns of any of them and anyone claiming through or on behalf of any of them, are hereby permanently BARRED, ENJOINED and RESTRAINED from instituting, commencing or prosecuting in this Litigation or any other action or proceeding any Released Claims against any of the Released Parties. The Released Claims against each and all of the Released Parties shall be released and dismissed with prejudice and on the merits. Nothing in this paragraph shall release the Released Claims against the Released Parties of any Person who submitted a timely, signed request for exclusion from the Class and did not submit a timely, signed request to revoke the prior request for exclusion ("Opt-Out Plaintiffs").

         7. (a) The Non-Settling Defendants and all other persons, including but not limited to any other person or entity later named as a defendant in this Litigation, are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting, or asserting any claim for contribution (whether contractual or otherwise) against the Released Parties or any other claim against the Released Parties where the injury to the entity/individual is any person's actual or threatened liability to the Lead Plaintiff, Named Plaintiffs and other Class Members or any costs or expenses (including attorneys' fees) incurred in connection with this Litigation; provided, however, that the Bar Order stated in this paragraph shall not apply to claims that may be asserted by any Opt-Out Plaintiff, or between and/or among any defendants in cases brought by Opt-Out Plaintiffs (but only to the extent such a claim between and/or among defendants is based upon the defendant's actual or threatened liability solely to the Opt-Out Plaintiffs or the costs and expenses incurred solely in connection with a claim asserted by an Opt-Out Plaintiff).

            (b) The Non-Settling Defendants and all other persons, including but not limited to any other person or entity later named as a defendant in this Litigation, are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting, or asserting against the Settling Insurers and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them any and all manner of action or actions, cause or causes of action, suits, debts, liens, contracts, agreements, promises, liabilities, claims, rights, demands, damages, losses, costs, charges or expenses, of any nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, fixed or contingent, that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies, (ii) the Coverage Litigation, (iii) the Underlying Litigation, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Underlying Litigation, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Underlying Litigation.

            (c) For purposes of this Bar Order, Barred Person shall be defined as any Person who is barred and/or enjoined by paragraph 7(a) and 7(b).

         8. All Settling Parties are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting or asserting any actions or claims against the Settling Insurers and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies, (ii) the Coverage Litigation, (iii) the Underlying Litigation, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Underlying Litigation, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Underlying Litigation.

         9. All Settling Insurers and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting or asserting any actions or claims against the Settling Parties that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies, (ii) the Coverage Litigation, (iii) the Underlying Litigation, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Underlying Litigation, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Underlying Litigation.

         10. Barred Persons shall be entitled to a judgment credit (i.e., a reduction to the total amount of the judgment for each claim entered in the Action) in an amount that is the greater of: (i) that part of the Settlement Amount paid by the Settling Parties and the Settling Insurers that is allocated to claims for which contribution would be sought; or (ii) for each such claim, the proportionate share of the Settling Defendants' fault as determined at trial.

         11. (a) The Settling Defendants and Settling Insurers are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting, or asserting any claim for contribution (whether contractual or otherwise) against the Barred Persons or any other claim against the Barred Persons where the injury to the Settling Defendant or the Insurer is any person's actual or threatened liability to the Lead Plaintiff, Named Plaintiffs and other Class Members or any costs or expenses (including attorneys' fees) incurred in connection with this Litigation; and provided, however, that the Bar Order stated in this paragraph shall not apply to claims that may be asserted by the Settling Defendants in any case brought by an Opt-Out Plaintiff (but only to the extent such a claim by a Settling Defendant is based upon such Person's actual or threatened liability solely to the Opt-Out Plaintiffs or the costs and expenses incurred solely in connection with a claim asserted by an Opt-Out Plaintiff).

            (b) The Settling Insurers and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting, or asserting against the Barred Persons any and all manner of action or actions, cause or causes of action, suits, debts, liens, contracts, agreements, promises, liabilities, claims, rights, demands, damages, losses, costs, charges or expenses, of any nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, fixed or contingent, that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies,
            (ii) the Coverage Litigation, (iii) the Underlying Litigation, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Underlying Litigation, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Underlying Litigation.

         12. In the event that (i) a judgment (net of any judgment credit required under the

PSLRA or paragraph 10 herein) is entered against any Non-Settling Defendant, and
(ii) a court determines that such Non-Settling Defendant would have been entitled to coverage for such judgment under the Insurance Policies but for the Federal Securities Action Stipulation of Settlement and the Order finally approving same, then such Non-Settling Defendant shall have the judgment reduced by the amount of coverage, if any, such court determines (based on jury findings as and if required by law) is payable on behalf of such Non-Settling Defendant, but only to the extent such a reduction has not already been made with respect to another judgment. In connection with the judicial determination of insurance coverage referred to in the preceding sentence, the Federal Plaintiffs shall have the right to defend all claims of coverage asserted by any Non-Settling Defendant and to assert all defenses to coverage that may have been available to the Insurers, and the Settling Insurers and the Settling Defendants shall cooperate fully in the defense of all such claims.

         13. The provisions in this Bar Order are reciprocal and in the event that any person asserts and is legally not barred by the Bar Order from bringing any claim, action or actions, cause or causes of action, suits, debts, liens, contracts, agreements, promises, liabilities, claims, rights, demands, damages, losses, costs, charges or expenses falling within the scope of this Bar Order (the "First Person") against any other person (the "Second Person"), this Bar Order shall not bar, enjoin or restrain the Second Person from asserting or bringing any claim, action or actions, cause or causes of action, suits, debts, liens, contracts, agreements, promises, liabilities, claims, rights, demands, damages, losses, costs, charges or expenses falling within the scope this Bar Order against the First Person.

         14. The Court retains exclusive jurisdiction to enforce the provisions of this Bar Order.

                                    EXHIBIT D
                                    ---------

         A hearing having been held before this Court (the "Court") on ________________, 2006, pursuant to the Court's Order of __________________,
2006 (the "Scheduling Order"), upon a Stipulation of Settlement with certain defendants, filed on ____________________, 2006 (the "Stipulation"), of the above-captioned action (the "Action"), which is incorporated herein by reference; it appearing that due notice of said hearing has been given in accordance with the aforesaid Scheduling Order; the respective parties having appeared by their attorneys of record; the Court having heard and considered evidence in support of the proposed Settlement; the attorneys for the respective parties having been heard; an opportunity to be heard having been given to all other persons requesting to be heard in accordance with the Scheduling Order; and the entire matter of the proposed Settlement having been heard and considered by the Court;

IT IS HEREBY ORDERED, ADJUDGED AND DECREED, this _____ day of
__________________, 2006, that:

         1. Unless otherwise defined herein, all defined terms shall have the meaning set forth in the Stipulation.

         2. The form and manner of notice given to HealthSouth's stockholders is hereby determined to have been the best notice practicable under the circumstances and to have been given in full compliance with the requirements of due process, and Rule 23.1 of the Rules of this Court and applicable law.

         3. The Stipulation, the Settlement, and the Insurance Settlement Agreement are approved as fair, reasonable, adequate and in the best interests of HealthSouth, and it was not illegal for HealthSouth to agree to the indemnification obligations in Section 5 and the advancement obligations in Section 6 of the Insurance Settlement Agreement. The Settlement and the Insurance Settlement Agreement shall be consummated in accordance with the terms and conditions of the Stipulation and the Insurance Settlement Agreement.

         4. Any and all claims, demands, rights, actions or causes of action, liabilities, damages, losses, attorneys' fees, costs, expenses, obligations, duties, judgments, suits, proceedings, debts, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, variances, executions, matters and issues of any kind or nature whatsoever, whether in law, admiralty, or equity, and whether based on any federal, state, local, statutory or common law, or any other rule or regulation, foreseen or unforeseen, matured or unmatured, known or unknown, accrued or not accrued, contingent or absolute, apparent or unapparent, suspected or unsuspected, disclosed or undisclosed, liquidated or unliquidated, whether or not asserted, that have been or could have been asserted in this Action by or on behalf of HealthSouth or any of its affiliates, predecessors, successors, assigns, past or present officers, directors, debt or equity securities holders, general or limited partners or partnerships, trustees, employees, representatives, agents, advisors, parents, or subsidiaries, or by or on behalf of any stockholder of HealthSouth acting or purporting to act on behalf of HealthSouth, whether directly, indirectly, representatively, derivatively or in any other capacity, against any of the Individual Settling Defendants or their respective family members, heirs, executors, administrators, successors, assigns, present and former employees, officers, directors, attorneys, legal representatives, and agents of each of them, and any person or entity in which any

Individual Settling Defendant has or had a controlling interest and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them, and the Settling Insurers, and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them, and any other current or former directors, officers, or employees of HealthSouth other than the Non-Settling Defendants, regardless of whether such person was served with process and appeared in this Action (collectively, the "Released Parties"), which have or could have arisen or arise at any time, and relate in any manner to the allegations, facts, events, transactions, acts, occurrences, statements, representations, misrepresentations, omissions, acts or failures to act, course of conduct, or any other matter, thing or cause whatsoever, or any series thereof, embraced, involved, set forth or otherwise related, directly or indirectly, to the facts and circumstances alleged or that could have been alleged in the Complaint; and, with respect to the Settling Insurers, and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them, all claims and causes of action of every nature and description, whether known or unknown, whether arising under any federal, state, local, statutory or common law, whether brought directly or derivatively, that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies, (ii) the Coverage Litigation
(iii) the Underlying Litigation, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Underlying Litigation, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the

Underlying Litigation (collectively, the "Released Claims") are hereby fully, finally, and forever compromised, settled, discharged, dismissed with prejudice and released with full preclusive effect as to each of the Released Parties. Notwithstanding any other provision in this Paragraph 4 or elsewhere in this Order, "Released Parties" shall not be deemed to include (a) Richard M. Scrushy, or (b) any person who agreed to plead guilty or otherwise have been convicted of crimes in connection with HealthSouth's former financial reporting activities, or (c) any third party entities who are defendants in the Action including Ernst & Young LLP, UBS Securities, LLC, Source Medical Solutions, Inc., Capstone Capital Corporation, Medcenterdirect.com, and G.G. Enterprises, or (d) any other Non-Settling Individual Defendants or Non-Settling Defendant Entities, or (e) any Non-Settling Insurers (and any other person or entity in their capacity as a successor in interest to the Non-Settling Insurers with respect to the insurance policy or policies they issued to HealthSouth and/or the Individual Settling Defendants). This Order shall not operate to release or reduce the judgment entered against Richard Scrushy based upon the claim of unjust enrichment for approximately $47.8 million entered on January 3, 2006 in favor of Wade Tucker, derivatively on behalf of HealthSouth. This Release shall not operate to release in whole or in part any claim asserted against any of the Non-Settling Individual Defendants or Non-Settling Defendant Entities.

         5. Plaintiff, HealthSouth (and its affiliates, predecessors, successors, assigns, parents, subsidiaries, stockholders, and any person acting or purporting to act on behalf of HealthSouth), or any of them, are hereby permanently BARRED, ENJOINED and RESTRAINED from instituting, commencing or prosecuting in this Action or any other action or proceeding any

Released Claims against any of the Released Parties. The Released Claims against each and all of the Released Parties shall be released and dismissed with prejudice and on the merits with full preclusive effect as to each of the Released Parties.

         6. Consistent with Paragraph 9 of the Stipulation and in accordance with 10 Del. C. ss.6304(b) or any similar, comparable or equivalent provision of law:

            (a) The Non-Settling Defendants and all other persons, including but not limited to any other person or entity later named as a defendant in this Action, are hereby permanently BARRED, ENJOINED and RESTRAINED to the fullest extent permitted under applicable law from commencing, prosecuting, or asserting any action, proceeding or claim against the Released Parties involving, related to or arising out of the facts and events that are the subject of the Released Claims, including but not limited to claims for contribution (whether contractual or otherwise), indemnification (whether contractual or otherwise) or similar claims.

            (b) The Non-Settling Defendants and all other persons, including but not limited to any other person or entity later named as a defendant in this Action, are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting, or asserting against the Settling Insurers and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them any and all manner of action or actions, cause or causes of action, suits, debts, liens, contracts, agreements, promises, liabilities, claims, rights, demands, damages, losses, costs, charges or expenses, of any nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, fixed or contingent, that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies, (ii) the Coverage Litigation, (iii) the Underlying Litigation, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Underlying Litigation, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Underlying Litigation.

            (c) For purposes of this Order, Barred Person shall be defined as any person or entity other than HealthSouth that is barred and/or enjoined by paragraph 6(a) and 6(b).

         7. HealthSouth and the Individual Settling Defendants are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting or asserting any actions or claims against the Settling Insurers and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies, (ii) the Coverage Litigation, (iii) the Underlying Litigation, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Underlying Litigation, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Underlying Litigation.

         8. All Settling Insurers and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting or asserting any actions or claims against HealthSouth and/or the Individual Settling Defendants that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies,
(ii) the Coverage Litigation, (iii) the Underlying Litigation, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Underlying Litigation, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Underlying Litigation.

         9. Barred Persons shall be entitled to a judgment credit (i.e., a reduction to the total amount of the judgment for each claim entered in the Action) in an amount that is the greater of: (i) that part of the Settlement Amount paid by the settling parties and the Settling Insurers that is allocated to claims for which contribution would otherwise be available; or (ii) for each such claim, the proportionate share of the Individual Settling Defendants' fault as determined at trial; or (iii) the value of any contribution claim (whether contractual or otherwise), indemnification claim (whether contractual or otherwise) or similar claim that the Court determines would have been available but for this Settlement. The credit referred to herein is not effective or applicable until final approval of this Settlement. Notwithstanding any other provision in this Order, nothing shall operate to release or reduce the judgment entered against Richard Scrushy based upon the claim of unjust enrichment for approximately $47.8 million entered on January 3, 2006 in favor of Wade Tucker, derivatively on behalf of HealthSouth.

         10. Consistent with Paragraph 13 of the Stipulation and in accordance with 10 Del. C. ss.6304(b) or any similar, comparable or equivalent provision of law: the Released Parties are hereby permanently BARRED, ENJOINED and RESTRAINED to the fullest extent permitted under applicable law from commencing, prosecuting, or asserting any action, proceeding or claim against the Barred Persons and/or HealthSouth involving, related to or arising out of the facts and events that are the subject of the Released Claims, including but not limited to claims for contribution (whether contractual or otherwise), indemnification (whether contractual or otherwise) or similar claims; provided, however, that nothing contained herein shall release, alter, change, limit, affect, dilute, eliminate, or in any way, impair or undermine existing or future indemnification and advancement rights, and/or existing or future indemnification and advancement claims, if any, of the Individual Settling Defendants against HealthSouth, whether arising out of any corporate governance provision, Certificate of Incorporation, By-laws, as in effect at any time, other corporate documents, indemnification agreements, letter agreements, severance agreements, contract, law, or otherwise.

         11. The Settling Insurers and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting, or asserting against the Barred Persons any and all manner of action or actions, cause or causes of action, suits, debts, liens, contracts, agreements, promises, liabilities, claims, rights, demands, damages, losses, costs, charges or expenses, of any nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, fixed or contingent, that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies, (ii) the Coverage Litigation, (iii) the Underlying Litigation, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Underlying Litigation, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Underlying Litigation.

         12. In the event that (i) a judgment (net of any judgment credit required under Paragraph 9 herein) is entered in this Action against any Non-Settling Defendant, and (ii) a court determines that such Non-Settling Defendant would have been entitled to coverage for such judgment under the Insurance Policies but for the Stipulation, then such Non-Settling Defendant shall have the judgment reduced by the amount of coverage, if any, such court determines (based on jury findings as and if required by law) is payable on behalf of such Non-Settling Defendant, but only to the extent such a reduction has not already been made with respect to another judgment. In connection with the judicial determination of insurance coverage referred to in the preceding sentence, the Plaintiff shall have the right to defend all claims of coverage asserted by any Non-Settling Defendant and to assert all defenses to coverage that may have been available to the insurers, and the Settling Insurers, HealthSouth and the Individual Settling Defendants shall provide reasonable cooperation in the defense of all such claims. The credit referred to herein is not effective or applicable until final approval of this Settlement. Notwithstanding any other provision in this Order, nothing shall operate to release or reduce the judgment entered against Richard Scrushy based upon the claim of unjust enrichment for approximately $47.8 million entered on January 3, 2006 in favor of Wade Tucker, derivatively on behalf of HealthSouth.

         13. The provisions in this bar order are reciprocal and in the event that any person or entity asserts and is legally not barred by the bar order from bringing any claim, action or actions, cause or causes of action, suits, debts, liens, contracts, agreements, promises, liabilities, claims, rights, demands, damages, losses, costs, charges or expenses falling within the scope of this bar order (the "First Person") against any other person (the "Second Person"), this bar order shall not bar, enjoin or restrain the Second Person from asserting or bringing any claim, action or actions, cause or causes of action, suits, debts, liens, contracts, agreements, promises, liabilities, claims, rights, demands, damages, losses, costs, charges or expenses falling within the scope of this bar order against the First Person.

         14. With respect to any and all Released Claims against Released Parties, Plaintiff and HealthSouth have hereby waived and relinquished, and all other parties whose claims are being released are hereby deemed to have waived and relinquished, to the fullest extent permitted by law, the provisions, rights and benefits of Section 1542 of the California Civil Code, which provides:

            A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Also, with respect to any and all Released Claims against Released Parties, Plaintiff and HealthSouth have hereby waived and relinquished, and all other parties whose claims are being released are hereby deemed to have waived and relinquished, to the fullest extent permitted by law, any and all provisions, rights, and benefits conferred by the law of any state or territory of the United States or any other jurisdiction, or principle of common law, which is similar, comparable or equivalent to Cal. Civ. Code ss. 1542.

         15. Nothing contained in the Settlement or this Order shall be interpreted as satisfying or mitigating or discharging or reducing the judgment entered against Richard Scrushy based upon the claim of unjust enrichment for approximately $47.8 million entered on January 3, 2006 in favor of Wade Tucker, derivatively on behalf of HealthSouth. Subject to the judgment credit and insurance credit provisions of Paragraphs 9 and 12 herein, nothing in the Settlement or this Order shall limit or otherwise inhibit continued maintenance of the derivative claims against the Non-Settling Defendants by or on behalf of HealthSouth (which is neither a Non-Settling Defendant, nor a Released Person, nor a Barred Person under this Settlement).

         16. Counsel for the Plaintiff is awarded attorneys' fees in the amount of $________________ and reimbursement of expenses in the amount of $__________________ which sums the Court finds to be fair and reasonable, to be paid in accordance with the terms of the Stipulation.

         17. Without affecting the finality of this Order and Partial Final Judgment in any way, this Court reserves exclusive jurisdiction over all matters relating to the administration and consummation of the Settlement.

         18. Pursuant to A.R.C.P., Rule 54(b), this Court hereby certifies that there is no just reason for delay and expressly directs entry of final judgment forthwith as per the above.


                              ------------------------------------
                              Allwin E. Horn, III, Circuit Judge

                                    EXHIBIT E
                                    ---------


TO HEALTHSOUTH:

HealthSouth Corporation
One HealthSouth Parkway
Birmingham, AL  35243
Attention: General Counsel

with a copy to:

Julia Boaz Cooper
Bradley, Arant, Rose & White LLP
One Federal Place
1819 Fifth Avenue North
Birmingham, AL  35203

TO THE INDIVIDUAL SETTLING DEFENDANTS:

James P. Bennett:

James P. Bennett
3732 Shady Cove Drive
Vestavia Hills Al 35243

with a copy to:

James F. Henry
Johnston Barton Proctor and Powell LLP
2900 AmSouth/Harbert Plaza
Birmingham AL 35203

Anthony J. Tanner:

Anthony J. Tanner
2112 Swan Lake Cove
Birmingham, Alabama  35244

with a copy to:

Jackson R. Sharman III
Lightfoot, Franklin & White, LLC
The Clark Building
400 20th Street North
Birmingham, AL  35203-3200

Betsy Atkins, P. Daryl Brown, Richard F. Celeste, Raymond J. Dunn, III, Patrick
A. Foster, Brandon O. Hale, William W. Horton, Larry R. House, Jan L. Jones, Russell H. Maddox, Kimberly McCracken, Randall Mink, Marca Pearson, Daniel J. Riviere, Barbara Roper, Larry D. Taylor, Dennis Wade, and Phillip C. Watkins:

Peter Q. Bassett
Betsy P. Collins
Alston & Bird LLP
1201 West Peachtree Street
Atlanta, GA  30309

James L. Goyer, III
Maynard, Cooper & Gale, P.C.

1901 Sixth Ave., North
2400 AmSouth/Harbert Plaza
Birmingham, Alabama  35203

Edwin M. Crawford:

Anthony C. Harlow
Starnes & Atchison LLP
100 Brookwood Place Seventh Floor
Birmingham, AL, 35209

C. Sage Givens, George H. Strong, Larry D. Striplin, Jr., Joel C. Gordon, John
S. Chamberlin or Charles W. Newhall, III:

J. Mark Hart, Esq.
J. MARK HART, P.C.
1400 Park Place Tower
2001 Park Place Tower
Birmingham, Alabama 35203

with a copy to

Michael J. Chepiga, Esq.
Paul C. Gluckow, Esq.
SIMPSON THACHER & BARTLETT LLP
425 Lexington Avenue
New York, New York 10017

TO THE SETTLING CARRIERS:

Federal Insurance Company and
Executive Risk Indemnity Inc.

Peter Bisio
Hogan & Hartson LLP
555 13th Street, NW
Washington, D.C. 20004
Phone:  202-637-5749
Fax:  202-637-5910
prbisio@hhlaw.com

Royal Indemnity Co. as successor in interest to Royal Insurance Company of America

R. Douglas Noah, Jr.
Wilson Elser Moskowitz Edelman & Dicker
1201 Elm St., Suite 5000
Dallas, Texas 75270
214-698-8000(phone)
214-698-1101(fax)
douglas.noah@wilsonelser.com

Continental Casualty Company

Joseph G. Finnerty III
DLA Piper US LLP
1251 Avenue of the Americas
New York, New York 10020
Phone:  (212) 335-4800
Fax:  (212) 884-8660
joseph.finnertyiii@dlapiper.com

Great Lakes Reinsurance (UK) PLC

Ommid C. Farashahi
Bates & Carey LLP
191 North Wacker
Suite 2400
Chicago, IL  60606
Phone:  (312) 762-3205
Fax:  (312) 762-3200
ofarashahi@batescarey.com
Greenwich Insurance Company and
XL Specialty Insurance Company

Gary V. Dixon
Ross, Dixon & Bell, LLP
2001 K Street, NW
Washington, DC 20006
Phone:  202-662-2003
Fax:  202-662-2190
gdixon@rdblaw.com

Certain Underwriters at Lloyd's, who subscribed, severally and not jointly, to Policy No. 823/FD9805714 and
Certain Underwriters at Lloyd's, who subscribed, severally and not jointly, to Policy No. 823/FD9900985

William P. Bila
Walker Wilcox Matousek LLP
225 W. Washington, Suite 2400
Chicago, Illinois  60606
Phone:  312.244.6764
Fax:  312.244.6700
wbila@wwmlawyers.com

Certain Underwriters at Lloyd's, who subscribed, severally and not jointly, to Policy Number 823.FD0100668

Robert McLaughlin
Fields Howell Athans & McLaughlin LLP
One Midtown Plaza
1360 Peachtree Street, Suite 800
Atlanta, Georgia
Phone:  404-214-1255
Fax:  404-214-1251
rmclaughlin@fieldshowell.com

Lumbermens Mutual Casualty Company

Stephen P. Davidson
DLA Piper US LLP
1251 Avenue of the Americas
New York, New York 10020
Phone:  (212) 335-4656
Fax:  (212) 884-8456
stephen.davidson@dlapiper.com

St. Paul Mercury Insurance Company

Michael Keeley
Strasburger & Price, LLP
901 Main Street, Suite 4400
Dallas, TX  75202
Phone: 214-651-4718
Fax: 214-659-4121
michael.keeley@strasburger.com

Starr Excess Liability
AIG Europe (UK) Limited as agents for New Hampshire Insurance Company

Edward G. Bowron
Bowron, Latta & Wasden, P.C.
Post Office Box 16046
Mobile, Al. 36616.

Twin City Fire Insurance Company

Michael R. Delhagen
Duane Morris LLP
380 Lexington Avenue
New York, NY 10168
Phone:  212-692-1085
Fax:  212-692-1020
mrdelhagen@duanemorris.com

Zurich American Insurance Company

David Gische
Ross Dixon & Bell, LLP
2001 K Street N.W.
Washington D.C. 20006-1040
202-662-2015
Fax  202-662-2190
dgische@rdblaw.com

Clarendon America Insurance Company and
2001 Lloyd's WNM Syndicate 250

Douglas M. Mangel
Drinker Biddle & Reath
1500 K Street, NW
Washington, D.C.  20005-1219
Fax:    202-842-8465
douglas.mangel@dbr.com

ACE American Insurance Company
c/o ACE USA
Attention: Kenneth D. Milbauer
140 Broadway, 40th Floor
New York, New York   10005

with a copy to:

Philip S. Kaufman, Esq.
Stephen M. Sinaiko, Esq.
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York   10036

                          UNITED STATES DISTRICT COURT
                          NORTHERN DISTRICT OF ALABAMA
                                SOUTHERN DIVISION


In re HEALTHSOUTH CORPORATION               )
SECURITIES LITIGATION                       )    Consolidated Case No.
                                            )       CV-03-BE-1500-S
------------------------------------------- )
                                            )    CLASS ACTION
This Document Relates To:                   )    ------------
                                            )
                                            )    [PROPOSED] PARTIAL FINAL
         ALL ACTIONS.                       )    JUDGMENT AND ORDER OF DISMISSAL
                                            )    WITH PREJUDICE
-------------------------------------------
                                                 EXHIBIT B

         This matter came before the Court for hearing pursuant to the Order Preliminarily Approving Settlement and Providing for Notice ("Order") dated ___________, 2006, on the application of the parties for approval of the settlement set forth in the Stipulation of Settlement dated as of _________, 2006 (the "Stipulation"). Due and adequate notice having been given to the Settlement Class as required in said Order, and the Court having considered all papers filed and proceedings had herein and otherwise being fully informed in the premises and good cause appearing therefore, IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

         1. This Judgment incorporates by reference the definitions in the Stipulation, and all terms used herein shall have the same meanings as set forth in the Stipulation, unless otherwise set forth herein.

         2. This Court has jurisdiction over the subject matter of the Federal Actions and over all parties to the Federal Actions, including all Members of the Class.

         3. "Bondholder Class" means all Persons who purchased or otherwise acquired HealthSouth bonds, notes or other debt instruments during the period between March 31, 1998 and March 18, 2003, inclusive, including all Persons who purchased or otherwise acquired debt securities of HealthSouth pursuant or traceable to the Integrated Public Offerings or in the secondary market. Excluded from the Bondholder Class are the Defendants, members of the immediate family of the Defendants, the directors, officers, subsidiaries and affiliates of HealthSouth, any person, firm, trust, corporation, officer, director or other individual or entity in which any Defendant has a controlling interest, and the legal representatives, affiliates, heirs, successors-in-interest, or assigns of any such excluded party. Also excluded from the Bondholder Class are those Persons who timely and validly request exclusion from the Bondholder Class pursuant to the Notice of Pendency and Proposed Settlement of Class Action.

         4. "Stockholder Class" means all Persons who purchased or otherwise acquired the stock or options of HealthSouth, including HealthSouth securities received in exchange for the stock or options of certain other companies acquired by HealthSouth between April 24, 1997 and March 18, 2003, inclusive. Excluded from the Class are the Defendants, members of the immediate family of the Defendants, the directors, officers, subsidiaries and affiliates of HealthSouth, any person, firm, trust, corporation, officer, director or other individual or entity in which any Defendant has a controlling interest, and the legal representatives, affiliates, heirs, successors-in-interest, or assigns of any such excluded party. Also excluded from the Stockholder Class are those Persons who timely and validly request exclusion from the Stockholder Class pursuant to the Notice of Pendency and Settlement of Class Action.

         5. Pursuant to Federal Rule of Civil Procedure 23, this Court hereby approves the settlement set forth in the Stipulation and finds that said settlement is, in all respects, fair, reasonable and adequate to the Bondholder Class and the Stockholder Class.

         6. The Court hereby approves the Settlement set forth in the Stipulation and finds that:

             (a) said Stipulation is, in all respects, fair, reasonable and adequate and in the best interest of the Stockholder Class and the Bondholder Class;

             (b) there was no collusion in connection with the Stipulation;

             (c) the Stipulation was the product of informed, arm's-length negotiations among competent, able counsel; and

             (d) the record is sufficiently developed and complete to have enabled the Lead Plaintiffs and Settling Defendants to have adequately evaluated and considered their positions.

         7. Accordingly, the Court authorizes and directs implementation of all the terms and provisions of the Stipulation, as well as the terms and provisions hereof. The Court hereby dismisses, as to the Settling Defendants only, the Federal Actions and all Released Claims of the

Bondholder Class and the Stockholder Class with prejudice, without costs as to any Settling Party, except as and to the extent provided in the Stipulation and herein.

         8. Pursuant to Rule 23 of the Federal Rules of Civil Procedure, the Court finds that the Stipulation and settlement are fair, reasonable and adequate as to each of the Settling Parties, and that the Stipulation and settlement are hereby finally approved in all respects, and the Settling Parties are hereby directed to perform its terms. The shares of HealthSouth common stock to be issued as part of the settlement consideration are to be issued solely in exchange for bona fide outstanding claims; all parties to whom it is proposed to issue such shares of common stock have had the right to appear at the hearing on the fairness of the settlement; and the shares are therefore exempt from registration under the Securities Act of 1933, 15 U.S.C. ss.77c(a)(10), as amended, pursuant to ss.3(a)(10) thereunder.

         9. The Insurance Settlement Agreement is approved as fair, reasonable, and adequate and in the best interests of HealthSouth, and it was not illegal for HealthSouth to agree to the indemnification obligations in Section 5 and the advancement obligations in Section 6 of the Insurance Settlement Agreement. The Insurance Settlement Agreement shall be consummated in accordance with the terms and conditions of the Stipulation and the Insurance Settlement Agreement.

         10. Upon the Effective Date hereof, the Lead Plaintiffs shall, and each of the Bondholder and Stockholder Class Members shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished and discharged all Released Claims against the Released Persons, whether or not such Bondholder and Stockholder Class Member executes and delivers the Proof of Claim and Release.

         11. Upon the Effective Date hereto, each of the Settling Defendants shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished and discharged the Lead Plaintiffs, each and all of the Bondholder and Stockholder Class Members and counsel to the Lead Plaintiffs from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement or resolution of the Federal Actions or the Released Claims.

         12. Lead Plaintiffs, all members of the Bondholder and Stockholder Classes, the successors and assigns of any of them and anyone claiming through or on behalf of any of them, are hereby permanently BARRED, ENJOINED and RESTRAINED from instituting, commencing or prosecuting in the Federal Actions or any other action or proceeding any Released Claims against any of the Released Parties. The Released Claims against each and all of the Released Parties shall be released and dismissed with prejudice and on the merits. Nothing in this paragraph shall release the Released Claims against the Released Parties of any Person who submitted a timely, signed request for exclusion from the Bondholder or Stockholder Class and did not submit a timely, signed request to revoke the prior request for exclusion ("Opt-Out Plaintiffs").

         13. The Non-Settling Defendants and all other persons, including but not limited to any other person or entity later named as a defendant or third-party in the Federal Actions, are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting, or asserting any claim for contribution (whether contractual or otherwise) against the Released Parties or any other claim against the Released Parties where the injury to such entity/individual is any person's actual or threatened liability to the Lead Plaintiff, Named Plaintiffs and other Class Members or any costs or expenses (including attorneys' fees) incurred in connection with the Federal Actions; provided, however, that the Bar Order stated in this paragraph shall not apply to claims that may be asserted by any Opt-Out Plaintiff, or between and/or among any defendants in cases brought by Opt-Out Plaintiffs (but only to the extent such a claim between and/or among defendants is based upon the defendant's actual or threatened liability solely to the Opt-Out

Plaintiffs or the costs and expenses incurred solely in connection with a claim asserted by an Opt-Out Plaintiff). For purposes of this Bar Order, Barred Persons shall be defined as any Person who is barred and/or enjoined by this P. 13.

         14. The Non-Settling Defendants and all other persons, including but not limited to any other person or entity later named as a defendant in the Federal Actions, are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting, or asserting against the Settling Insurers and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them any and all manner of action or actions, cause or causes of action, suits, debts, liens, contracts, agreements, promises, liabilities, claims, rights, demands, damages, losses, costs, charges or expenses, of any nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, fixed or contingent, that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies,
(ii) the Coverage Litigation, (iii) the Federal Actions, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Federal Actions, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Federal Actions.

         15. All Settling Parties are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting or asserting any action or claims against the Settling Insurers and the present and former parents, subsidiaries, division, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies, (ii) the Coverage Litigation, (iii) the Federal Actions, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Federal Actions, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Federal Actions, but not as to Non-Settling Insurers.

         16. All Settling Insurers and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting or asserting any action or claims against the Settling Parties that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies, (ii) the Coverage Litigation, (iii) the Federal Actions, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Federal Actions, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the Coverage Litigation and the Federal Actions.

         17. Barred Persons shall be entitled to a judgment credit (i.e., a reduction to the total amount of the judgment for each claim entered in the Action) in an amount that is the greater of: (i) that part of the Settlement Amount paid by the Settling Parties and the Settling Insurers that is allocated to claims for which contribution would be sought; or (ii) for each such claim, the proportionate share of the Settling Defendants' fault as determined at trial.

         18. The Settling Defendants and Settling Insurers are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting, or asserting any claim for contribution (whether contractual or otherwise) against the Barred Persons or any other claim against the Barred Persons where the injury to the Settling Defendant or the Settling Insurer is any person's actual or threatened liability to the Lead Plaintiffs, Named Plaintiffs and other Class Members or any costs or expenses (including attorneys' fees) incurred in connection with the Federal Actions, provided, however, that the Bar Order stated in this paragraph shall not apply to claims that may be asserted by the Settling Defendants in any case brought by an Opt-Out Plaintiff (but only to the extent such a claim by a Settling Defendant is based upon such Person's actual or threatened liability solely to the Opt-Out Plaintiffs or the costs and expenses incurred solely in connection with a claim asserted by an Opt-Out Plaintiff); and provided further that nothing contained herein shall release, alter, change, limit, affect, dilute, eliminate, or in any way, impair or undermine existing or future indemnification and advancement rights, and/or existing or future indemnification and advancement claims, if any, of the Individual Settling Defendants against HealthSouth, whether arising out of any corporation governance provisions, Certificate of Incorporation, By-laws, as in effect at any time, other corporate documents, indemnity agreements, letter agreements, severance agreements, contract, law, or otherwise.

         19. The Settling Insurers and the present and former parents, subsidiaries, divisions, affiliates, predecessors, successors, employees, officers, directors, attorneys, assigns, and agents of each of them are hereby permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting, or asserting against the Barred Persons any and all manner of action or actions, causes of action, suits, debts, liens, contracts, agreements, promises, liabilities, claims, rights, demands, damages, losses, costs, charges or expenses, of any nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, fixed or contingent, that are based upon, in consequence of, arise out of or relate in any way, whether in whole or in part, to (i) the Insurance Policies, (ii) the Coverage Litigation, (iii) the Federal Actions, (iv) the litigation, defense, and settlement of the Coverage Litigation and the Federal Actions, and/or (v) any of the facts, circumstances, and situations underlying or alleged in the coverage Litigation and the Federal Actions.

         20. In the event that (i) a judgment (net of any judgment credit required under the PSLRA or P. 17 herein) is entered in the Federal Actions against any Non-Settling Defendant, and (ii) a court of competent jurisdiction determines that such Non-Settling Defendant is entitled to coverage under the Insurance Policies, then such Non-Settling Defendant shall have the overall judgment reduced by the amount of coverage, if any, such court determines (based on jury findings as and if required by law) is payable on behalf of such Non-Settling Defendant. In connection with the judicial determination of insurance coverage referred to in the preceding sentence, the Federal Plaintiffs shall have the right to defend all claims of coverage asserted by any Non-Settling Defendant, and to assert all defenses to coverage that may have been available to the Settling Insurers, the Settling Defendants shall cooperate as set out in P. 2.2(b) of the Stipulation and the Settling Insurers shall provide reasonable cooperation in the defense of all such claims.

         21. The provisions in this bar order are reciprocal and in the event that any person or entity asserts and is legally not barred by the bar order from bringing any claim, action or actions, cause or causes of action, suits, debts, liens, contracts, agreements, promises, liabilities, claims, rights, demands, damages, losses, costs, charges or expenses falling within the scope of this bar order (the "First Person") against any other person (the "Second Person"), this bar order shall not bar, enjoin or restrain the Second Person from asserting or bringing any claim, action or actions, cause or causes of action, suits, debts, liens, contracts, agreements, promises, liabilities, claims, rights, demands, damages, losses, costs, charges or expenses falling within the scope of this bar order against the First Person.

         22. The Notice of Pendency and Proposed Settlement of Class Action given to the Bondholder and Stockholder Class was the best notice practicable under the circumstances, including the individual notice to all Members of the Bondholder and Stockholder Class who could be identified through reasonable effort. Said notice provided the best notice practicable under the circumstances of those proceedings and of the matters set forth therein, including the proposed settlement set forth in the Stipulation, to all Persons entitled to such notice, and said notice fully satisfied the requirements of Federal Rule of Civil Procedure 23, ss.21D(a)(7) of the Securities

Exchange Act of 1934, 15 U.S.C. ss.78u-4(a)(7), as amended including by the Private Securities Litigation Reform Act of 1995 and the requirements of due process.

         23. Any Plan of Allocation submitted by Lead Plaintiffs' Counsel or any order entered regarding any attorneys' fee and expense application shall in no way disturb or affect this Judgment and shall be considered separate from this Judgment.

         24. Neither the Stipulation nor the settlement contained therein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any Released Claim, or of any wrongdoing or liability of the Settling Defendants or their respective Related Parties, or (b) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Settling Defendants or their respective Related Parties in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal. Settling Defendants and/or their respective Related Parties may file the Stipulation and/or the Judgment from this action in any other action in which they are parties or that may be brought against them in order to support a defense, claims or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction or any theory of claim preclusion or issue preclusion or similar defense or counterclaim.

         25. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction over: (a) implementation of this settlement and any award or distribution of the Settlement Fund, including interest earned thereon; (b) disposition of the Settlement Fund; (c) hearing and determining applications for attorneys' fees, interest and expenses in the Federal Actions; (d) all parties hereto for the purpose of construing, enforcing and administering the Stipulation; and (e) exclusive jurisdiction to enforce the provisions of the Bar Orders in this Judgment.

         26. The Court finds that during the course of the Federal Actions, the Settling Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11.

         27. In the event that the settlement does not become effective in accordance with the terms of the Stipulation, or the Effective Date does not occur, or in the event that the Settlement Fund, or any portion thereof, is returned to the Settling Defendants or the Settling Insurers, then this Judgment shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated and, in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided by and in accordance with the Stipulation.

         28. Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of the Stipulation.

         29. There is no reason for delay in the entry of this Partial Final Judgment and Order of Dismissal with Prejudice and immediate entry by the Clerk of the Court is expressly directed pursuant to Rule 54(b) of the Federal Rules of Civil Procedure.

         IT IS SO ORDERED.

DATED:
--------------------------      ------------------------------------------------
                                THE HONORABLE KARON OWEN BOWDRE
                                UNITED STATES DISTRICT JUDGE